Exhibit 10.19

WORKS CONTRACT

BETWEEN

[*****]

AND

SHINE UNION LIMITED

FOR

INTEGRATED SECURITY MANAGEMENT
SYSTEM INSTALLATION

IN RELATION TO

MAIN WORKS PACKAGE 2 (STAGE 1) FOR THE NEW
ACUTE BLOCK

OF EXPANSION OF [*****] HOSPITAL

SUBCONTRACT NUMBER: H27950/SC/834

WORKS CONTRACT

CONTRACT INSTRUMENT

DATE

Contract made on the date executed below.

PARTIES

[*****] a company incorporated in [*****] with registered number [*****], with registered offices at [*****]

(“[*****]”),

and

[*****], incorporated in [*****] with registered number [*****] and registered office at [*****] (“[*****]”).

Together as an unincorporated [*****] (the “[*****]”)

AND

SHINE UNION LIMITED, a company incorporated in Hong Kong with registered office address at 7th Floor, The Rays, No. 71 Hung To Road, Kwun Tong, Kowloon, Hong Kong (“Subcontractor”).

each a “Party” and collectively the “Parties” to this Agreement.

1.	RECITALS

(1)	[*****] entered into a Main Contract with the Employer with respect to the Project.

(2)	The Subcontractor represents to the [*****] that it has the requisite skill, experience, ability and available resources, and meets all requirements at law to perform the Work under the Contract in accordance with the Contract.

(3)	In reliance on the Subcontractor’s representations in Recital (2), the [*****] wishes to engage the Subcontractor to perform the Work under the Contract in accordance with the Contract.

(4)	The Subcontractor has agreed to accept such engagement upon the terms of the Contract.

2.	OPERATIVE PROVISIONS

2.1	Agreement

(1)	The Subcontractor agrees to perform the Work under the Contract in accordance with the Contract.

(2)	In consideration of the Subcontractor performing the Work under the Contract in accordance with the Contract, the [*****] agrees to pay the Subcontractor the Sub-Contract Price (see. Annexure B and Annexure H) in accordance with the Contract.

(3)	Each party warrants that it has the power to enter into the Contract and that all necessary corporate and other action has been taken to authorise the entering into of the Contract.

2.2	Contract Documents

The Contract is constituted by:

(a)	this Contract Instrument;

(b)	Part 1 conditions - Standard Form of Domestic Sub-Contract (2008 Edition) published by the Hong Kong Construction Association as amended by the Main Contract (see. Special Conditions of Sub-contract for Specialist Sub-Contract set out in Appendix SCT.D of the Main Contract Tender) (“Part 1 Conditions”).

(c)	Part 2 conditions - Special Conditions and Annexures to the Special Conditions (“Part 2 Conditions”)

2.3	Precedence of Documents

(1)	The several documents constituting the Contract are to be taken as mutually explanatory of one another and must be read and construed as a whole.

(2)	If there is any ambiguity, discrepancy, conflict, inconsistency or omission in or between the documents that constitute the Contract, the following order of precedence will apply (with the documents higher in the list taking precedence over those lower in the list):

(a)	this Contract Instrument;

(b)	Part 2 Conditions;

(c)	Part 1 Conditions.

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CONTRACT INSTRUMENT

EXECUTED and delivered as a Deed on the	17 JUN 2025

Executed for and on behalf of [*****] (a company incorporated in Hong Kong by:

Signature of secretary/other director	Signature of director

[*****]	[*****]
Name of secretary/other director in full	Name of director in full

Executed and delivered by [*****] In the presence of:

Authorised Representative
(as per the notarised Power of Attorney dated 29 September 2024)

Executed and delivered by [*****] In the presence of:

Executed for and on behalf of SHINE UNION LIMITED (a company incorporated in Hong Kong) by:

Signature of secretary/other director	Signature of director

YAM FUNG YEE CARRIE	CHAN MING DAVE
Name of secretary/other director in full	Name of director in full

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CONTRACT CONDITIONS

Part 1 Conditions —
Standard Form of Domestic Sub-Contract (2008 Edition) published by the Hong Kong Construction Association as amended by the Main Contract (See. Special Conditions of Sub-contract for
Specialist Sub-Contract set out in Appendix SCT.D of the Main Contract Tender)

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CONTRACT CONDITIONS

Part 2 Conditions —

Special Conditions and Annexures to the Special Conditions

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CONTENTS

CONTRACT INSTRUMENT
1.	RECITALS	2
2.	OPERATIVE PROVISIONS	2
PART 2 CONDITIONS - SPECIAL CONDITIONS AND ANNEXURES TO THE SPECIAL CONDITIONS
1.	DEFINITIONS, INTERPRETATION AND MISCELLANEOUS	8
2.	GENERAL	13
3.	PAYMENT	13
4.	GOVERNING LAW AND JURISDICTION	15
5.	DOCUMENTS AND OTHER INFORMATION	15
6.	SUBCONTRACTOR HAS INFORMED ITSELF AND SITE CONDITIONS	21
7.	WARRANTIES	22
8.	CO-OPERATION, CO-ORDINATION AND INTEGRATION	22
9.	SUBCONTRACTING AND APPROVED INSTALLERS/APPLICATORS	25
10.	LEGISLATIVE REQUIREMENTS AND RELEVANT CODES AND STANDARDS	27
11.	APPROVALS, FEES, DUTIES AND TAXES	29
12.	INSURANCE	29
13.	SUBCONTRACTOR’S PLANT	31
14.	CONSTRUCTION EQUIPMENT, TEMPORARY WORKS, MATERIALS, LABOUR AND GOODS	32
15.	WORKING HOURS	34
16.	QUALITY, SAFETY AND HEALTH AND THE ENVIRONMENT	34
17.	REPORTING	40
18.	COMMENCEMENT, COMPLETION, Delay and acceleration	41
19.	SUSPENSION	42
20.	PROGRAMMES	43
21.	SITE INDUCTION AND INDUSTRIAL RELATIONS	43
22.	VALUATION OF VARIATIONS	44
23.	VALUATION OF DAYWORK	44
24.	RELEASE	45
25.	MAINTENANCE AND DEFECTS	46
26.	TESTING	46
27.	INDEPENDENT AUDIT(S)	47
28.	PROHIBITION OF IMPOSING ADMINISTRATIVE CHARGES FOR REPORTING OF SITE ACCIDENTS AND ELIMINATION OF UNDER-REPORTING OF SITE ACCIDENTS	48
29.	PAYMENT OF WAGES OF SITE WORKERS FOR SUB-CONTRACTS	48
30.	TERMINATION WITHOUT CAUSE	49
31.	INDEMNITY AND LIABILITY	50
32.	BRIBERY AND CONFLICT OF INTEREST	51
33.	MODERN SLAVERY	51
34.	DISPUTES	52
35.	DRAWINGS AND OTHER DOCUMENTS	53
36.	BOND AND GUARANTEE	53
37.	QUALITY, MATERIALS, WORKMANSHIP, CHECKING, UTILITIES AND MANAGEMENT (CONCRETE, PILING WORKS, OTHER PRODUCTS AND MATERIALS, UTILITIES AND SUBCONTORS)	53
38.	ORDERING AND VALUING VARIATIONS	55

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CONTRACT CONDITIONS

39.	DISPUTE RESOLUTION	55
40.	FLUCTUATIONS	55
41.	TIME IS OF THE ESSENCE	56
42.	SUBCONTRACTOR’S ENTITLEMENT	56
43.	LIST OF SCHEDULES	57
44.	CENTRAL PROCUREMENT	58
ANNEXURES
ANNEXURE A — ADDITIONAL CONTRACT SPECIFIC CONDITIONS		59
ANNEXURE B — CONTRACT DETAILS		64
ANNEXURE C — WORK SCOPE AND SERVICES AND FACILITIES		67
ANNEXURE D — NOT USED		73
ANNEXURE E — FORM OF RELEASE		74
ANNEXURE F — FORM OF WARRANTY		77
ANNEXURE G — QUALITY, SAFETY, HEALTH AND ENVIRONMENTAL REQUIREMENTS		78
ANNEXURE H — SUB-CONTRACT PRICE TABLE		97
ANNEXURE I — RESPONSIBILITY MATRIX		99
ANNEXURE J — SCHEDULE OF MAINTENANCE WORKS		103
ANNEXURE K— FORM OF BOND		104
ANNEXURE L — CONTRACTOR’S PROGRAMME		105
ANNEXURE M — CD ROM		106

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CONTRACT CONDITIONS

The Standard Form of Domestic Subcontract 2008 Edition published by Hong Kong Construction Association (“GCS”, i.e. the Part 1 Conditions as per the Instrument) are modified and amended by the following Special Conditions of Subcontract and the Annexures (“SCS”, i.e. the Part 2 Conditions as per the Instrument). For the purposes of this Contract, the GCS and the SCS will be read and construed together. In the event of any discrepancy, the SCS will prevail pursuant to clause 2.3 of the Instrument.

SCS 1	Clause GCS 1 is deleted and replaced with the following:

1.	DEFINITIONS, INTERPRETATION AND MISCELLANEOUS

1.1	Definitions

In the Contract, unless the context otherwise indicates:

“Application Software” means all application programs, whether in electronic read only devices or otherwise, including data and utilities designed, developed or created by the Subcontractor or its consultant Secondary Subcontractor to be installed and/or supplied as part of the Work under the Contract (whether in draft or finalised versions) and its associated documentation;

“Authority” means any:

(a)	government, or government department, agency, authority or body;

(b)	local government authority;

(c)	statutory authority or body; or

(d)	other body, instrumentality or person (including a utility services provider but not including [*****] or the Employer),

that has any jurisdiction in connection with the Work under the Contract or any part thereof, or whose certificate, licence, consent, approval or permission is required in connection with the Work under the Contract or any part thereof;

“Business Day” means any day except a Saturday or Sunday and any statutory holiday at the place where the Site is located;

“Codes and Standards” means any codes, standards, regulations, practice directions, directives, guidelines, industry practices (whether issued by any Authority or private body) relevant or applicable to the Work under the Contract and/or Work under the Main Contract;

“Contract” means this contract between [*****] and the Subcontractor constituted by the documents described in clause 2.2 of the Contract Instrument;

“Contract Material” means any documents (including specifications and drawings), Software, designs, any logo of the Subcontractor to be used in any site uniform, samples, models, prototypes, patterns, videos and other things prepared by or on behalf of the Subcontractor for or in connection with the Contract, the Works or the Project (whether in electronic format or hard-copy format or both);

“Date for Commencement on Site” means the date notified in writing by [*****] to the Subcontractor under the Contract as being the Date for Commencement on Site (such date is unknown but is expected to be within the range of dates stated in Annexure B, but the actual date will depend upon the progress of the Work under the Main Contract);

“Date for Substantial Completion” means the date so named and stated in Annexure B or the last day of the relevant period stated in Annexure B (as applicable), but if an extension or reduction of time for achieving Substantial Completion is granted or determined by [*****] or allowed in any dispute resolution process under the Contract, it means the date resulting therefrom;

“Date of Substantial Completion” means the date upon which Substantial Completion is achieved;

“Daywork” means Variation work that [*****] expressly directs to be performed as Daywork and valued under the Contract;

“Defect” means:

(a)	any defect, deficiency, shrinkage or fault in, omission from, lack of fitness for the intended purpose as inferred from the requirements under the Contract or failure to execute any Work under the Contract for which the Subcontractor is responsible;

(b)	any aspect of the Work under the Contract that is not in accordance with the Contract; or

(c)	any damage to, or loss of, the Works or any part thereof that would not have occurred but for any such defect, shrinkage, fault, omission or aspect;

“Defects Liability Period” means the period referred to under GCS 13.2, commencing on the Date of Substantial Completion and ending on the expiry of the Maintenance Period under the Main Contract, as may be extended in accordance with the Main Contract (if there is more than one Ma’ t5A4ce Period under the Main Contract, the expiry of the relevant Maintenance Period under the Main Contract which corresponds with the Work under the Contract);

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“Employer” means the [*****] and includes, if there is one, the Employer’s Representative;

“Employer’s Requirements” means:

(a)	[*****]’s Proposals;

(b)	all requirements specifically set out by the Employer in its invitation or other document by whatever name or description setting out the design or purpose (whether with or without specification or other details) of the Works under the Main Contract, including the Authority’s requirements [(as they are defined in the Main Contract)];

(c)	all requirements specifically set out in the Main Contract or any document, but which shall include such other requirements as a reasonably experienced Subcontractor would consider as being necessary for the satisfactory design and completion of the Works under the Main Contract; and

(d)	all requirements not specifically set out in the Main Contract or any document, but which shall include such other requirements as a reasonably experienced Subcontractor would consider as being necessary for the purpose and integrity of the Works under the Main Contract.

“Employer’s Representative” means any person appointed by the Employer under the Main Contract to administer that contract (whether called by that name or by another name such as Supervising Officer, Architect, Surveyor, Superintendent, Contract Administrator or Engineer) and includes any person to whom that person delegates any functions in accordance with the Main Contract;

“GCS” means The Standard Form of Domestic Subcontract 2008 Edition published by Hong Kong Construction Association.

“Intellectual Property Right” means any copyright, patent, registered and unregistered design, circuit layout, trade mark or name or other protected right, both present and future;

“Legislative Requirements” means:

(a)	Acts, ordinances, regulations, by-laws, orders, awards and proclamations and other subordinate and delegated legislation of the jurisdiction in which the Work under the Contract or any part thereof is being performed;

(b)	certificates, licences, consents, approvals, permits and requirements of Authorities (including any conditions under them); and

(c)	fees and charges payable in connection with the foregoing;

“Main Contract” means the contract between the [*****] and the Employer for the performance of the Work under the Main Contract;

“Main Contract Works” means the whole of the work to be performed in accordance with the Main Contract, which by the Main Contract is to be handed over to the Employer;

“Modern Slavery” means slavery, servitude, force labour, trafficking in persons, forced marriage, child labour, debt bondage and other slavery like practices.

“Modern Slavery Law” means any law in any jurisdiction which prohibits or outlaws Modern Slavery.

“other contractor” means any person engaged by:

(a)	[*****] in the performance of any of the Work under the Main Contract (including a consultant, supplier or employee, but not including the Subcontractor or its Secondary Subcontractors); or

(b)	the Employer or by any of its contractors in the performance of any other work or services on or in connection with the Project (but not including [*****] or the Subcontractor);

“[*****] Project Manager” means the entity as appointed by [*****] from time to time and notified to the Subcontractor in writing to act as the [*****] Project Manager for the purposes of the Contract. [*****] Project Manager will assist [*****] to manage the Subcontractor’s performance of this Contract.

“Period for Completion” means all references to “Period for Completion” in the GCS shall be replaced by “Date for Substantial Completion”.

“Project” means the Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital;

“Project Management Plans” means the [*****]’s project management plans for the performance of the Work under the Main Contract as may be developed or amended by the [*****] from time to time;

“Programme” means [*****]’s programme included in Annexure K, which may be amended from time to time in accordance with the Main Contract’s programme.

“Release” has the meaning given in clause 24;

“Secondary Subcontract” means a contract between the Subcontractor and a Secondary Subcontractor;

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“Secondary Subcontractor” means any person engaged by the Subcontractor in the performance of any part of the Work under the Contract (including a consultant, contractor / subcontractor or supplier but not including an employee of the Subcontractor);

“Site” means the land (including any structure or other facility on the land) upon, over, below or through which the Project is being constructed together with any adjacent or nearby land obtained or used by [*****] for access purposes, temporary works or other activities in relation to the Project;

“Site Conditions” means physical conditions (including topographical, geological and hydrological conditions), services and obstructions, upon, above or below the surface of the Site or its surroundings and local conditions (including climatic conditions) near or relevant to the Site;

“Site Information” means any document, information, data, record, report or sample, whatever its form, regarding the Site, Site Conditions or the Work under the Contract that is not expressly stated to constitute part of the Contract;

“Software” means all computer programs, whether in electronic read only devices or otherwise, including Application Software, Standard Proprietary Software, operating systems, data utilities installed and/or supplied as part of the Work under the Contract and its associated documentation;

“Standard Proprietary Software” means all computer programs, whether in electronic read only devices or otherwise, including operating systems, data and utilities, supplied without modification by a third party software publishing house (not employed in any capacity to develop application software for Work under the Contract) as standard proprietary software available on standard licence and conditions, to be installed and/or supplied as part of the work under the Contract and its associated documentation;

“Sub-Contract” means the “Contract” as defined herein.

“Sub-Contract Price” means the sum specified in the Third Schedule hereto as payable to the Subcontractor for the Sub-Contract Works.

“Sub-Contract Works” means the “Works under the Contract” defined herein.

“Subcontractor-Designed Works” means the whole of the Works or those parts of the Works (as applicable) that the Contract requires the Subcontractor to design (refer to Work Scope);

“Subcontractor’s Plant” means the vehicles, plant and equipment that the Subcontractor brings to the Site in connection with the performance of the Work under the Contract (whether owned, hired, leased or otherwise acquired or held by the Subcontractor);

“Subcontractor’s Temporary Works” means the temporary works that are part of the Work under the Contract and that are required to execute the Works (including those required to execute the Subcontractor-Designed Works);

“Substantial Completion” means that stage in the performance under the Contract and completion of the Sub-Contract Works under GCS 6 when:

(a)	the Works are complete to the satisfaction of the Employer’s Representative and fit for purpose and use and comply with all Legislative Requirements, except for minor Defects:

(i)	which do not prevent the Works from being used for their intended purpose(s) as inferred from the requirements under the Contract and which do not cause any legal impediment to the use or occupation of the Works or the Project;

(ii)	the rectification of which, individually or collectively, will not prejudice the work of [*****] or other contractors or the convenient use or occupation of the Works or the Project; and

(iii)	in relation to which, [*****] determines that immediate rectification by the Subcontractor is not practical and that the Subcontractor has reasonable grounds for not performing the rectification work immediately;

(b)	those tests (including commissioning tests) required by the Contract before Substantial Completion is achieved, have been carried out and passed to the satisfaction of the Employer’s Representative;

(c)	all Authority certificates, licences, consents, approvals and permits that the Subcontractor is required to obtain under the Contract, have been obtained and copies thereof provided to [*****];

(d)	the warranties, as-built drawings and operation and maintenance manuals, as required by [*****] and the Contract have been provided to [*****];

(e)

the documents and other information required to be provided by the Date of Substantial Completion, including those which are essential for the use, operation and maintenance of the Works, have been provided to [*****]; and

the other requirements (if any) stated in Annexure B have been satisfied;

(g)	the [*****] has received the Taking-Over Certification and/ or written confirmation from the Employer and/ or the Employer’s Representative confirming completion of the Works under the Main Contract;

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CONTRACT CONDITIONS

as determined by [*****] (in its sole and absolute discretion) and evidenced by the issuance of a written certificate signed by [*****].

“Taking-Over Certificate” means the taking-over certificate issued by the Employer’s Representative under the Main Contract;

“Utility undertaking” means any person, undertaking, company, organization or Authority and includes any office, division, sub-division, section, sub-section, unit or group within an Authority which engages in or is so engaged in supplying or providing utilities (including electricity, lighting, traffic control, telecommunications, cable television, gas, water, drainage, sewerage and tramway) and any associated work and the supply or provision of which does not form part of the Work under the Main Contract, including [*****] and subcontractors of any tier of such person, undertaking, company, organization or Authority;

“Variation” has the meaning given under GCS 8;

“Work Scope” means the Work Scope described in Annexure C, as supplemented or modified in accordance with the Contract;

“Work under the Contract” means all work and services and other things that the Subcontractor is or may be required to perform under the Contract and includes the Work Scope, Variations, rectification work, Subcontractor’s Plant, temporary works and the Works;

“Work under the Main Contract” means all work and services and other things that the [*****] is or may be required to perform under the Main Contract, which includes variations, rectification work, constructional plant and equipment and temporary works; and

“Works” means the whole of the work to be performed in accordance with the Contract and handed over to [*****], including all parts of the Work Scope and Variations that are to be handed over to [*****].

1.2	Interpretation

(1)	In the Contract:

(a)	headings are for convenience only and do not affect the interpretation of the Contract; and

(b)	no rule of construction applies to the disadvantage of a party on the basis that the party put forward the Contract or any part of it,

and unless otherwise stated or the context otherwise indicates:

(c)	words in the singular include the plural, words in the plural include the singular and words importing a gender include all genders;

(d)	where a word or phrase is defined, other grammatical forms of that word or phrase have a corresponding meaning;

(e)	a reference to a ‘party’ includes the party’s executors, administrators, successors and permitted assigns;

a reference to any legislation or to any section or provision of any legislation includes any:

(i)	statutory amendment or re-enactment of, or any statutory provision substituted for, that legislation, section or provision; and

(ii)	ordinances, by-laws, regulations, subordinate and delegated legislation and other statutory instruments, issued under that legislation, section or provision;

(g)	a reference to the Contract, the Main Contract, or any other agreement includes the Contract, the Main Contract, and the other agreement (as applicable) as amended, novated, supplemented, varied or replaced from time to time;

(h)	a reference to ‘the date of the Contract’ means the date on which the Contract Instrument is executed by or on behalf of the parties, but if that document is executed by or on behalf of the parties on different dates, it means the later of those dates;

(I)	the word:

‘day’ means calendar day and ‘month’ means calendar month;

(ii)	‘document’ (as a noun) includes a design, drawing, specification, schedule, manual, description or other document (including any design documentation) required to perform the Work under the Contract; and

(iii)	‘person’ includes an individual, firm, unincorporated association, corporation, company and a government or statutory body or Authority;

(i)	the words ‘include’, ‘including’ and ‘includes’ and the expressions ‘for example’ and ’such as’, are not words or expressions of limitation;

(k)	the expressions ‘at law’ and ‘by law’, include under common law, in equity and under any applicable Legislative Requirement;

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(I)	the expression ‘to the extent permitted by law’ means to the fullest extent that is permitted by law; and

(m)	all monetary amounts and rates stated in the Contract are in Hong Kong currency and all payments due under the Contract must be made in Hong Kong currency.

(2)	The Subcontractor acknowledges, agrees and accepts that:

(a)	some or all of the technical documents identified in the table in Annexure C may have been prepared for the purpose of the Main Contract, including having been prepared using terminology relevant to the Main Contract (including having references to the Employer and references to the [*****] as the contractor under the Main Contract);

(b)	to the extent that any of the technical documents identified in the table in Annexure C were prepared for the purpose of the Main Contract, and to the extent relevant to the Work under the Contract:

(i)	the Subcontractor must perform the obligations of the [*****] under the technical documents;

(ii)	[*****] must perform, or procure the Employer to perform, the obligations of the Employer under the technical documents (but this subparagraph (ii) does not apply to any obligations of the Employer to pay money, to grant extensions of time or to indemnify);

(iii)	as between [*****] and the Subcontractor, [*****] has any rights of the Employer under the technical documents; and

(iv)	the technical documents will otherwise be construed (including with due alteration of terminology) in a manner that makes them applicable to the Contract and the Work under the Contract; and

(c)	to the extent that any of the technical documents identified in the table in Annexure C:

(i)	state that any matter or thing relevant to the Work under the Contract is to be performed or that any action relevant to the Work under the Contract is to be performed or organised, but do not state who is responsible for doing so, then unless the context requires otherwise, the Subcontractor must perform that matter or thing or perform or organise that action (as the case requires); or

(ii)	state that any document, information or other matter or thing relevant to the Work under the Contract is to be submitted or approved, but do not state to whom or by whom the document, information, matter or thing is to be submitted or approved, then unless the context requires otherwise, the document, information or other matter or thing must be submitted to or approved by [*****] (as the case requires).

1.3	Miscellaneous

(1)	Where the Subcontractor comprises two or more persons, each person will be jointly and severally bound by the Subcontractor’s obligations under the Contract.

(2)	None of the terms of the Contract can be amended, waived, discharged or released at law unless both parties agree in writing, but this clause 1.3(2) does not limit [*****]’s right to issue further documents or information or to direct Variations.

(3)	In relation to its subject matter, the Contract constitutes the entire agreement and understanding between the parties and takes effect according to its tenor despite:

(a)	any prior agreement or dealings in conflict or at variance with the Contract; or

(b)	any correspondence or other documents relating to the subject matter of the Contract which may have passed between the parties or their agents before the date of the Contract and which are not part of the documents that constitute the Contract, and any terms that may have been attached to or embodied in the Subcontractor’s tender or offer are deemed to have been withdrawn in favour of the terms of the Contract.

(4)	Any provision in the Contract that is illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and such illegality, voidness or unenforceability will not invalidate any other provision of the Contract.

(5)	All obligations to indemnify under the Contract are continuing, separate and independent obligations and survive the completion of the Contract and any termination of the Contract. This clause 1.3(5) will survive the completion of the Contract and any termination of the Contract.

(6)	Where the Subcontractor is required under the Contract (whether expressly or impliedly) to perform or satisfy an obligation, to discharge a liability, to provide or supply any plant, equipment, materials, goods, items, documents, information, data, records, reports, insurance or other things or to perform or do any work (including rectification, repair, replacement or reinstatement work), services, activities, tasks or other things, the Subcontractor must do so entirely at its own risk and expense, except to the extent that the Contract expressly provides otherwise.

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(7)	Where the Contract refers to all or part of another document that is not physically included in the Contract, then the Subcontractor is deemed to have obtained a copy of that other document.

(8)	The Subcontractor agrees that:

(a)	its obligations and liabilities under the Contract, remain unaffected; and

(b)	it is liable and responsible for:

(i)	the performance of the Work under the Contract in accordance with the Contract;

(ii)	management and control of any place where the Work under the Contract is performed or stored and persons engaged in the performance of the Work under the Contract;

(iii)	all construction means, methods or proposed methods of work, techniques, equipment and labour levels, procedures and other matters employed or to be employed by the Subcontractor in the performance of the Work under the Contract; and

(iv)	any errors or omissions in, or other non-compliances with the Contract of, any documents or other information submitted by the Subcontractor,

notwithstanding:

(c)	any receipt, vetting or review of, or comment on, or consent to, or permission in connection with, or rejection, non-rejection or approval of, or expression of satisfaction or dissatisfaction with:

(i)	any documents or other information provided by the Subcontractor; or

(ii)	any submission, proposal, plan, request or recommendation by the Subcontractor, by [*****]; or

(d)	any failure by [*****] to identify an error or omission in, or other non-compliance with the Contract of:

(i)	any document or other information provided by the Subcontractor; or

(ii)	any submission, proposal, plan, request or recommendation by the Subcontractor.

(9)	The Contract may be executed in counterparts. The executed counterparts together constitute one contract and each executed counterpart constitutes an original of the Contract.

(10)	The Subcontractor acknowledges, agrees and accepts that any promise or obligation expressly made or assumed by it in the Contract in favour of a person who is not a party to the Contract, including the Employer, (each such person being a “Beneficiary”) is intended to be binding on the Subcontractor and enforceable by the relevant Beneficiary and is given or assumed in exchange for the receipt by the Subcontractor of valuable consideration from [*****] and the Beneficiary (including in the case of the Employer, the Employer not objecting to [*****] entering into the Contract with the Subcontractor).

SCS 2	2.	GENERAL

Clause GCS 2.5 is deleted and replaced with the following:

2.5	If at [*****]’s request, the Subcontractor performs, before the date of the Contract, any work or services that is part of the Work under the Contract, then:

(a)	the terms of the Contract apply to any such work and services;

(b)	the terms on which any such work and services were performed are superseded by the terms of the Contract; and

(c)	any payments made to the Subcontractor by [*****] in connection with any such work and services before the Contract became operative, will be treated as payments under the Contract in part discharge of [*****]’s obligation to pay the Sub-Contract Price.

SCS 3	15.	PAYMENT

Clause GCS 15.6(e) and GCS 15.6(f) are deleted.

Add the following clauses after GCS 15.8.

15.9	Nature of Contract

(1)	The Sub-Contract Price is deemed to compensate the Subcontractor for performing all of its obligations under the Contract.

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(2)	The Subcontractor acknowledges, agrees and accepts that, with respect to any:

(a)	schedule of rates part of the Contract (that is, the part or parts for which [*****] accepted a rate or rates):

(i)	payment on a schedule of rates basis will be:

(A)	based on the work items identified in the schedule of rates in the Sub-Contract Price Table stated in Annexure H (“scheduled items”); and

(B)	calculated by multiplying the rate for a scheduled item stated in the schedule of rates by the measured quantity of that item actually directed and performed in accordance with the Contract;

(ii)	the rate for a scheduled item is deemed to include all things necessary to perform the scheduled item in accordance with the Contract (even though all of those things may not be separately itemised) and all on-site and off-site overheads and profit in connection with the scheduled item;

(iii)	if the schedule of rates includes any quantities, those quantities are only approximate or estimated quantities and the Subcontractor did not rely on the completeness, accuracy or adequacy of those quantities;

(iv)	any descriptions of work in the schedule of rates (including descriptions of scheduled items) are only general descriptions and the Subcontractor did not rely on those descriptions as being a complete description of the work covered;

(v)	if the schedule of rates omits an item which should have been included, the omitted item is deemed to be included in the items that are identified in the schedule of rates (but this paragraph does not apply to work that is in the lump sum part of the Contract); and

(vi)	[*****] has not warranted or made any representation or assumed any duty of care or liability with respect to, the completeness, accuracy or adequacy of any quantities included in the schedule of rates or any descriptions of work in the schedule of rates (including descriptions of scheduled items); and

(b)	lump sum part of the Contract (that is, any part or parts for which [*****] accepted a lump sum or lump sums):

(i)	a lump sum is deemed to include all things necessary to perform the applicable lump sum part of the Contract in accordance with the Contract (even though all of those things may not be separately itemised) and all on-site and off-site overheads and profit in connection with that part of the Contract; and

(ii)	if there is any bill or schedule of quantities indicating the build-up of the lump sum part of the Sub-Contract Price:

(A)	such bill or schedule of quantities is a “bulk” bill or schedule indicating only approximate or estimated quantities and general descriptions of certain of the Work under the Contract relevant to that part of the Sub-Contract Price;

(B)	it did not rely on the completeness, accuracy or adequacy of the quantities or the descriptions of work in such bill or schedule in calculating the lump sum part of the Sub-Contract Price; and

(C)	[*****] has not warranted or made any representation or assumed any duty of care or liability with respect to, the completeness, accuracy or adequacy of those quantities or descriptions of work.

(3)	If the Sub-Contract Price includes, as part of any lump sum, any provisional sums identified in the Sub-Contract Price Table stated in Annexure H, those provisional sums are not themselves payable to the Subcontractor.

(4)	Where [*****] directs the Subcontractor to perform work to which a provisional sum relates, that work will be valued, and the Sub-Contract Price adjusted by deducting the relevant provisional sum and adding the valuation, provided however that the Sub-Contract Price is deemed to already include the Subcontractor’s on-site and off-site overheads and profit in respect of the provisional sum items so the valuation of the work to which a provisional sum relates must not include any allowance or adjustment for the Subcontractor’s on-site and off-site overheads and profit (regardless of whether the valuation is more or less than the relevant provisional sum amount).

(5)	Where [*****] does not direct the Subcontractor to perform work to which a provisional sum relates, that work will be deemed to have been deleted from the Work under the Contract and the relevant provisional sum will be deducted from the Sub-Contract Price together with a reasonable amount for the Subcontractor’s on-site and off-site overheads and profit in respect of the applicable provisional sum work.

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15.10	No Rise and Fall

Unless stated otherwise in the Contract, the Sub-Contract Price is not subject to adjustment for rise and fall in costs for any cause whatsoever, including changes in the cost of labour, plant, equipment, materials, goods, taxation, excise, duty, fees or charges.

SCS 4	Clause GCS 21 is deleted and replaced with the following:

21.	GOVERNING LAW AND JURISDICTION

(1)	The Contract is governed by the law of Hong Kong.

(2)	The parties irrevocably submit to the exclusive jurisdiction of the courts of Hong Kong with respect to any proceedings that may be brought at any time relating to the Contract. Nothing in this clause affects the operation of SCS 34, 39 or the enforcement in any place of an award made in an arbitration.

(3)	Unless otherwise expressly stated in this Contract, nothing in this Contract confers or purports to confer on any third party any benefit or any right pursuant to the Contracts (Rights of Third Parties) Ordinance (Cap. 623) to enforce any term of the Contract.

(4)	Nothing in this Contract shall be interpreted as authorising or permitting the doing of any act that is prohibited by any written law.

SCS 5	5.	DOCUMENTS AND OTHER INFORMATION

5.1	General

(1)	Minor items not expressly mentioned in the Contract, but which are necessary for the satisfactory completion and performance of the Work under the Contract, must be supplied and performed by the Subcontractor.

(2)	Figured dimensions must be used in preference to dimensions indicated by scale.

5.2	Documents and Other Information Supplied

The Subcontractor agrees that:

(a)	the design and documentation of the Main Contract Works may be carried out progressively and concurrently with the construction of the Main Contract Works;

(b)	the documents that describe or comprise the Work Scope are not necessarily the final documents for the performance of the Work under the Contract;

(c)	further documents and other information that further develop or change the documents that describe or comprise the Work Scope, may be issued progressively to the Subcontractor during the performance of the Work under the Contract. Such documents and other information will form part of the Work Scope to the extent that:

(i)	they are part of a Variation directed by [*****] under the Contract; or

(ii)	[*****] otherwise so states in writing;

(d)	the consequences of any changes to the scope of the Work under the Contract resulting from the issuing of further documents and other information under clause 5.2(c) will be dealt with in accordance with the terms of the Contract. The Subcontractor’s entitlements (if any) under the Contract with respect to such matters are its sole entitlement;

(e)	as between [*****] and the Subcontractor, all documents supplied to the Subcontractor (and all copies and reproductions of them) remain the property of [*****] and must be returned by the Subcontractor to [*****] on demand in writing. The documents must not, without the prior written consent of [*****], be used (including copied or reproduced) for any purpose other than the performance of the Work under the Contract;

unless agreed otherwise, [*****] may, at its discretion, issue documents and other information (including specifications and drawings) to the Subcontractor in either electronic format or hard-copy format (or both). If a document is issued in hard-copy format, one copy will be issued unless agreed otherwise; and

(g)	the Subcontractor must promptly notify [*****] upon discovering any error, inconsistency, omission or defect in any documents or other information supplied by [*****]. If the error, inconsistency, omission or defect may affect the execution of the Work under the Contract, [*****] shall then explain and adjust it and may issue to the Subcontractor, an instruction to resolve the ambiguity, discrepancy, conflict, inconsistency or omission;

(h)	If the Subcontractor considers that compliance with an instruction from [*****] under clause 5.2(g) is likely to or has caused the Subcontractor to incur any additional costs that could not have been reasonably foreseen by an experienced contractor (assuming a diligent perusal of the documents submitted prior to the entry into the Contract), the Subcontractor must notify [*****] in writing and subject to the Subcontractor’s compliance with the notification requirements under the Contract;

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(i)	In the event that instructions issued by [*****] under clause 5.2(h) result in a reduction in the Sub-Contract Price, such reduction shall be determined in accordance with the Contract and [*****] must be entitled to reduce any valuation of the Work under the Contract;

(j)	Nothing in this clause 5.2 shall entitle the Subcontractor to an extension of time or any additional costs or any other compensation or remedy whatsoever (whether pursuant to the Contract or as damages or otherwise at law) for any ambiguity, discrepancy, inconsistency or omission in any of the documents which could have been found prior to the date of the Contract and the Subcontractor must be deemed to have found it and to have entered into the Contract with full knowledge of it and any resolution of it.

(k)	For the avoidance of doubt, any ambiguities, discrepancies, conflict, inconsistencies or omissions in the Contract Material must be resolved at the Subcontractor’s own expense.

(l)	The Subcontractor must give [*****] adequate notice in writing to [*****]:

(i)	of any further drawing, specification or other information which [*****] is required to provide under the Contract;

(ii)	of any drawing, specification, instruction or other information which is required by any specific time, whenever the planning or execution of the Work under the Contract is likely to be delayed or disrupted by its lack, and whether or not the need for it is shown on any program.

The notice must also state the consequences in terms of delay to the progress of completion of the Works or any part of the Work under the Contract and any financial consequences should [*****] not comply with any of the notice requirements under the Contract.

5.3	Documents and Other Information Required

(1)	In accordance with the progress/program of the Works under the Main Contract, and in any event not less than 20 Business Days before the documents and other information are required for use by the Subcontractor for the Work under the Contract or a discrete part thereof, the Subcontractor must submit 5 copy(ies) of all documents and other information relevant to the Work under the Contract or the relevant part thereof to [*****] for review.

(2)	Although [*****] is not obliged to:

(a)	review or comment upon documents and other information submitted by the Subcontractor; or

(b)	check those documents and information for errors, omissions or compliance with the requirements of the Contract,

[*****] may:

(c)	review any documents and other information submitted or resubmitted by the Subcontractor; and

(d)	within 20 Business Days of the submission by the Subcontractor of any document and other information, reject the document or information if the document or information does not comply with the requirements of the Contract.

If any document or other information is rejected by [*****] or the Subcontractor wishes to amend any document or other information that has been submitted to [*****] for review, the Subcontractor must promptly amend and resubmit the document or information to [*****] and clauses 5.3(2) and (3) will apply again.

The Subcontractor must not commence or proceed with the manufacture, fabrication, erection or construction of any part of the Work under the Contract in respect of which it is required to submit a document or other information to [*****] for review unless the relevant document or information for that part of the Work under the Contract has been submitted to [*****] and [*****] has had the number of Business Days stated in clause 5.3(2)(d) to review the document or other information and has not rejected it.

Information other than documents, including samples, models, prototypes, software, patterns and videos, must be submitted for review at such times and in such manner and quantity as required by [*****].

Documents and other information to be provided by the Subcontractor after the Date of Substantial Completion (that is, documents and other information not required for use by the Subcontractor on the Work under the Contract or required as a condition precedent for Substantial Completion), must be provided final and complete to [*****] within 2 months of the Date of Substantial Completion. Drafts of such documents and information for review must be provided to [*****] within 1 month of the Date of Substantial Completion.

After the review of a document by [*****], the Subcontractor must provide 5 hard copy(ies) and one electronic copy of the document to [*****]. The electronic copy must be in the format requested by [*****].

After the review of other information by [*****], the Subcontractor must provide the reviewed information to [*****] in such manner and quantity as [*****] requires.

Computer-Aided-Drafting (CAD) drawings must be prepared conforming to the CAD Standard for Works Projects (CSWP) version 1.03.00 (or later versions as requested by [*****] from time to time) as posted on the Development Bureau’s web site:

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http://www.devb.gov.hk/en/construction_sector_matters/electronic_services/cad_standard/computer_aided_drafting/cad/index.htm and in accordance with the Drawing Manuals issued by the Architectural Services Department.

5.4	Availability of Documents

While the Work under the Contract is being performed, one complete set of the Contract and any documents and other information that the Subcontractor is entitled to use for manufacture, fabrication, erection or construction purposes by reason of clause 5.3, must be kept by the Subcontractor at the Site or at such other location as [*****] has approved in writing and must be available at all times for viewing by [*****] and by any person nominated in writing by [*****].

5.5	Intellectual Property

(1)	The Intellectual Property Rights in any Contract Material are the property of [*****] and [*****] shall have full, irrevocable, perpetual, royalty-free and transferable title and ownership of all Intellectual Property Rights in any Contract Material. [*****] hereby grants to the Subcontractor a revocable licence [(which include the right to grant sub-licences)] to use the Contract Material (including by copying or reproducing) for the sole direct purpose of performance of the Work under the Contract, the Work under the Main Contract or the Project.

(2)	To the extent that beneficial ownership of any Intellectual Property Rights incorporated or utilised in the Work under the Contract is vested in anyone other than [*****], the Subcontractor must at its own expenses, procure that the relevant beneficial owner to grant a licence together with an indemnity to [*****] upon the same terms mutatis mutandis as those set out in clauses 5.5(1) and 7(g) respectively.

(3)	In respect of the Intellectual Property Rights in any Application Software, [*****] and the Employer shall be entitled to employ any agent, contractor / subcontractor or consultant as they deem fit to carry out such modification, enhancement, adaptation or translation work for the benefit of [*****] or the Employer.

(4)	The Subcontractor shall, at its own expenses, procure for [*****] and the Employer the right to use, reproduce (including but not limited to, the purposes of making backup copies) and apply Standard Proprietary Software for the purposes of the design, manufacture, testing, commissioning, maintenance, operation or extension of the Work under the Contract or any part thereof. Such right to use, reproduce and apply Standard Proprietary Software shall entitle [*****] and the Employer to disclose (under reasonable conditions of confidentiality) any information contained in such Standard Proprietary Software to a third party who is to undertake the performance of the services for [*****] and the Employer in respect of the Software or the Work under the Contract.

(5)	For the avoidance of doubt, any licence and indemnity granted pursuant to this clause 5.5(2) to (4) and clause 7(g) shall not be determined if the Subcontractor shall for any reason cease to be employed in connection with the Work under the Contract.

(6)	The Subcontractor must at the request of [*****], at its own expenses do such acts and execute all such deeds and documents (or procure the same be done or executed) as [*****], the Employer or subsequent owners of the Work under the Contract may require for vesting of the rights referred to in this clause 5.5.

5.6	Confidentiality

(1)	Details of the Contract and all information provided by [*****] (and which for the purposes of this provision includes, without limitation, any and all information provided by and/or received from the Employer or the Contractor, the Architect or the Surveyor or any delegate) are confidential, and except to the extent that disclosure of such details or information is:

(a)	required by law; or

(b)	made to a person (including a Secondary Subcontractor) for the purpose of enabling that person to perform any of the Work under the Contract or to provide professional advice in relation to the Contract or the Work under the Contract (subject to that person being bound by confidentiality undertakings no less favourable to [*****] than this clause 5.6(1)), the Subcontractor must not use, divulge, disclose, disseminate, publish or allow to be used, disclosed, disseminated, published such details or information, anywhere, whether in this Contract and/or in in any subsequent correspondence or documentation, to a third party without the prior written consent of [*****] in its sole and absolute discretion. Any disclosure to any person or agent or Secondary Subcontractor for the purpose of the Contract must be in strict confidence and must be on a “need to know” basis and extend only so far as may be necessary for the purpose of this Contract. The Subcontractor must take all necessary measures (including by way of contractual provisions where appropriate) to ensure that information is not divulged for purposes other than that of this Contract by such person, agent or subcontractor. The Subcontractor must indemnify and forever hold harmless and keep indemnified [*****] against all loss, liabilities, damages, costs, legal costs, professional and other expenses of any nature whatsoever [*****] may suffer, sustain or incur, whether direct or consequential, arising out of or in connection with any breach of the aforesaid non-disclosure provision by the Subcontractor or his employees, agents or Secondary Subcontractors. This obligation will survive the completion of the Contract and any termination of the Contract and will stay in effect and be enforceable by [*****] and where relevant the Employer for a period of not less than 25 (twenty-five) years from the date of such completion or termination.

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(2)	The Subcontractor must not issue for publication any information concerning the Works, the Contract or the Project in any media without the written consent of [*****]. The Subcontractor must refer to [*****] any enquires from any media concerning those things.

(3)	The Subcontractor expressly consents to any contract rates or information provided by the Subcontractor in connection with the Contract being used by the Employer for the sole purpose of cost estimation or cost analysis for its other works which may or may not be connected with the Contract, and the Employer may also furnish such information to any third party engaged by the Employer for the sole purpose of cost estimation or cost analysis.

5.7	Design

(1)	The Subcontractor shall ensure and warrants that the Subcontractor-Designed Works conforms to any performance specification or requirement referred to in the Contract and/or Main Contract. In addition, the Subcontractor-Designed Works shall be compatible with the provisions of the Specification and the Drawings under (and as defined in) the Main Contract. This liability and warranty shall apply independent of any question of fault on the part of the Subcontractor or any sub-contractor and shall not be invalidated in any respect by any error made by the Contractor or sub-contractor in the Contractor’s Design or any submission to the Architect for checking and/or approval. In addition, the Subcontractor must:

(a)	design the Subcontractor-Designed Works and the Subcontractors Temporary Works and for this purpose prepare all relevant design documentation;

(b)	include as part of any program that it is required to provide under the Contract, a design documentation program that makes allowance for the design documentation to be submitted to [*****] in accordance with the times stated in clause 5.3; and

(c)	submit the design documentation it prepares to [*****] in accordance with that design documentation program and clause 5.3.

If at any time it becomes apparent to the Subcontractor that an amendment to the Subcontractor-Designed Works is required for the proper completion of that part of the Works involved in such design, then the Subcontractor shall immediately advise the Contractor of the proposed amendment, resubmit documents in accordance as required, provided always that: (i) the finished appearance of the Works shall remain substantially unaltered; (ii) there shall be no additional payment made nor any extension of time granted to the Subcontractor; and (iii) the Subcontractor shall bear the full cost of complying with this clause, and shall reimburse the Contractor the cost of any work or design done by the Contractor and/or Employer which has been rendered abortive by any such amendments. Separate to the foregoing, the Subcontractor may propose modifications to the Specification in respect of particular methods of construction or materials not included in the Specification or shown on the Drawings (all as under and defined in the Main Contract). In such cases, the Subcontractor shall immediately advise the Contractor of such proposals directly. The Contractor shall decide, and neither the acceptance nor rejection by the Contractor of such proposals shall vitiate the Contract. Acceptance or rejection by the Contractor of such proposals shall not entitle the Subcontractor to extra payment arising from any additional cost of the Works or extension of time arising therefrom.

(2)	Notwithstanding clause 5.2, the Subcontractor agrees that, unless expressly stated otherwise in the Contract, it is responsible for obtaining such further information and carrying out such further investigations as may be necessary to ensure that the Subcontractor’s obligations under this clause 5.7 are performed in accordance with the Contract. Where Subcontractor-Designed Works require a Designer and/or Independent Design Checker under (and as defined in) the Main Contract, the Subcontractor must provide all assistance for the Contractor’s submissions under the Main Contract, and shall not commence the construction of such works until notified by the Contractor as to whether the Architect under the Main Contract has notified the Contractor in writing as to whether or not the documents submitted meet the requirements of the Main Contract. Prior to the commencement of that part of the Works of the Subcontractor-Designed Works, the Subcontractor shall supply 6 (six) copies of the Certified Working Drawings required under (and defined in) the Main Contract together with one reproducible print of each drawing and, where specified in the Contract, the soft copy of the drawings prepared in accordance with the CAD standard as specified. All drawings shall be fully figured copies with black lines on a white background of a size specified in the Contract and shall be detailed in S.I. units. The Subcontractor shall also, on completion of the work constructed in accordance with the Subcontractor-Designed Work, the Subcontractor shall prepare and submit to the Contractor the ‘as constructed’ drawings of such work and shall supply to the Contractor 2 (two) copies and 1 (one) reproducible print of each of such drawings and, where specified in the Contract, the soft copy of the drawings prepared in accordance with the CAD standard so specified. If at any time it becomes apparent that any drawing and/or document submitted by the Subcontractor does not comply with the Contract, then all amendments notified by the Contractor shall be made therein by the Subcontractor, and such amended drawing and/or document shall be reviewed by the Designer and shall be subject to a further Check Certificate under (and as defined in) the Main Contract. The Subcontractor shall bear the full cost of complying with this sub-clause, and shall reimburse the Contractor the cost of any work or design done by the Contractor and Employer which has been rendered abortive by any such amendments. For the avoidance of doubt, any change in the quantities in the Bills of Quantities resulting from the acceptance by the Contractor of the Subcontractor-Designed Work shall not entitle the Subcontractor to any adjustment of the rates in the said Bills of Quantities notwithstanding any other provisions in the Contract.

(3)	The Subcontractor agrees that: (i) it is fully responsible for the choice of equipment, materials, goods, plants, workmanship and the like to enable the Works to be constructed and completed a Jzta fully operation in accordance with the Contract and the Employer’s Requirements; (ii) the Employed, Contractor shall rely upon the Subcontractor to select equipment, plant, materials and goods required by the Subcontractor-Designed Works to be incorporated in the Works and Main Contract Works, and as such the Subcontractor shall ensure that all such equipment, plant, materials and goods are reasonably fit for the purpose for which they are intended and of good quality. The Subcontractor shall indemnify and keep the Contractor indemnified from and against all claims, proceedings, actions, demands, damages, expenses (including without limitation the fees and disbursements of lawyers, agents and expert witnesses), losses incurred or sustained by the Contractor and/or Employer and the subsequent owners or occupiers of the Works and any awards and liabilities of whatsoever nature in respect of the infringement of any intellectual property rights arising out of or in connection with: (i) the execution of the Works including without limitation the design, development, construction, maintenance under the Contract; (ii) the use, possession and operation of the Works by the Employer and the subsequent owners or occupiers of the Works; and (iii) the use, possession and operation of the Subcontractor-Designed Works by the Employer and the subsequent owners or occupiers of the Works. The Subcontractor shall grant a like indemnity with no cost to the Employer’s subsequent owners or occupiers of the Works.

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(4)	With respect to the co-ordination of the design:

(a)	the Subcontractor must actively co-operate with relevant other contractors, so that the co-ordination of the design of both the Subcontractor-Designed Works and the Subcontractor’s Temporary Works with other contractors’ work is achieved in an effective and timely manner. All written communications between the Subcontractor and other contractors regarding such coordination must be copied to [*****]; and

(b)	if the Subcontractor and any other contractor / subcontractor cannot agree in a timely manner on an appropriate co-ordinated design, the matter must be referred to [*****] whose decision on the matter will be final and binding.

(5)	The Subcontractor must pay particular regard to the buildability of the Subcontractor-Designed Works and the Subcontractor’s Temporary Works.

(6)	If the Subcontractor-Designed Works or the Subcontractor’s Temporary Works interface with adjoining works (including other parts of the Works or the Main Contract Works or other temporary works), the Subcontractor must actively liaise with [*****] regarding the design of the Subcontractor-Designed Works and the Subcontractor’s Temporary Works and the interface. The Subcontractor is responsible for obtaining all relevant information regarding such adjoining works (including, where relevant, making site measurements) to ensure that the design of the Subcontractor-Designed Works and the Subcontractor’s Temporary Works is compatible in all aspects with the adjoining works (including dimensions, tolerances and buildability). The Subcontractor must give prompt written notice to [*****] as soon as it becomes aware of any matter relating to the adjoining works that could adversely affect the Subcontractor-Designed Works or the Subcontractor’s Temporary Works at the interface with the adjoining works.

(7)	The Subcontractor warrants that it is the sole legal and beneficial owner of all intellectual property rights subsisting in the Subcontractor-Designed Works (which consists of original works) and passes to the Contractor full and unencumbered title, property and ownership immediately on the earlier of creation or signing the Contract. Alternatively, if any intellectual property rights in the Subcontractor-Designed Works contain anything belonging to a third party, it shall prior to use and incorporation have obtained from such third party the grant of all necessary licences (which shall be royalty-free, perpetual, worldwide, non-exclusive, revocable and transferable by the Contractor) for itself, the Contractor and the Employer and the subsequent owners or occupiers of the Works and Main Contract Works to use such works and materials in this manner and for any of the purposes contemplated by the Contract and/or Main Contract. The Subcontractor shall immediately on request by the Contractor, do such acts and execute all such deeds and documents (or procure that the same be done or executed) as the Contractor and Employer or the subsequent owners or occupiers of the Works may require for vesting in the Employer and the subsequent owners or occupiers of the Works all or any of the rights referred to in this clause. The costs and expenses of any and all vesting and licencing and the foregoing shall be borne by the Subcontractor. No title or licence shall be determined, cease, be suspended or otherwise prejudiced if the Subcontractor for any reason or not ceases to be employed in connection with the Works. In any event, the Subcontractor additionally warrants that the possession, provision, use, exercise, transfer, licencing and/or disposal of the Subcontractor-Designed Works and the Works do not and shall not infringe the intellectual property and/or other rights of any person. In addition, the Subcontractor further warrants that it:

(a)	It the design documentation it prepares under this clause 5.7 will:

(i)	be prepared in a proper, thorough, careful, skilful and professional manner by appropriately qualified individuals;

(ii)	satisfy the performance and other requirements of the Contract;

(iii)	be fit for its intended purpose(s) as inferred from the requirements under the Contract and provide an effective and efficient design solution that is fit for its intended purpose as inferred from the requirements under the Contract;

(iv)	comply with all relevant Legislative Requirements (including those relating to safety, health and environmental protection) and all relevant International and British Codes and Standards (with the most stringent standard applying in the case of conflict);

(v)	not infringe the Intellectual Property Rights of any person; and

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(vi)	be fully co-ordinated with other components of the Works, the Main Contract Works and temporary works that will or may interface with the Subcontractor-Designed Works or the Subcontractor’s Temporary Works; and

(b)	upon Substantial Completion, the Subcontractor-Designed Works will be fit for their intended purpose(s) as inferred from the requirements under the Contract.

(8)	[*****] may elect, at its discretion, to carry out value management studies in respect of any part of the Main Contract Works, including the Works. If requested by [*****] to do so, the Subcontractor must attend and participate in such value management studies. The Sub-Contract Price is deemed to include all attendance at and participation in value management studies. If the Subcontractor considers that any aspect of a value management action plan issued by [*****] to the Subcontractor would, if implemented, entitle the Subcontractor to an increase in the Sub-Contract Price or an extension of time or otherwise affect the Subcontractor’s ability to perform the Work under the Contract in a timely manner and in accordance with the Contract, the Subcontractor must immediately give written notice to [*****] setting out the relevant details. The Subcontractor must perform the Work under the Contract (including where applicable amending the Subcontractor’s design documentation), in accordance with the value management action plan (or that plan as it may be amended by any written notice from [*****] in response to the Subcontractor’s notice). Nothing in this clause 5.7(8) limits the operation or effect of any other notice provision, time-bar provision, condition precedent or limitation or exclusion clause in the Contract.

(9)	The Subcontractor further acknowledges, agrees and accepts and is deemed to have checked and accepted full responsibility for the Contract Material, and warrants, absolutely and independent of fault, that the same meets [*****]’s requirements and the Employer’s Requirements:

(a)	notwithstanding that such design may be or may have been prepared, developed or issued by the Employer, [*****], other contractors, subcontractors or consultants engaged by the Employer or [*****] or caused to be prepared, developed or issued by others;

(b)	notwithstanding any warranties, guarantees or indemnities that may have been submitted by any other person; and

(c)	notwithstanding that the same may have been accepted by [*****].

(10)	[*****] may instruct the Subcontractor at any time, before, during or after the execution or completion of the Work under the Contract to amend or modify the design provided by the Subcontractor in respect of any deficiency of any kind or nature discovered by [*****] and to carry out such work as is necessary to give effect to such amended or modified design in accordance with [*****]’s instruction. All work necessary (including re-design work) or variations required as a result of such instruction and its cost must be the entire responsibility of and must be borne by the Subcontractor.

(11)	The Subcontractor acknowledges, agrees and accepts that it must indemnify and forever hold harmless and keep indemnified [*****] and the Employer against any damage, expense, liability, loss or claim which [*****] or the Employer may suffer or incur arising out of or in connection with any breach of the Subcontractor’s design responsibility or warranty set out in this clause 5.7 and under common law.

5.8	Manufacturer’s Specified

(1)	The naming of any commercial name, trademark, or other identification by [*****] for any item of material/equipment in the specification must not be construed to exclude any item or manufacturer not mentioned by name or as limited competition, but must establish a standard of quality only. The Subcontractor may propose to supply an item of material/equipment, which is equivalent to the item so specified if the following conditions are complied with:

(a)	at least equal in quality, durability, appearance, strength and design;

(b)	it will perform at least equally the specific function imposed by the general design for the work being contracted for or the material purchased;

(c)	it conforms substantially, even with deviations, to the detailed requirements for the items in the specifications; and

(d)	it has proven records of service under operational conditions.

The Subcontractor must submit full details to [*****] for approval in writing (prior to purchase, use or fabrication of such items) of any proposed alternative products or materials (including the name and identification of all materials/equipment) together with supporting information on the price of the alternative products or materials and of the specified proprietary brand of products or materials. Subject to the provisions of any Legislative Requirements, approval must be at the sole and absolute discretion of [*****]. [*****] may require tests (at the Subcontractor’s cost and risk) of all materials submitted to establish quality standards. All directions, specifications and recommendations by manufacturer’s for installation, handling, storing, adjustment and operation of their equipment must be complied with and responsibility for proper performance must rest with the Subcontractor.

(2)	For materials /equipment proposed by the Subcontractor in its tender, no changes shall be allowed unless any of the following conditions have been complied with and the written approval of [*****] has been obtained:

(a)	the manufacturer/supplier has ceased its operations;

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(b)	the particular type and model of equipment is no longer in production and spare parts are not available; or

(c)	the material/equipment specified by the Subcontractor in his tender is found to be not fully in compliance with the specification under this Contract.

(3)	The tendered rates are deemed to include for the provision of the specified proprietary brand of products and materials. In the event that the proposed alternative product or material is approved by [*****] and where the approved alternative product or material is lower in price than the specified product or material, [*****] shall determine the sum to be deducted from the Sub-Contract Price by multiplying the net difference in price between the specified product or material and the approved alternative product or material with the executed quantities of the relevant work item. The Sub-Contract Price, however, shall not be adjusted where the approved product or material is higher in price than the specified product or material.

(4)	For the avoidance of doubt, where acceptable alternative products or materials are given in the specification, upon obtaining [*****]’s prior written approval, the Subcontractor is free to choose any such specified acceptable alternative products or materials instead of the specified brand name products or materials and there shall be no adjustment (plus or minus) to the Sub-Contract Price if specified acceptable alternative products or materials are chosen.

5.9	Electronic Document Management System

(1)	The Subcontractor acknowledges that the Employer has implemented an Electronic Document Management System (EDMS) for the Project (Aconex or as otherwise directed by [*****]).

(2)	Unless as instructed by the Employer or [*****], all correspondence, certificates, notices, instructions, plans, specifications, drawings, reports and minutes to be provided by or to the Subcontractor with respect to any of the following parties shall be posted on Aconex (or as otherwise directed by [*****]):

(a)	Employer;

(b)	[*****]; or

(c)	any other contractor as instructed by [*****].

(3)	Any document or information posted on Aconex (or as otherwise directed by [*****]) in accordance with this clause must be taken to be received upon posting on Aconex (or as otherwise directed by [*****]) to the relevant party.

(4)	The Subcontractor must ensure that the Subcontractor’s representative and all key personnel are trained and familiar with Aconex (or as otherwise directed by [*****]).

SCS 6	6.	SUBCONTRACTOR HAS INFORMED ITSELF AND SITE CONDITIONS

6.1	Subcontractor has Informed Itself

The Subcontractor represents and warrants that before submitting its tender or offer for the award of the Contract and before entering into the Contract, it:

(a)	fully and properly satisfied itself as to:

(i)	the requirements of the Contract;

(ii)	existing Site Conditions;

(iii)	the existence, nature, use and occupancy of any buildings, roadways, watercourses, infrastructure, improvements, other structures and land surrounding the Site; and

(iv)	all other circumstances, conditions and requirements pertaining to or in connection with the performance of the Work under the Contract; and

(b)	fully and properly satisfied itself that the Sub-Contract Price covers the cost to the Subcontractor of complying with its obligations under the Contract,

and the Subcontractor is deemed to have assumed the risk of the matters described in paragraphs (a) and (b), including directions given by [*****] to deal with any Site Conditions found upon, above or below the surface of the Site or its surroundings in order to properly perform the Work under the Contract in accordance with the requirements of the Contract.

6.2	Site Information

The Subcontractor acknowledges, agrees and accepts that [*****] does not warrant or make any representation or assume any duty of care with respect to:

(a)	the completeness, accuracy, suitability, adequacy or content of any Site Information provided to the Subcontractor by or on behalf of [*****];

(b)	any interpretations, deductions, opinions or conclusions set out in any such Site Information; or

(c)	the suitability or adequacy of, or any other aspect of, the Site or the Site Conditions.

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6.3	Underground Services

Information on underground services obtained from Utility Undertakings may be provided by [*****] for the Subcontractors information only. The provision of information on underground services shall not relieve the Subcontractor from any of its responsibilities and obligations under the Contract, including the responsibility of engaging licensed cables/ services detection workers to carry out all cable/ services detection work and the responsibility to obtain all relevant information and documents on underground services that are publicly available (including, information and documents that may be purchased from any Authority or the Employer). In the event of any damage to the underground services, the Subcontractor must be liable for all costs and charges incurred.

SCS 7	7.	WARRANTIES

Without limiting any other provision of the Contract, the Subcontractor warrants that:

(a)	it shall, with due care and diligence, design, execute and complete the Work under the Contract and remedy any Defects to the satisfaction of [*****]. The Subcontractor must provide all superintendence, labour, plant, construction equipment, materials, goods and all other things, whether of a temporary or permanent nature required in and for such design, execution and completion of the Work under the Contract and remedying of any Defects;

(b)	all plant, equipment, materials, goods, items and other things supplied and all work and services performed under the Contract will comply with the Contract (including any specified performance requirements), be free from Defects and comply with all warranties implied at law;

(c)	unless otherwise specified in the Contract, all plant, equipment, materials, goods, items and other things supplied under the Contract will be new;

(d)	all plant, equipment, materials, goods, items and other things supplied under the Contract and the Works are free and will remain free of all liens, charges and encumbrances and that [*****] will receive good and clear title to all those things;

(e)	it will in the performance of the Work under the Contract, exercise the standard of care, skill, judgement and diligence that would be expected of a contractor / subcontractor that is skilled and experienced in performing work of a nature similar to the Work under the Contract;

(f)	the Contract Material is fit for purpose as inferred from the requirements under the Contract and meets the requirements specified under this Contract (including the Employer’s Requirements). Where there is any inadequacy, insufficiency, impracticality or unsuitability in or of the requirements specified under this Contract (including the Employer’s Requirements), the Contract Material must take into account, address or otherwise rectify such inadequacy, insufficiency, impracticality or unsuitability; and

(g)	any designs, drawings, specifications and other documents (other than those provided to the Subcontractor by [*****]) and any plant, equipment, materials, goods, items, other things and methods of working provided under the Contract or used by the Subcontractor in connection with the Work under the Contract (including any Contract Material), will not infringe any Intellectual Property Rights, and the Subcontractor indemnifies and forever holds harmless and keeps indemnified [*****] against all actions, claims, demands and proceedings against [*****] by any other person, and all losses, damages, costs, expenses and other legal liabilities suffered or incurred by [*****], arising from any actual or alleged infringement of any Intellectual Property Rights. The provisions of this clause 7(g) shall remain in full force and effect notwithstanding termination of this Contract for any reason.

Nothing in this clause shall affect the Subcontractor’s responsibilities under common law to complete the Work under the Contract.

SCS 8	8.	CO-OPERATION, CO-ORDINATION AND INTEGRATION

8.1	General

(1)	The Subcontractor shall properly co-ordinate the execution and interface of the Works, whether carried out by the Subcontractor and/or its subcontractors and/or other contractors (including without limitation Utility Undertakings), and in particular shall ensure that any building services installation is installed within the space designed to house it without affecting other building services installations, the building structure or architectural work and in such position and sequence that a neat, logical and tidy appearance of all building services installations is achieved with adequate space for future maintenance. In addition, the Subcontractor shall be responsible to co-ordinate with other subcontractors in the presence of the Contractor so as to avoid any out of sequence works, abortive works and damages to the finished Works. The Subcontractor will be fully liable for all remedial or extra works resulted from their non-conformance. Without prejudice to any of the foregoing, the Subcontractor must:

(a)	promptly provide all information that [*****] may request regarding the performance of the Work under the Contract, including the preferred sequence and interface of activities, details of proposed labour, resources, plant, equipment, materials, goods and all other matters relevant to the Work under the Contract;

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(b)	inform [*****] of the locations and routes of all openings, holes, chasings, grooves, floor outlets, traps, conduits, pipes and cables necessary for the Work under the Contract in sufficient time to enable the resolution of any conflicts and the co-ordination of the Work under the Main Contract;

(c)	except where the Contract states the required times, give reasonable advance notice in writing to [*****] of when the Subcontractor reasonably requires from [*****] any information, plant, equipment, materials, goods, items or other things that [*****] is required under the Contract to provide to the Subcontractor;

(d)	comply with any directions [*****] gives for the co-ordination and integration of the Work under the Contract with the work of [*****] and other contractors;

(e)	comply with [*****]’s policies and procedures for the Site and activities on the Site and actively co-operate with [*****] and other contractors on a day-by-day basis so that all facets of the work at the Site, including the Work under the Main Contract, can progress in an efficient, effective and orderly manner concurrently with the performance of the Work under the Contract;

(f)	not break, cut or damage work performed by [*****] or other contractors without the prior written consent of [*****]. Any such breaking, cutting or damage will be made good at the Subcontractor’s expense (whether by [*****] performing that work itself or by other means, in which case the cost thereof will be valued, and the Sub-Contract Price adjusted, or by [*****] directing the Subcontractor to perform that work);

(g)	inspect and check any plant, equipment, materials, goods, items and other things supplied by [*****] or other contractors with respect to the Work under the Contract, and within 24 hours after receipt thereof (and before its incorporation into the Work under the Contract), advise [*****] of any such plant, equipment, materials, goods, items or other things that do not comply with the requirements of the Contract. Failure of the Subcontractor to report to [*****] shall constitute acceptance by the Subcontractor of the plant, equipment, materials, goods, items and other things supplied by [*****] or other contractors as fit and proper to receive into the Work under the Contract;

(h)	attend meetings as required by [*****];

(i)	ensure that [*****], the Employer and other persons authorised by [*****] have access at all reasonable times to the Work under the Contract at any place where the Work under the Contract is performed or stored including any factories, workshops or other places where goods are being fabricated, prepared or stored. The Subcontractor must ensure all Secondary Subcontracts contain certain provisions entitling [*****], the Employer and any other person authorised by [*****] or the Employer to have such access;

(j)	not display any sign or advertisement at the Site without the prior written consent of [*****];

(k)	without limiting any other provision in this clause 8 or the Contract:

(i)	not restrict access to [*****] or other contractors to any part of the Site;

(ii)	rectify any damage to any land, buildings, watercourses, infrastructure, improvements or other structures adjoining the Site or to any roadways, which occurs as a result of the performance of the Work under the Contract (and without prejudice to any other right [*****] may have, if the Subcontractor fails to complete the required rectification promptly, [*****] may perform that work itself or by other means, in which case the cost thereof will be valued, and the Sub-Contract Price adjusted; and

(iii)	comply with the Subcontractor’s obligations at law regarding nuisance, disturbance, interference or annoyance to third parties including the owners and occupiers of adjoining properties;

(l)	comply with the Project Management Plans in so far as they are applicable to the Work under the Contract and have been notified to the Subcontractor, including but not limited to any Project Management Plans identified in Annexure B; and

(m)	before commencing any excavation in an area of the Site:

(i)	advise [*****] in writing of the precise geographic area of the Site it wishes to excavate and the proposed method of excavation; and

(ii)	obtain a written permit from [*****] allowing it to excavate in that precise geographic area.

The Work under the Contract will be performed concurrently with and in interface with work by [*****] and other contractors and the Subcontractor is deemed to have allowed for working in such conditions. No claim on account of this clause 8.1 shall be entertained by [*****] and the Subcontractor must be deemed to have taken account of any such contingencies in the Sub-Contract Price.

Where the Subcontractor is required to perform Work under the Contract upon works (including any structure, surface, work, material, formation or foundation) prepared by the Employer, [*****] or other contractors, before commencing that work, the Subcontractor must ensure that the other works are suitable in all respects for the proper performance of the Work under the Contract. If the Subcontractor considers that the other works are not suitable for this purpose, it must notify [*****] in writing and seek instructions before commencing the relevant Work under the Contract. Failure of the Subcontractor to report to [*****] shall constitute acceptance by the Subcontractor of such other contractor’s work as fit and proper to receive into the Works.

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(4)	Where work is to be carried out in an existing installation, the Subcontractor must take all precautions necessary to ensure that all existing facilities required for the operation of the Works is not damaged or interfered with in any way. [*****] will retain responsibility for operation of the plant during the period of construction/installation, but this will in no way relieve the Subcontractor of the responsibility for providing adequate facilities whenever required to ensure no disruptions to the operations of the Works.

(5)	The Subcontractor must at its own expense be responsible for obtaining any rights of way or of access (including rights of over-sailing) that it may require for the purpose of the execution and completion of the Work under the Contract. The Subcontractor must also provide at its own cost and expense any additional accommodation or land outside the Site required by him for the purpose of the Work under the Contract.

8.2	Survey Marks

(1)	In this clause 8.2, “survey mark” means a survey peg, bench mark, reference mark, signal alignment, level mark or other mark used for the purpose of setting out, checking or measuring the Work under the Contract.

(2)	Unless stated otherwise in the Contract, [*****] must supply to the Subcontractor the information and survey marks necessary to enable the Subcontractor to set out the Works. It is the Subcontractor’s responsibility to accurately set out the Work under the Contract based on these survey marks and information, after verifying their correctness.

(3)	If at any time during the execution of the Work under the Contract, any error appears in the positions, levels, dimensions or alignment of any part of the Work under the Contract, the Subcontractor must rectify any disturbance or obliteration of [*****]’s survey marks at its own cost unless the disturbance or obliteration was caused by [*****].

(4)	The Subcontractor acknowledges, agrees and accepts that it is responsible for the provision of all necessary instruments, equipment, apparatus and labour in connection with this clause 8.2.

8.3	Minerals, Fossils and Relics

Valuable minerals, fossils, articles or objects of antiquity or of anthropological or archaeological interest, treasure trove, coins and articles of value found at the Site will, as between the parties, be and remain the property of [*****]. Immediately upon the discovery of these things the Subcontractor must:

(a)	take precautions to prevent their loss, removal or damage; and

(b)	give [*****] written notice of the discovery.

8.4	Adjacent Work and Traffic Management

Without limiting any other part of this clause 8 or the Contract, the parties acknowledge, agrees and accepts that:

(a)	[*****] will make the necessary arrangements for the performance of work on or adjacent to any land, buildings, roadways, watercourses, infrastructure, improvements or other structures adjoining the Site and for altering traffic flow on roadways from time to time, in order to facilitate the performance of the Work under the Main Contract;

(b)	the Subcontractor must co-operate with [*****] to perform any Work under the Contract which may be required to be performed on or adjacent to any land, buildings, roadways, watercourses, infrastructure, improvements or other structures adjoining the Site or which may be affected by traffic flow on roadways, during times and in accordance with any conditions arranged by [*****] under paragraph (a) which facilitate such work; and

(c)	if the Subcontractor reasonably considers that it is necessary to perform work on or adjacent to any land, buildings, roadways, watercourses, infrastructure, improvements or other structures adjoining the Site or to interfere with traffic flow on roadways, at times or in a manner different from the arrangements made by [*****] under paragraph (a) in order to perform certain Work under the Contract, [*****] will endeavour to accommodate the Subcontractor’s requirements provided that the Subcontractor:

(i)	gives [*****] written details of the arrangements it proposes;

(ii)	obtains [*****]’s written consent in respect of those arrangements (taking into account that [*****] may need to seek corresponding consent under the Main Contract);

(iii)	complies with any conditions attached to [*****]’s consent in respect of those arrangements;

(iv)	where relevant and if required by [*****], gives the public sufficient notice of those arrangements; and

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(v)	where relevant and if required by [*****], makes all arrangements to perform the work and (as applicable) to modify the traffic flow and to direct and control traffic while such work is being performed.

8.5	Storage in Hong Kong

(1)	All goods and materials for the Works stored in Hong Kong prior to delivery to Site must be stored in a properly constructed storage area approved by the Employer’s Representative and [*****], and must be well protected from moisture. All goods and materials must be supported clear of the floor by timber or pallets.

(2)	All goods and materials must be stored in such a way that each crate is readily accessible and the contents of the crate can be identified without moving the crates. The storage area must be approved by [*****] and the Employer’s Representative prior to receiving equipment for storage.

(3)	All goods and materials for incorporation into the Works must be in Hong Kong at least three months before the programmed commencement of installation works. The Subcontractor will not be reimbursed for any of the costs of storage of the goods or materials in Hong Kong.

(4)	The Subcontractor must give not less than 14 days’ notice in writing to [*****] of this intent to deliver any goods or materials to Site. The Subcontractor must indicate the number of vehicles, the weight of each load in this notice.

(5)	Upon delivery to Site, but prior to actual installation, all goods and materials, must be stored in a storage area provided by the Subcontractor, and approved by [*****] and the Employer’s Representative.

8.6	Space for Goods or Materials

(1)	The Subcontractor must ensure that the goods or materials to be supplied by him can be installed in the available space and that there is adequate access to install goods or materials in its permanent position and for maintenance. The Subcontractor must note that the major dimensions on the drawings accompanying the contractual documents cannot be altered. The Subcontractor must be deemed to have at the time of tender highlighted and described any structural or other amendments that he would require for its goods or materials to be incorporated into the Works. In the event of the Subcontractor failing to do this the costs of any subsequent modification necessary to the Works must be borne by the Subcontractor.

SCS 9	9.	SUBCONTRACTING AND APPROVED INSTALLERS/APPLICATORS

9.1	Subcontracting

(1)	The Subcontractor must not subcontract the whole of the Work under the Contract and must not subcontract any part of the Work under the Contract without [*****]’s prior written consent in each case to the proposed Secondary Subcontractor for the relevant part of the Work under the Contract. Consent to subcontract:

(a)	is at the discretion of [*****];

(b)	may not be given where:

(i)	the result would be pyramid subcontracting; or

(ii)	at law, the Secondary Subcontractor may be regarded as an employee of the Subcontractor;

(c)	will not relieve the Subcontractor from any liability or obligation under the Contract; and

(d)	may be conditional, including conditional upon the Secondary Subcontract containing provisions that:

(i)	the Secondary Subcontractor must not assign, novate or subcontract without the consent in writing of the Subcontractor;

(ii)	limit the number of tiers of further subcontracting by the Secondary Subcontractor;

(iii)	may reasonably be necessary to enable the Secondary Subcontractor to fulfil the Subcontractor’s obligations under the Contract; and

(iv)	any Secondary Subcontractor must effect and maintain professional indemnity insurance as required by clause 12.4.

(2)	The Subcontractor must ensure that each Secondary Subcontract and any lower tier subcontracts contain provisions that have, as between the parties to those subcontracts only and without imposing any obligations on [*****], the same legal effect as clauses 5.6 and 9.1.

(3)	The Subcontractor must ensure that all Secondary Subcontractors, appointed directly by the Subcontractor, are registered with the Buildings Department, Works Bureau and/ or any other Authority at the time of the entry into, or during the subsistence of, the Contract (including, the rectification of any Defects).

(4)	Without limiting [*****]’s discretion to give or withhold consent, but as a condition precedent to the consent to a proposed Secondary Subcontractor, the Subcontractor must, if so required required by [*****] not less than 10 Business Days before it proposes to engage a proposed Secondary Subcontractor, agree to an independent audit being done by an auditor appointed by [*****] of the proposed Secondary Subcontractor’s business records to verify that the proposed Secondary Subcontractor is paying its employees and its secondary subcontractors in accordance with their entitlements and otherwise conducting its business in a proper manner, including full compliance with accepted business practices, applicable codes of conduct and generally accepted business ethics.

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(5)	The cost of an audit under clause 9.1(4) will be borne by [*****] unless the audit shows that the proposed Secondary Subcontractor is not conducting its business in a proper manner, in which case the cost of the audit will be borne by the Subcontractor or the audit will be deemed to be work performed by [*****] instead of the Subcontractor for which the cost will be valued, and the Sub-Contract Price adjusted in accordance with the Contract.

(6)	[*****] may require that an audit be done before consenting to a Secondary Subcontractor and at any time during the performance of a Secondary Subcontract.

(7)	Any Secondary Subcontractor not approved in writing by [*****] must not be allowed to enter upon the Site and the Subcontractor is not entitled to make a claim for payment for any Work under the Contract which has been performed by a Secondary Subcontractor that has not been approved in writing by [*****].

(8)	The Subcontractor must not terminate a Secondary Subcontract without the prior written consent of [*****].

(9)	If so required by [*****], the Subcontractor must promptly provide [*****] with a copy of any proposed or executed Secondary Subcontract (including all specifications, drawings and other documents and information relating to that Secondary Subcontract, other than prices).

(10)	Notwithstanding the other provisions of this clause 9.1, the Subcontractor is liable to [*****] for the defaults, acts and omissions of all Secondary Subcontractors and lower tier subcontractors (and their employees and agents) as if they were those of the Subcontractor.

9.2	Separate Warranties

The Subcontractor must provide to [*****], and/or the Employer, as the case may be, and must obtain from Secondary Subcontractors and provide to [*****], and/or the Employer, as the case may be, the warranties (which term in this clause 9.2 includes guarantees) expressly required by the Contract and the Main Contract, and such other warranties as may be appropriate for the nature of the Project in respect of the plant, equipment, materials, goods, items and other things incorporated into the Works. Such warranties are deemed allowed in the Sub-Contract Price, shall be provided no later than 20 (twenty) days before the Contractor must provide them under the Main Contract, and:

(a)	must be in the form included in Annexure F and duly executed by the person giving the warranty;

(b)	do not limit any obligation or liability of the Subcontractor under the Contract or otherwise at law, and if there is an ambiguity, conflict, discrepancy or inconsistency between such a warranty and the Contract, then as between [*****] and the Subcontractor, the Contract will prevail;

(c)	must be provided as a condition precedent to the achievement of Substantial Completion; and

(d)	must be provided as a condition precedent to the Subcontractor’s entitlement to any payment or any further payment as the case may be under the Contract.

9.3	Engagement of Secondary Subcontractors registered under the Sub-contractor Registration Scheme

(1)	Where the Subcontractor is to subcontract part of the Work under the Contract execution of which involves trades available under the Primary Register of the Subcontractor Registration Scheme, the Subcontractor must engage, for the purposes of execution of such part of the Work, Secondary Subcontractors as stated in [*****]’s latest updated submission of the Sub-contractor Management Plan and who have completed their registration under the relevant trades available in such Primary Register before the commence of the works under the relevant Secondary Subcontract. Provided that the Subcontractor must not engage a subcontractor who is suspended or in the process of an appeal against his suspension from registration under such Primary Register unless the suspension is lifted before the commencement of works under the relevant Secondary Subcontract.

(2)	The Subcontractor must ensure that where any part of the Works is subcontracted to a Secondary Subcontractor under clause 9.3(1), execution of which involves trades available under the Primary Register of [*****] Registration Scheme is further subcontracted (irrespective of any tier), secondary subcontractors (irrespective of any tier) as stated in [*****]’s latest updated submission of the Subcontractor Management Plan and who have completed their registration under the relevant trades available in such Primary Register before the commencement of the works under the relevant further subcontracts are engaged for the purposes, of execution of such part of the part of the Works. The Subcontractor must also ensure that a Secondary Subcontractor (irrespective of any tier) who is suspended or in the process of an appeal against his suspension from registration under such Primary Register must not be engaged for the aforesaid further subcontracting (irrespective of any tier)_unless the suspension is lifted before the commencement of the works under the relevant further subcontracts.

(3)	For the purpose of this clause 9.3, “Subcontractor Registration Scheme” and “Primary Register of the Subcontractor Registration Scheme” respectively means the Subcontractor Registration Scheme managed by the Construction Industry Council and Primary Register of the Subcontractor Registration Scheme as referred to in the Rules and Procedures applicable to the aforementioned Subcontractor Registration Scheme.

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SCS 10	10.	LEGISLATIVE REQUIREMENTS AND RELEVANT CODES AND STANDARDS

10.1	Legislative Requirements

(1)	The Subcontractor must comply with all Legislative Requirements applicable to the Work under the Contract and ensure that the Work under the Contract complies with all applicable Legislative Requirements.

(2)	The Subcontractor has no entitlement to claim additional costs or extension of time to the Date for Substantial Completion arising out of or in connection with any change to a Legislative Requirement after the date of the Contract.

(3)	The Subcontractor must indemnify [*****] against all penalties, fines and liabilities of every kind for breach of any such Legislative Requirements applicable to the Work under the Contract.

10.2	Relevant Codes and Standards

(1)	The Subcontractor must ensure that the Work under the Contract complies with the requirements of all relevant technical Codes and Standards(including International and British Standards (with the most stringent standard applying in the case of conflict)).

(2)	If the Subcontractor considers that compliance with a change in a relevant technical Codes and Standards made after the date of the Contract would necessitate a change to the Works, the Subcontractor must promptly notify [*****] in writing of the relevant details. [*****] must direct the Subcontractor as to whether or not the Subcontractor must comply with the changed Codes and Standards notified by the Subcontractor. If [*****] requires the Subcontractor to comply with the changed Codes and Standards, which could not have been reasonably foreseen by an experienced subcontractor at the time of the submission of the tender, and [*****] considers that a change to the Works is necessary as a result of the changed Codes and Standards, subject to a corresponding entitlement to a variation under the Main Contract, [*****] will direct a Variation under the Contract.

(3)	The Subcontractor acknowledges, agrees and accepts that [*****] has developed a Code of Business Conduct (“Code”) that sets out guidelines on how [*****] and its business partners (including the Subcontractor and any Secondary Subcontractors) should behave in doing business. The Subcontractor agrees that:

(a)	It will not engage in any form of bribery or corruption and will ensure that its Secondary Subcontractors do not engage in any form of bribery and corruption;

(b)	it has or will, obtain a copy of the Code from [*****] for its information;

(c)	it will ensure that its Secondary Subcontractors obtain a copy of the Code for their information;

(d)	it will conduct its business and ensure that its Secondary Subcontractors conduct their business in a proper manner, including full compliance with accepted business practices, applicable codes of conduct and generally accepted business ethics (including those acceptable business ethics and applicable standards of conduct outlined in the Code); and

(e)	the values, principles and behaviours outlined in the Code do not replace or change any of the Subcontractor’s obligations under the Contract.

10.3	Permits for Excavation Works under Land (Miscellaneous Provisions) Ordinance Cap. 28

(1)	For the purpose of this Clause and except when the context otherwise requires,

“Authority” means the Authority referred to in the Ordinance.

“Economic Cost” means the economic costs referred to in Schedule 3 of the Ordinance.

“Excavation Permit” means any excavation permit issued by the Authority in respect of the Works or any part thereof under the Ordinance, including any extension and amendment of the excavation permit.

“Nominated Permittee” has the same meaning as “nominated permittee” defined in the Ordinance.

“Ordinance” means the Land (Miscellaneous Provisions) Ordinance (Cap. 28) and the Land (Miscellaneous Provisions) Regulations (Cap. 28A) to be read in conjunction with each other.

“Permittee” has the same meaning as “permittee” defined in the Ordinance.

“Street Maintained by the Highways Department” has the same meaning as “street maintained by the Highways Department” defined in the Ordinance.

(2)	Where excavation work is involved, the Subcontractor must take all necessary actions to comply with the conditions stipulated in the Excavation Permit including those conditions applicable to the Permittee and Nominated Permittee and must use his best endeavours to assist the Employer and [*****] and their agents, employees or workers to comply with the same.

(3)	In relation to any Excavation Permit referred to in clause 10.3(2) of the Contract or any extension in respect thereof,

(a)	save as expressly provided elsewhere in the Contract, the Subcontract is to responsible for the prescribed fees under the Ordinance except that [*****] must be from the Subcontractor the prescribed fees for such Excavation Permit as may be required for carrying out any maintenance work including any work of repair or rectification, or making good any Defect, imperfection, shrinkage, settlement or other fault and the necessity for such work is, in [*****]’s opinion, due to the use of Equipment, materials or workmanship not in accordance with the Contract or due to neglect or failure on the part of the Subcontractor;

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(b)	the Subcontractor must advise [*****] promptly of the need for an Excavation Permit or any extension in respect thereof and request [*****] to apply for such extension for the satisfactory completion of the Works;

(c)	the Subcontractor must render all necessary assistance to [*****] in the process of any application for an Excavation Permit or any extension in respect thereof, including supply of all necessary information to the Engineer;

(d)	[*****] shall not be liable in any way for failing to submit application for any Excavation Permit and/or any extension in respect thereof unless the Subcontractor must have complied with his obligation under clause 10.3(2) and 10.3(3)(a), (b), (c), (d) and (e) and must have allowed [*****] sufficient time to prepare the application; and

(e)	[*****] shall be entitled to recover from the Subcontractor any fees including Economic Cost incurred by [*****] (whether directly or through payment by the Employer) for an extension in respect of a permit referred to in sections 10A(3) and 10D(4) of the Ordinance and may, but shall not be bound, to deduct the amount either in whole or in part in accordance with the Contract.

Provided that [*****] shall return any refund from the Authority of any fees including Economic Cost so recovered or deducted. The Subcontractor must provide all necessary assistance or information to the Employer to assist him in applying to the Authority for any review under the Ordinance for the purpose of refund of fees including Economic Cost.

Provided further that on application of the Subcontractor, [*****] is of the opinion that the need for such extension is partly or wholly caused by :

(i)	the progress of the Works or any part thereof being materially affected by variation directions issued under this Contract; or

(ii)	a direction issued under clause 2.3(3) of the Contract Instrument; or

(iii)	a disturbance for which [*****] or a person or company, not being a utility undertaking, engaged by [*****] in supplying materials or in executing work directly connected with but not forming part of the Works is responsible,

[*****] shall determine a fair share of the fees including Economic Cost on the part of the Subcontractor and shall return such share to the Subcontractor.

For the avoidance of doubt, the opening up for inspection in accordance with the Main Contract any work covered up or put out of view after compliance with the requirements of the Main Contract, or the testing of Plant, materials or workmanship not required by the Main Contract but directed by the Employer or the Employer’s Representative in accordance with the Main Contract shall not be regarded as a disturbance within the meaning of paragraph (iii) in the last proviso to this sub-clause (3)(e) unless the inspection or test showed that the work, Plant, materials or workmanship were in accordance with the Contract.

(4)	In relation to any Excavation Permit under clause 10.3(2) and without prejudice to clauses 10.1 and 10.2, the Subcontractor must conform in all respects with the conditions stipulated in any Excavation Permit which are applicable to any Works to the extent that such conditions are to be observed by the Subcontractor under the Ordinance or under the Contract and must indemnify and forever hold harmless and keep indemnified [*****], his agents, employees and workers against all penalties or liabilities of every kind for breach of any such conditions stipulated in any Excavation Permit, whether such conditions are stipulated in the Excavation Permit to be observed by the Permittee, the Nominated Permittee or both the Permittee and the Nominated Permittee if and to the extent that such breach is attributable to the act, default or neglect of the Subcontractor, his agents, employees or workers, his secondary subcontractors at all tiers, or the agents, employees or workers of his secondary subcontractors at all tiers.

(5)	The Subcontractor must continue to be responsible for liaising with utility undertakings and other relevant parties identified in the Contract in connection with the execution of the Works, including without limitation co-ordinating and agreeing a programme with the relevant utility undertakings or other parties where such is applicable.

(6)	It is incumbent upon the Subcontractor to plan and programme his Works to cater for any restrictions imposed by the Authority and, if any, the Contractor.

(7)	The Subcontractor must allow for in his plan and programme his obligation to comply with this Clause and the time that may be taken by the Authority and Contractor to process the application for an Excavation Permit and any extension in respect thereof.

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SCS 11	11.	APPROVALS, FEES, DUTIES AND TAXES

11.1	General

(1)	Unless stated otherwise in the Contract, the Subcontractor must:

(a)	obtain from Authorities, all necessary certificates, licences, consents, approvals, authorisations and permits;

(b)	give to Authorities, all necessary notices;

(c)	pay to Authorities, all required fees, duties and taxes; and

(d)	comply with all requirements of Authorities,

applicable from time to time in connection with the Work under the Contract.

(2)	The Subcontractor must give [*****] copy(ies) of documents issued to the Subcontractor by any Authority in respect of the Work under the Contract and, in particular, any certificates, licences, consents, approvals, authorisations and permits in respect of the Work under the Contract.

(3)	The Subcontractor shall indemnify and forever hold harmless and keep indemnified [*****] against any and all fees or charges imposed by any Legislative Requirement or any Authority in connection with the Work under the Contract.

11.2	License

The Subcontractor represents and warrants to [*****] that it meets and will continue to meet for the duration of the Work under the Contract, all requirements at law to legally perform the Work under the Contract, including the holding of all relevant certificates, licences and registrations (including but not limited to registration by the Buildings Department, Works Bureau and/ or any other Authority at the time of the entry into, or during the subsistence of, the Contract).

SCS 12	Clause GCS 14 is deleted and replaced with the following:

14.	INSURANCE

14A.1

Without limiting the Subcontractor’s obligations and liabilities under this Contract, the Subcontractor will effect insurance against such risks as are specified in Annexure B and in such sums and for the benefit of such persons as are specified therein and maintain such insurance for the duration set out in Annexure B.

14A.2

The Contractor will effect and maintain, or procure that the Employer effects and maintains, in force until such time as the Main Contract Works have been completed or ceased to be at the Contractor’s risk under the Main Contract, the policies of insurance specified in Annexure B. If the Work under the Contract or any other things belonging to the Subcontractor are destroyed or damaged during such period in such circumstances that a claim is established under the policies identified in this Clause 14, the Subcontractor will be paid the amount of such claim, or the amount of its loss, whichever is the less, and in any case only to the extent that such claim is recovered under the terms and provisions of the said policies. The Subcontractor will apply such sum in replacing or repairing that which was destroyed or damaged. Save as aforesaid, the Works and Work under the Contract will be and remain at the risk of the Subcontractor until the Main Contract Works have been completed under the Main Contract, or if the Main Contract Works are to be completed by sections, until issue of the last of the different certificates of completion issued for various sections of the Main Contract Works, and the Subcontractor will make good all loss of or damage occurring to the Works prior to this at its own expense.

14A.3

Where, by virtue of this Clause 14, the Subcontractor is required to effect and maintain insurance, then at any time until such obligation has fully been performed, the Subcontractor will, if so required by the Contractor, produce for inspection the appropriate policy of insurance together with receipts for premiums payable thereunder. If the Subcontractor fails to comply with its obligations under this Clause 14, the Contractor may effect such insurance and recover the cost of so doing from monies due or which may become due to the Subcontractor under this Subcontract or any other agreement between the Contractor and the Subcontractor.

14A.4

The Subcontractor will at all times and at its own cost comply with all the obligations of the insured under the said policies including the giving of all notices of claims or otherwise to the relevant insurer. The Subcontractor acknowledges, agrees and accepts to do all things necessary and at its own cost to enable [*****] to obtain the benefit of all insurances and fulfil all of its obligations under the Main Contract in relation thereto.

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14.1	Works Insurance

Unless stated otherwise in Annexure B, the Subcontractor must effect a policy of works insurance in the joint names of the Employer, [*****], the Subcontractor and Secondary Subcontract insuring the Work under the Contract (excluding the Subcontractor’s Plant but including outstanding work and items to be removed from the Site) against loss or damage. The insurance policy must:

(a)	provide cover of not less than $100,000,000 or the amount stated in Annexure B, whichever is the greater; and

(b)	be maintained until the Subcontractor ceases to be responsible under the Contract for the care of anything.

14.2	Public Liability Insurance

Unless stated otherwise in Annexure B, the Subcontractor must effect a policy of public liability insurance in the joint names of the Employer, [*****], the Subcontractor and Secondary Subcontractors to cover their respective rights and interests and liabilities to third parties and their liability to each other for loss or damage to property (other than property required to be insured under a policy of insurance under clause 14.1) and the death of or injury to any person (other than liability which applicable law requires to be covered under a workers’ compensation insurance policy). The insurance policy must:

(a)	provide cover of not less than $50,000,000 or the amount stated in Annexure B, whichever is the greater, for any one occurrence; and

(b)	be maintained until the end of the Defects Liability Period.

14.3	Insurance of Subcontractor’ s Plant

Unless stated otherwise in Annexure B, the Subcontractor must ensure that, at all times, the Subcontractor’s Plant is insured to provide cover:

(a)	against loss or damage for its replacement value; and

(b)	for not less than $50,000,000 or the amount stated in Annexure B, whichever is the greater, for loss or damage to property and death or injury to any person.

14.4	Professional Indemnity Insurance

Unless stated otherwise in Annexure B, the Subcontractor must:

(a)	effect a policy of professional indemnity insurance to cover liability for breach of professional duty (whether owed in contract or otherwise) by the Subcontractor or any Secondary Subcontractor in performing the Work under the Contract. The insurance policy must:

(i)	provide cover of not less than $50,000,000 or the amount stated in Annexure B, whichever is the greater, for any one claim and in the aggregate; and

(ii)	be maintained until 6 years after the end of the Defects Liability Period and thereafter for the duration of the Subcontractor’s potential liability at law; and

(b)	ensure that every consultant Secondary Subcontractor is separately insured for professional indemnity with cover not less than $50,000,000 or the amount stated in Annexure B, whichever is the greater, for any one claim and in the aggregate. Each such policy must be maintained until 6 years after the end of the Defects Liability Period and thereafter for the duration of the Secondary Subcontractor’s potential liability at law.

14.5	Insurance of Employees

(1)	Unless stated otherwise in Annexure B and where permitted by law, the Subcontractor must insure against liability at law for death of or injury to persons employed by the Subcontractor. The insurance must be:

(a)	for the maximum amount available at law; and

(b)	maintained until all Work under the Contract is completed.

(2)	The Subcontractor must ensure that:

(a)	where permitted by law, the insurance required by clause 14.5(1):

(i)	extends to provide indemnity to the Employer and [*****] for their respective statutory and common law liability to the Subcontractor’s employees; and

(ii)	includes a cross liability clause in which the insurer agrees to waive all rights of subrogation or action against any person comprising the insured; and

(b)	each Secondary Subcontractor and lower tier subcontractor has similar insurance (unless clause 14.5(3) applies).

(3)	If a Secondary Subcontractor or a lower tier subcontractor is a sole trader then the Subcontractor must ensure that the Secondary Subcontractor or lower tier subcontractor, as applicable:

(a)	has in place a personal accident and sickness policy of insurance on such terms and in such amount as is reasonably acceptable to [*****]; and

(b)	does not subcontract any work or services to be performed on the Site.

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14.6	Employer Arranged Insurance

(1)	The Subcontractor acknowledges that the Employer has arranged Employer Arranged Insurances under the Main Contract. The Subcontractor acknowledges, agrees and accepts to do all things necessary to enable the [*****] to obtain the benefit of those Employer Arranged Insurances and fulfil all of its obligations under the Main Contract in relation to the Employer Arranged insurances at its own cost.

(2)	The Subcontractor must provide access and render co-operation to, and including additional information relating to the Work under the Contract as may be required by the insurers provided the Employer Arranged Insurances and attend to any site visits by risk engineers appointed by those insurers. If in the opinion, of the risk engineers, the Employer or [*****], additional measures become necessary to prevent or avoid any occurrence of any mishap or accident, such costs and expenses incurred in implementing such measures must be borne by the Subcontractor.

(3)	The Subcontractor acknowledges, agrees and accepts that nothing in this clause 14.6 limits any of the Subcontractor’s other obligations to effect insurance under this clause 14.

(4)	The Subcontractor acknowledges, agrees and accepts that it must indemnify, forever hold harmless and keep indemnified [*****] from and against any cost, expense or liability incurred in respect of any insurance excess or deductible to the extent that such excess or deductible is attributable to a claim arising from or occasioned by any act or omission on the part of the Subcontractor (or any person that the Subcontractor is responsible for).

14.7	General Requirements Regarding Insurance

(1)	Each insurance policy that the Subcontractor is required to effect:

(a)	must be effected before commencing the Work under the Contract;

(b)	must be with a reputable insurer or insurers having a financial strength rating equal to or better than a Standard and Poor’s A minus rating; and

(c)	where the insurance is required to be in joint names, must include a cross liability clause in which the insurer agrees to waive all rights of subrogation or action against any person comprising the insured, and the Subcontractor must pay all premiums for such insurances and must bear the cost of any excesses and deductibles under those insurances and be responsible for any loss or damage not covered by those insurances.

(3)	Whenever requested by [*****], the Subcontractor must produce evidence to the satisfaction of [*****] that it has complied with all of its insurance obligations under the Contract.

(4)	Neither the effecting nor the maintenance of insurance by the Subcontractor, [*****] or the Employer, nor the approval of any insurer or insurance policy by [*****], limits any obligations or liabilities of the Subcontractor under the Contract or otherwise at law.

(5)	The Subcontractor must not do or omit to do anything whereby any insurance coverage required by the Contract might be prejudiced.

The Subcontractor shall do all things necessary and promptly to enable [*****] to comply with the requirements under the insurance policies effected by [*****]. This shall include without limitation complying at its own cost with all the obligations of the insured under the said policies including the giving of all notices of claims or otherwise to the relevant insurer(s).

SCS 13	13.	SUBCONTRACTOR’ S PLANT

The Subcontractor acknowledges, agrees and accepts that:

(a)	it is responsible for the care of the Subcontractor’s Plant;

(b)	it must ensure that the Subcontractor’s Plant:

(i)	is in accordance with the manufacturer’s specifications, in good repair, fit for purpose(s) as inferred from the requirements under the Contract and, where relevant, suitably licensed for operation and registered with any relevant Authorities;

(ii)	is properly maintained and repaired (as necessary) so that it is available to operate or use in an efficient, effective and safe manner at all times; and

(iii)	is used only for the purpose for which it was designed;

(c)	it must produce on request by [*****] appropriate documentation to confirm that the Subcontractor’s Plant has been inspected within the previous 6 months by a competent person and is in a safe, serviceable condition and complies with relevant Legislative Requirements and applicable International and British Codes and Standards (with the most stringent standard applying in the case of conflict);

(d)	in addition to the requirements of paragraph (c), before bringing any Subcontractor’s Plant to the Site, and at any other times required by [*****], the Subcontractor’s Plant will be subject to and must pass a mechanical and safety inspection in accordance with [*****]’s inspection requirements;

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(e)	in addition to ensuring that all other inspections required by this clause 13 are carried out, it must also ensure that:

(i)	regular mechanical and safety inspections are performed on the Subcontractor’s Plant; and

(ii)	checklists or forms used for mechanical and safety inspections are presented to [*****] before maintenance takes place and the completed checklists or forms are presented to [*****] after the maintenance is completed;

(f)	before operating any Subcontractor’s Plant on the Site or changing any operator of any Subcontractor’s Plant on the Site, it must provide documentary evidence to [*****] that the operator of that Subcontractor’s Plant has successfully completed a competency assessment, which is aligned with a nationally recognised standard, for the operation of that Subcontractor’s Plant. The documentation to be provided must include details of the:

(i)	plant manufacturer;

(ii)	type of plant;

(iii)	model of plant; and

(iv)	type of operation (different uses of the plant);

(g)	used for earthmoving (if applicable), it must ensure that operator protective devices are fitted to the plant, that the protective devices are maintained and used appropriately and that the structure of the protective devices complies with all relevant Legislative Requirements and International and British Codes and Standards (with the most stringent standard applying in the case of conflict;

(h)	the passing of, or the failure of any Subcontractor’s Plant to pass, an inspection required by this clause 13 will in no way limit or change any obligation or liability of the Subcontractor, including the Subcontractor’s obligations under this clause 13;

it must ensure that all slings, chains, tools and ancillary equipment used in conjunction with operating a piece of plant or equipment is tagged for compliance (and current) as required by applicable Legislative Requirements and Codes and Standards before being used on the Site; and

(j)	it must obtain [*****]’s prior written consent before bringing on to the Site, any Subcontractor’s Plant that is of such a size that it is likely to disrupt or interfere with activities on or adjacent to the Site.

(k)	with a view to securing, in the event or termination, the continued availability, for the purpose of executing the Work under the Contract, of any hired Subcontractor’s Plant, the Subcontractor must not bring on to the Site any hired Subcontractor’s Plant unless there is an agreement for the hire of such Subcontractor’s Plant (which agreement shall be deemed not to include an agreement for hire purchase) which contains a provision that the owner of such Subcontractor’s Plant will, on request in writing from [*****] or the Employer (as the case may be) within 7 days after the date on which the termination has become effective, and on the Employer undertaking to pay all hire charges in respect of such Subcontractor’s Plant from such date, hire such Subcontractor’s Plant to [*****] or the Employer (as the case may be) save that [*****] or the Employer (as the case may be) shall be entitled to permit the use of such Subcontractor’s Plant by any other contractor/ subcontractor for the purpose of executing and completing the Work under the Contract and remedying any Defects.

SCS 14	14.	CONSTRUCTION EQUIPMENT, TEMPORARY WORKS, MATERIALS, LABOUR AND GOODS

(1)	The Subcontractor acknowledges, agrees and accepts that all Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials and goods provided by the Subcontractor must, when brought on to the Site, be deemed to be exclusively intended for the execution of the Work under the Contract and the Subcontractor must not remove the same or any part of such Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials or goods except for the purpose of moving it from one part of the Site to another, without the consent in writing of [*****] (which [*****] must obtain from the Employer’s Representative). Provided that consent shall not be required for vehicles engaged in transporting any staff, labour, Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials or goods to and from the Site.

(2)	The Subcontractor acknowledges, agrees and accepts that all Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials and goods owned by the Subcontractor, or by any company in which the Subcontractor has a controlling interest, shall, when on the Site, be deemed to be the property of the Employer. Provided always that the vesting of such property in the Employer shall not prejudice the right of the Subcontractor to the sole use of the said Subcontractor’s Plant, Subcontractor’sTemporary Works, equipment, materials and goods for the purpose of the Works nor shall it affect the Subcontractor’s responsibility to operate and maintain the same under the provisions of the Contract.

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(3)	The Subcontractor acknowledges, agrees and accepts that [*****] or the Employer shall not at any time be liable for loss or damage to any of the Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials or goods nor for any loss, expense, costs, damages, liability or claim arising from the presence or use of the said Subcontractor’s Plant, Subcontractor’s Temporary Works, equipment, materials or goods.

(4)	All Subcontractor’s Plant, materials and goods must be new and such Subcontractor’s Plant, materials, goods and workmanship must be of the respective kinds and standards described in the Employer’s Requirements and/or be of the kind and standard approved by [*****]. Such approval shall not relieve the Subcontractor of his obligations under the Contract. Plant and materials substituted for those which have been specified must be equal to or better than those specified and be approved by [*****] at no additional cost to [*****].

The Subcontractor must make his own arrangement for the engagement of all labour, local or otherwise and must provide for the transport, housing, feeding and payment thereof.

The Subcontractor must ensure that no illegal immigrant shall be employed by him or any Subcontractor in the execution of any part of the Works or any part thereof and if any illegal immigrant is found to be so employed, [*****] shall, notwithstanding the provisions of the Contract, be entitled to withhold any payment due to the Subcontractor for a period of two (2) months and [*****] must not be liable for any loss or damage suffered by the Subcontractor as a result of any payment being so withheld.

For the purposes of Clause 14(7), “Illegal Immigrant” means any person who has entered into Hong Kong in contravention of the Immigration Ordinance (Cap. 115) or any statutory modification or re-enactment thereof.

The Subcontractor must in all dealings with labour in his employment have due regard to all recognised festivals, days of rest and religious or other customs in Hong Kong.

The Subcontractor must at all times take all reasonable precautions including making such regular inspections on the worksite and worker’s living quarters to prevent any unlawful, riotous or disorderly conduct by or amongst his employees and for the preservation of peace and protection of persons and property in the neighbourhood of the Works against the same.

(10)	The Subcontractor must, if required by [*****], deliver to [*****] a return in detail in such form and at such intervals as the Employer’s Representative may prescribe showing the supervisory staff and the numbers of several classes of labour employed or to be employed by the Subcontractor or his sub-Subcontractors on the Site as well as number and earnings of supervisory and clerical staff in their employ and such information in respect of construction equipment as [*****] may require.

(11)	The Subcontractor must recognise the freedom of all his work people to be members of trade unions.

(12)	The Subcontractor must in respect of all workmen employed by him in and for the performance of the Contract, observe and comply with conditions of employment as provided for under the Employment Ordinance (Cap. 57) and regulations made thereunder and in relation to and any amendments thereto. This shall include without limitation ensuring the employment and provision of registered skilled workers, registered skilled workers (provisional), registered semi-skilled workers, registered semi-skilled worker (provisional) (as defined in section 2(1) of the Construction Workers Registration Ordinance (Cap 583)) for each of the relevant specified trade division at the Site at all times in accordance with the minimum percentage requirement specified in Clause 1 of the Main Contract Particular Specification ‘PS.G03’ for Employment of Skilled Workers.

(13)	The Subcontractor must in respect of the said workmen pay rates of wages and observe hours and conditions of employment not less favourable than the general rates of wages, hours and conditions observed by other employers of labour whose general circumstances in the trade or industry in which the Subcontractor is engaged are similar.

(14)	The Subcontractor must, where entering into any Secondary Subcontract for the execution of any part of the Work under the Contract, incorporate in such Secondary Subcontract (by reference or otherwise) the provisions of this clause.

(15)	The Subcontractor must ensure that apprentices and trainees are employed and trained in connection with the Work under the Contract as required by law, the Main Contract, [*****] or the Authority.

Without prejudice to the generality of the above requirements, the Subcontractor acknowledges that pursuant to PS. G21 of the Main Contract and the directive of the Development Bureau, the implementation of training schemes of the Construction Industry Council is mandatory. The Subcontractor shall fulfil and comply with the training quotas and other requirements set out therein, and as may be directed by [*****] in writing from time to time. The said training quotas will not exceed 10 in total for the purpose of this Contract.

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SCS 15	15.	WORKING HOURS

(1)	Unless stipulated otherwise by a court order, Legislative Requirement or a written direction by [*****], the Subcontractor must perform work at or adjacent to the Site only during the working hours and working days stated in Annexure B.

(2)	Unless stated otherwise in the Contract, working days do not include statutory holidays.

(3)	The Subcontractor acknowledges, agrees and accepts that for the purposes of clause 15(1), work at or adjacent to the Site includes all above and below ground work, entry and departure of vehicles, delivery of plant, equipment, materials, goods, items and other things, delivery and pick up of construction plant and warming up or servicing construction plant.

(4)	Notwithstanding the working days and working hours for the Site stated in clause 15(1), and without being under any obligation to do so, [*****] may by written notice permit work outside such times, subject to the licences, consents, approvals, permits and requirements of relevant Authorities. Any such permission may be subject to conditions.

SCS 16	16.	QUALITY, SAFETY AND HEALTH AND THE ENVIRONMENT

16.1	Quality Management System

(1)	The Subcontractor acknowledges, agrees and accepts that [*****] maintains an integrated quality management system accredited under ISO 9001:2015. Unless directed otherwise in accordance with paragraph (2), for the purpose of the Work under the Contract, the Subcontractor must comply with the requirements of [*****]’s quality management system.

(2)	Unless otherwise directed by [*****], the Subcontractor must maintain its own quality management system accredited under and meeting the requirements of ISO 9001:2015 with the scope of certification acceptable to [*****] and to provide assurance to the Contractor that the Works comply with the requirements of the Main Contract and Contract. The Subcontractor shall also have obtained confirmation from a certification body acceptable to [*****], stating that a full review of the Subcontractor’s quality manual of his Hong Kong office has been carried out in Hong Kong and such quality manual has been found to be in conformity with ISO 9000 and the requirements of ISO 9001:2015. For the duration of the Works, the Subcontractor shall plan, establish, implement and maintain a Quality System to provide assurance to the Contractor that the Works comply with the requirements of the Contract and Main Contract. Unless agreed otherwise, a Quality Manual and/or Project Quality Plan providing details of the Subcontractor’s Quality System will be submitted to the Contractor for review before commencement of the Works.

(3)	Without prejudice to any other provision of this clause 16, the Subcontractor shall, within the earlier of 10 (ten) days from the Contractor’s notification or not less than 15 (fifteen) days before commencing the Work under the Contract, book with a certification body acceptable to [*****] the date of audit for ISO 9001:2015 certification with detailed documented quality system procedures ready at the time of booking. The Subcontractor shall submit an undertaking as to the foregoing for the benefit of the Contractor and Employer not less than thirty (30) days before commencing the Work under the Contract.

(4)	The Subcontractor must be properly certified and, if required by the Main Contract, must be approved by the Employer and/ or the Employer’s Representative and/ or the Authority before carrying works on site.

(5)	The Subcontractor will co-operate with and permit access for the purposes of auditing, inspection and testing to persons implementing the quality plan and quality system and representing the Contractor to any place where Work under the Contract is being or is to be carried out. The Contractor or others authorised by the Contractor may undertake audits and/or surveillance of the Subcontractor’s Quality Plan and Quality System as and when required to ensure conformance to specified requirements. The Subcontractor shall also submit to the Contractor all quality records produced by the Subcontractor pertaining to the Subcontractor’s quality plan and quality system and the Works as the Contractor may require.

(6)	In addition, without limiting, reducing or otherwise relieving any obligation or liability of the Subcontractor to comply with the Main Contract and perform its obligations under the Contract so as not to put or cause the Contractor to be in breach of the Main Contract, the Subcontractor expressly acknowledges the provisions of and warrants compliance with Main Contract General Condition of Contract Clause 4 and Special Condition of Contract Clauses 86 on a mutatis mutandis basis. The Subcontractor shall comply with these requirements, and shall provide the Contractor with all and full support, cooperation and assistance in so doing and also in helping the Contractor to likewise carry out such obligations thereunder. The Subcontractor shall not be entitled to any costs and/or extension of time in relation thereto that exceed the costs and/or extension of time for and/or in relation to such compliance.

(7)	The Subcontractor will nominate and employ at all times a Quality Representative who is acceptable to the Contractor and has defined authority and responsibility for ensuring that the requirements of this clause are implemented and maintained to the satisfaction of the Contractor. If the Quality Representative does not perform his or her duties in a proper and timely manner to the satisfaction of the Contractor, the Subcontractor shall immediately at its own liability with no entitlement to time or cost, nominate a replacement Quality Representative.

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(8)	Notwithstanding the above, all the terms and conditions of the Main Contract related to the quality system, quality assurance, quality control or similar will apply to this Contract as if the same were repeated herein. Implementation of the Quality System does not change the Subcontractor’s obligations to perform the Works in accordance with the requirements of this Contract. The Subcontractor’s compliance with this clause 16 shall be a condition precedent to the Subcontractor’s entitlement to any payment and/or further payment as the case may be under the Contract.

16.2	Quality Plan

Without limiting clause 16.1, the Subcontractor must:

(a)	not less than 10 Business Days before commencing the Work under the Contract, provide [*****] with its written plan for managing quality issues in connection with the Work under the Contract (“Quality Plan”);

(b)	amend the Quality Plan as and when reasonably required by [*****];

(c)	maintain and progressively submit to [*****], but not less than 5 Business Days before commencing the Work under the Contract or a discrete part thereof, copies of inspection and test plans (“ITPs”) for that work or the relevant part thereof that detail:

(i)	specified requirements for the work as required by the Main Contract, and the Contract including:

(A)	inspection, test, hold and witness points;

(B)	approval of samples or test results; and

(C)	standards of workmanship;

(ii)	relevant Legislative Requirements, Codes and Standards, codes of practice and other conformance criteria;

(iii)	specific reference to work lot numbers to enable traceability of conformance records to individual aspects of the Work under the Contract;

(iv)	competency requirements of persons nominated to perform the work;

(v)	work methods to be employed;

(vi)	accountability for specific actions by role or person’s name or both;

(vii)	procedures and other controls used to manage specific work methods (including location of relevant documentation with appropriate identification, approval and revision status);

(viii)	names and titles of persons who have reviewed and approved any ITPs for use (including their signature); and

(ix)	how the requirements of the ITPs have been communicated to the persons performing the work;

(d)	provide details of any formal process of periodic (or otherwise when conditions change) review of the ITPs (including how such changes are communicated to the persons affected by the changes);

(e)	provide timely notification to [*****] of impending witness or hold point inspections, but not less than 24 hours prior notice;

(f)	report to [*****] the occurrence of any quality non-conformance with specified requirements, no matter how minor, within 24 hours of the occurrence;

(g)	before bringing any plant, equipment, materials, goods, items or other things to the Site, inspect and test those things for compliance with the requirements of the Contract and provide [*****] with details of such inspections and tests in a format reasonably required by [*****]; and

(h)	allow [*****] and others authorised by [*****] access to inspect and review all documents produced under the Quality Plan and otherwise audit the Subcontractor’s compliance with its quality management system obligations.

(i)	comply with the quality requirements in Annexure G.

16.3	Safety and Health Management System

The Subcontractor acknowledges, agrees and accepts that [*****]:

(a)	maintains an integrated safety and health management system accredited under AS/NZS 4801:2001; and

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(b)	has developed a booklet that outlines the supervision and management of specific critical risks that people on [*****]’s projects are commonly exposed to (“Safety Essentials”), and the Subcontractor agrees that:

(c)	it values safety above all else with the objective of achieving zero harm;

(d)	for the purpose of the Work under the Contract it must:

(i)	unless directed otherwise in accordance with paragraph (d)(ii), comply with the requirements of [*****]’s safety and health management system; or

(ii)	if directed by [*****], maintain its own safety and health management system accredited under AS/NZS 4801:2001;

(e)	if requested by [*****], it will participate in the development and review of [*****]’s workplace risk register;

it has or will, obtain a copy of the Safety Essentials booklet from [*****] for its information; and

(g)	the provisions, processes and procedures outlined in the Safety Essentials booklet do not replace or change any of the Subcontractor’s obligations under the Contract.

(h)	it must at its own costs, comply strictly with all relevant Legislative Requirements (including all safety regulations and guidelines, as required by the Employer and/or any Authority);

(i)	it must indemnify and forever hold harmless and keep indemnified [*****] against any liability, fines and proceedings arising from any non-compliance of safety measures, regulations and requirements of the Work under the Contract; and

a)	it must immediately notify [*****] of any accident or personal injury sustained by any of its workmen or employees on Site.

16.4	Safety Plan

(1)	Without limiting clause 16.3 or relieving the Subcontractor from any of his obligations or responsibilities under the Contract, the Subcontractor must:

(a)	not less than 10 Business Days before commencing the Work under the Contract, provide [*****] with its written plan which shall set out details of the safety management system that the Subcontractor shall implement, together with any other measures and information required by the Main Contract and Contract to ensure safety and health in the execution of the Work under the Contract (“Safety Plan”);

(b)	review the Safety Plan at monthly intervals and revise and update the Safety Plan as and when required by [*****], and if and where the Contractor is of the opinion that the Safety Plan does not meet the requirements of the Main Contract or Contract, the Subcontractor shall revise or update the Safety Plan to comply with the requirements within 3 (three) days of the Contractor’s notice;

(c)	comply with the Safety Plan in the execution of the Works and ensure his employees and secondary subcontractors of all tiers comply with the Safety Plan. The Subcontractor must provide any other party working on the Site including Secondary Subcontractors and utility undertakings with a copy of the Safety Plan and must request and shall procure that those parties to comply with it. The Subcontractor must report any person who fails to comply with the Safety Plan to [*****];

(d)	provide all facilities, access and assistance to [*****] to periodically verify that the Safety Plan is being properly and fully implemented. If [*****] is of the opinion that the Safety Plan is not being properly and fully implemented and the failure may adversely affect the safety and health of any person or the safety of any property on or adjacent to the Site, [*****] may notify the Subcontractor in writing of such failure and the Subcontractor must then take all necessary steps to rectify that failure immediately. For the avoidance of doubt, this Clause does not limit or take away from [*****] any power under the Contract including the power to suspend the progress of the Work under the Contract or any part thereof, and nor shall it relieve the Subcontractor from any of his obligations or responsibilities under the Contract.

(e)	remain vigilant at all times and ensure that the Work under the Contract is performed using safe work methods;

(f)	ensure, at the Subcontractor’s own costs, that all persons engaged in the performance of the Work under the Contract:

(i)	comply with [*****]’s policies, safety and environmental management plans/procedures and attend all safety trainings and meetings in relation to the Contract or as required by [*****];

(ii)	wear appropriate personal protective equipment including eye protection;

(iii)	are not impaired by alcohol or drugs (prescribed and non-prescribed) or other substances that may compromise their own safety or the safety of others; and

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(iv)	are competent, qualified and, where necessary, hold appropriate permits, licences, certificates and accreditation to perform the work they are required to perform in a safe and competent manner;

(g)	ensure that one in ten persons engaged in the performance of the Work under the Contract on the Site holds an appropriate first aid certificate;

(h)	promptly notify [*****] of any actual or potential hazard, unsafe area or work practice that may lead to personal injury and of any other safety incident that occurs, no matter how minor;

(i)	not interfere with, move, modify or ignore safety signage, safety protection arrangements or safety equipment, including emergency equipment;

(j)	maintain and progressively submit to [*****], but not less than 5 Business Days before commencing the Work under the Contract or a discrete part thereof, copies of job safety analyses (“JSA”) or safe work method statements (“SWMS”) for that work or the relevant part thereof that detail:

(i)	safety hazards and impacts associated with the work;

(ii)	procedures and hazard mitigation controls (including location of relevant documentation with appropriate identification, approval and revision status) aimed at eliminating or minimising the risk of personal injury;

(iii)	accountability for specific actions by role or person’s name or both;

(iv)	names and titles of those persons who have reviewed and approved the JSA or SWMS for use (including signatures);

(v)	how the JSA or SWMS requirements have been communicated to those persons performing the work;

(k)	provide details of any formal process of periodic (or otherwise when conditions change) review of the JSA or SWMS (including how any changes are communicated to those persons affected by the changes);

(l)	promptly notify [*****] (which may be up to 24 hours after the occurrence if the injury does not result in lost time) of all relevant details of any injury to any person and provide [*****] with copies of documentation related to any medical treatment administered; and

(m)	if it wishes to bring any dangerous or hazardous substance onto the Site:

(i)	provide [*****] with a material safety data sheet (commonly called ‘MSDS’) for the dangerous or hazardous substance, not less than 5 Business Days before doing so;

(ii)	ensure that it has received [*****]’s prior written consent to do so; and

(iii)	subject to subparagraphs (i) and (ii):

(A)	store, handle and use the dangerous or hazardous substance strictly in accordance with the manufacturer’s instructions and relevant Legislative Requirements (including displaying adequate and approved signage at the places where the dangerous or hazardous substance is to be stored explaining how it is to be stored, handled and used);

(B)	inform persons who are likely to come in contact with the dangerous or hazardous substance of the method of handling the substance and medical treatment to be applied in the event of any accident or spillage; and

(C)	provide appropriate spill kits or emergency equipment to deal with any accident or spillage of the dangerous or hazardous substance.

(n)	employ full time Safety Officer(s) and Safety Supervisor(s) in compliance with the statutory requirements.

(o)	In respect of any proposed work in confined space:

(i)	Ensure the Competent Person and Certified Workers for confined space works to have completed their respective 1-day confined space training course organised by the Construction Industry Council;

(ii)	notify [*****] in writing at least 2-days in advance; and

(iii)	submit a copy of the risk assessment with a safety checklist and detailed programme of the works in confined space at least two weeks in advance of its commencement.

(p)	install mobile plant danger zone automated warning system on all mobile plants.

(q)	provide and maintain sufficient resources to facilitate and implement [*****]’s Smart Site Safety System (4S) framework.

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(2)	If [*****] is of the opinion that the Safety Plan does not meet the requirements of the Contract, [*****] may by notice in writing require the Subcontractor to revise or update the Safety Plan and the Subcontractor must comply with that requirement within 7 days of the date of the notice.

(3)	This Clause shall not relieve the Subcontractor from any of his obligations or responsibilities under the Contract.

16.5	Environmental Management System

(1)	The Subcontractor acknowledges, agrees and accepts that [*****] maintains an integrated management system accredited under ISO 14001:2015. Unless directed otherwise in accordance with paragraph (2), for the purpose of the Work under the Contract, the Subcontractor must comply with the requirements of [*****]’s environmental management system.

(2)	If directed by [*****], the Subcontractor must maintain its own environmental management system with accreditation under ISO 14001:2015.

16.6	Environmental Plan and Site Aspect Schedule

The Subcontractor shall will comply with Main Contract Special Condition of Contract Clause 70. This shall include, without limitation, complying with the Environmental Management Plan defined in the Main Contract which may be revised and/or updated by the Contractor from time to time pursuant to the Main Contract Special Conditions Clause SCC 70 in carrying out the obligations and responsibilities of the Contract, and shall assist the Contractor in the preparation of the draft Environmental Management Plan by submitting details of the construction and demolition material as specified in the relevant Main Contract Specification within 3 (three) days of the acceptance of the Tender for the Main Contract and in any subsequent development, revision and updating of the Environmental Management Plan.

In addition, without limiting the foregoing or clause 16.5, the Subcontractor must:

(a)	not less than 10 Business Days before commencing the Work under the Contract, provide [*****] with its written plan for managing environmental issues in connection with the Work under the Contract (“Environmental Plan”);

(b)	amend the Environmental Plan as and when reasonably required by [*****];

(c)	not interfere with, move, modify or ignore environmental signage, environmental protection arrangements or environmental equipment, including emergency equipment;

(d)	not interfere with identified areas of cultural or archaeological significance or act in a way that impacts such areas or cultural sensitivities;

(e)	promptly notify [*****] of any actual or potential hazard, unsafe area or work practice that may harm or damage property or the environment or any other environmental incident that occurs, no matter how minor;

(f)	maintain and progressively submit to [*****], but not less than 5 Business Days before commencing the Work under the Contract or a discrete part thereof, copies of environmental work method statements (“EWMS”) for that work or the relevant part thereof that detail:

(i)	environmental hazards and impacts associated with the work;

(ii)	procedures and hazard mitigation controls (including location of relevant documentation with appropriate identification, approval and revision status) aimed at eliminating or minimising the risk of harm to the environment, including impacts on flora and fauna, discharges to water, emissions to air, contamination of land, disposal of waste, minimisation of vibration, noise or visual pollution and interference with cultural artefacts or cultural sensitivities;

(iii)	accountability for specific actions by role or person’s name or both;

(iv)	names and titles of those persons who have reviewed and approved the EWMS for use (including their signatures); and

(v)	how the EWMS requirements have been communicated to those persons performing the work; and

(g)	provide details of any formal process for periodic (or otherwise when conditions change) review of the EWMS (including how any changes are communicated to those persons affected by the changes).

Site Aspect Schedule

The Subcontractor will comply with the Site Aspect Schedule defined in the Main Contract which may be revised and/or updated by the Contractor from time to time pursuant to the Main Contract Special Conditions Clause SCC 71. In addition, the Subcontractor will assist the Contractor in the preparation of the draft Site Aspect Schedule by submitting details of the pollution control measures as required in the relevant Main Contract Specification within 3 (three) days of acceptance of the Tender for the Main Contract and in any subsequent development, revision and updating of the Site Aspect Schedule.

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16.7	Use of Ultra Low Sulphur Diesel

All Subcontractor’s Plants powered by diesel, whether they belong to the Subcontractor or his Secondary Subcontractors, must only be replenished with ultra low sulphur diesel (ULSD) (defined as diesel fuel containing not more than 0.005% by weight of sulphur) when working on the Site. The Subcontractor must maintain a summary record of all delivery notes of ULSD delivered to the Site, including those ordered by his Secondary Subcontractors, together with details of consumption of such fuel by individual Subcontractor’s Plants to and from the Site. The record of fuel deliveries must be supported by the original receipts of delivery note from oil companies. [*****] may upon request inspect both the record and delivery receipt on the Site and may order at any time any number of fuel samples to be taken from any diesel-operated Subcontractor’s Plants.

16.8	Disposal Ground

The Subcontractor must not dispose of construction and demolition materials generated by the Site at any place other than the disposal grounds designated in the Contract or directed by [*****].

16.9	Field Work

(1)	Safety and Security of Field Works

(a)	If at any time the Subcontractor fails to provide for the safe passage and control of traffic under the Contract, and if the Subcontractor fails to correct forthwith such an unsatisfactory condition upon being so directed in writing, [*****] may immediately correct the unsatisfactory condition and take such other action as it deems necessary to provide for the safe passage and control of traffic. [*****] may deduct from any monies due or may become due to the Subcontractor on any account any cost or expenses so incurred by [*****] under this clause.

(b)	No act or failure to act on the part of [*****] under this clause 16.9 shall relieve the Subcontractor from its responsibilities under the Contract.

(2)	Public Access and Convenience

(a)	The Subcontractor must conduct its operations so as to cause the minimum obstruction and inconvenience to traffic and to places adjacent to the Work under the Contract. No greater quantity of work shall be undertaken at any one time than can be properly conducted with due regard for the interests of the public as determined by [*****].

(b)	The Subcontractor must not deposit any material upon any carriageway, footpath or other property, without [*****]’s permission, nor shall allow the same remain longer than necessary. The Subcontractor must remove the same without delay as and when directed by [*****].

(3)	Emergency Works

The Subcontractor must have available at all times such workmen and plant as may be necessary for the execution of emergency works.

(4)	Execution of Work of repair

(a)	[*****] may by notice in writing require the Subcontractor to carry out any work of repair or rectification and the Subcontractor must carry out such work as provided in the Contract or if not provided for, as soon as practicable.

(b)	All such work or repair or rectification shall be carried out by the Subcontractor at its own expenses if the necessary for such work shall be due to the use of defective materials, equipment or workmanship.

(c)	If the Subcontractor fails to execute any such work or repair or rectification, [*****] may carry out such work (by itself or other means) and the cost of doing so will be valued, and the Sub-Contract Price adjusted in accordance with the Contract.

16.10	Pollution and Cleaning

(1)	In the performance of the Work under the Contract, the Subcontractor must ensure that he, any of his servants or agents, or any of its Secondary Subcontractors or any of the servants or agents of any such Secondary Subcontractors, must not cause directly or indirectly any pollution to the Site or its vicinity or to both the Site and its vicinity or any river, stream, canal, drain, water course or pond in the vicinity of the worksite and surrounding areas.

Where the cause of any pollution is attributable directly or indirectly to the Subcontractor, his servants or agents or any of its Secondary Subcontractors or any of the servants or agents of any such Secondary Subcontractors, the Subcontractor must be liable for all the consequences which may arise and must pay for the damages caused and the cost of cleaning up any such pollution.

The Subcontractor must also pay for any expenses and costs suffered by [*****] in carrying out any remedial action arising out of or in connection with any pollution caused by the Subcontractor, or any person for whom the Subcontractor is responsible including the Subcontractor’s servants or agents or any Secondary Subcontractors and their servants or agents arising directly or indirectly out of or in relation to or in connection with the carrying out or performance of the Work under the Contract. Such expense or costs must be recoverable by [*****] from the Subcontractor from any sum due or to become due at any time thereafter from [*****] to the Subcontractor under this Contract.

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(4)	Without prejudice to any other provision of the Contract, the Subcontractor shall be responsible for maintaining, cleaning and tidying up the Works and Work under the Contract, including public cleaning areas, as per Main Contract Particular Specification for Daily Cleaning and Weekly Tidying. The Contractor may instruct daily cleaning or weekly cleaning. If a day on which the weekly tidying is scheduled falls on a general holiday in Hong Kong, then it shall be carried out on the day following which is not a general holiday.

(5)	Without prejudice to the foregoing, the Subcontractor will execute the Works and carry out the Work under the Contract such that no damage is caused to adjacent buildings, structures, footpaths public property and property of other parties and the like. The cost of any rectification of any damage caused as a result of and/or related to the Subcontractor’s failure, default and/or negligence will be charged to the Subcontractor, who shall also bear any and all other risk in relation hereto (including without limitation time).

SCS 17	17.	REPORTING

17.1	General

By the last Business Day of each month, the Subcontractor must submit a written report to [*****], in a form and containing such detail as required by [*****], that sets out the status of:

(a)	discrete parts of the Work under the Contract, including details of any:

(i)	work that is behind schedule and measures proposed by the Subcontractor to bring that work back on schedule; and

(ii)	foreseeable delays to future work, including details of the reasons for the delays and the measures proposed by the Subcontractor to overcome or mitigate the delays;

(b)	hours worked by all persons engaged in the performance of the Work under the Contract;

(c)	any Secondary Subcontractors and subcontractors at any tier below a Secondary Subcontractor engaged in the performance of the Work under the Contract;

(d)	any Authority certificates, licences, consents, approvals, authorisations and permits that are required to be obtained by the Subcontractor;

(e)	any outstanding document, information or response relevant to any notice given or claim made by the Subcontractor or [*****] under or in connection with the Contract;

(1)	the Subcontractor’s compliance with its quality management system obligations (including reasonable evidence of compliance with those obligations) and details of quality assurance matters relevant to the reporting period, including any:

(i)	work lots opened or closed by the Subcontractor;

(ii)	quality assurance issues that have arisen, such as:

(A)	any non-compliant Work under the Contract; and

(B)	any outstanding quality issues raised in previous reports;

(iii)	quality management system documentation submitted to [*****] for review and approval; and

(iv)	quality management system records submitted to [*****], including lot records, test certificates and verification documents;

(g)	the Subcontractor’s compliance with its safety and health management system obligations (including reasonable evidence of compliance with those obligations) and details of safety and health matters relevant to the reporting period, including any:

(i)	safety and health issues that have arisen, including any injuries, lost time incidents or medical treatments;

(ii)	outstanding safety and health issues raised in previous reports;

(iii)	safety and health management system documentation submitted to [*****] for review and approval; and

(iv)	fine, notice, prohibition order or prosecution issued to or commenced against the Subcontractor by an Authority;

(h)	the Subcontractor’s compliance with its environmental management system obligations (including reasonable evidence of compliance with those obligations) and details of environmental matters relevant to the reporting period, including any:

(i)	environmental incidents that have arisen, including any:

(A)	accidents;

(B)	spills of hazardous substances; and

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(C)	non-compliances with any environmental legislation or Site specific environmental conditions;

(ii)	outstanding environmental issues raised in previous reports;

(iii)	environmental management system documentation submitted to [*****] for review and approval; and

(iv)	fine, notice, prohibition order or prosecution issued to or commenced against the Subcontractor by an Authority;

(i)	any industrial relations issues that have or may have an adverse effect on the Work under the Contract or the Work under the Main Contract; and

any dispute or difference that may have arisen between the Subcontractor and [*****] in connection with the Contract or the subject matter thereof.

17.2	Specific Reporting

(1)	The Subcontractor must keep accurate records of the Subcontractor’s total consumption (when performing the Work under the Contract) of:

(a)	all liquid fuels, including diesel, petrol and LPG;

(b)	natural gas;

(c)	solid fuels;

(d)	electricity;

(e)	renewable energy and biofuels; and

(f)	imported heat, steam and cooling.

(2)	In addition to its obligations under clause 17.1, the Subcontractor must:

(a)	if so required by [*****], report to [*****] on any matter relevant to or in connection with the Subcontractor’s obligations under the Contract or the Work under the Contract; and

(b)	submit any report required by this clause 17.2:

(i)	in writing;

(ii)	in a form and containing such details, data and other information as required by [*****]; and

(iii)	at times required by [*****].

SCS 18	18.	COMMENCEMENT, COMPLETION, DELAY AND ACCELERATION

18.1	Commencement

(1)	The Subcontractor must:

(a)	commence any off Site work promptly;

(b)	commence on Site work on the Date for Commencement on Site, unless [*****] agrees to a request from the Subcontractor to commence within such period thereafter as will not cause delay to the Work under the Contract or cause delay or disruption to work by [*****] or other contractors / subcontractors; and

(c)	regularly and diligently progress the Work under the Contract.

(2)	The Subcontractor must bring the Work under the Contract to Substantial Completion by the Date for Substantial Completion and employ sufficient resources to achieve this requirement. Upon achieving Substantial Completion, the Subcontractor must hand over the Works to [*****] (but nothing in this clause 27.1(2) limits any of [*****]’s other rights of access to or possession of the Works).

18.2	Reduction of Time to the Date for Substantial Completion

(1)	If the scope of the Work under the Contract is reduced for any reason (including because of a Variation), and that reduction in scope has enabled, or is likely to enable, the Subcontractor to achieve Substantial Completion earlier than it would otherwise have done so, [*****] is entitled to determine a reasonable reduction to the Date for Substantial Completion.

18.3	Delay and Disruption Costs

(1)	The Subcontractor must take all reasonable and practical steps to avoid or minimise delay and disruption to the Date for Substantial Completion and the costs arising therefrom.

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(2)	If the Subcontractor is entitled to recover from [*****] (whether under the Contract or otherwise at law), any cost, expense, loss or damages:

(a)	arising from a delay for which [*****] is responsible and for which the Subcontractor is also entitled to an extension of time to the Date for Substantial Completion under the Contract; or

(b)	arising from disruption for which [*****] is responsible, other than as a result of a Variation, the Subcontractor’s entitlement:

(c)	is limited to such cost, expense, loss and damages (if any) paid to the [*****] under the Main Contract for the delay after making due allowance for [*****]’s overheads and profit, arising directly from the delay or the disruption (as applicable) and is not too remote; and

(d)	will not include any off-site overheads, profit, loss of profit or loss of opportunity to earn a profit, or any indirect cost, expense, loss or damages.

(3)	This clause 18.3 is a limitation upon the Subcontractor’s entitlement (if any) and does not itself give the Subcontractor any entitlement to recover any cost, expense, loss or damages from [*****] that does not exist apart from clause 18.2. The Subcontractor is not be entitled to recover any loss, expense, costs or damage whatsoever resulting from any disruption, prolongation or other material effect to the regular progress or completion of the Work under the Contract except in accordance with the express provision in the Contract.

18.4	Acceleration

(1)	Notwithstanding any other provision in this Contract, the Subcontractor’s entitlement in relation to GCS 6.9 for the acceleration of the Work shall be limited to the [*****]’s corresponding entitlement (if any) received under the Main Contract.

18.5	Acknowledgement

The Subcontractor acknowledges, agrees and accepts that:

(a)	the achievement of Substantial Completion by the Date for Substantial Completion is critical to [*****] being able, under the Main Contract, to achieve the contractual completion dates under the Main Contract;

(b)	[*****] is relying on the skill and expertise of the Subcontractor to perform its obligations under the Contract in accordance with the Contract and so as to achieve Substantial Completion by the Date for Substantial Completion; and

(c)	damages are payable by [*****] to the Employer under the Main Contract if [*****] does not achieve completion by contractual completion dates stated in the Main Contract.

18.6	Liquidated Damages

If the Contract is terminated for default or Substantial Completion has been delayed beyond the Date for Substantial Completion:

(a)	[*****] shall be entitled to be paid Liquidated Damages for delay as those which would have been payable if the Subcontractor had achieved Substantial Completion on the actual Date for Substantial Completion of [*****].

(b)	For the purpose of giving effect to the above, [*****] shall, upon Substantial Completion issue a certificate. Such certificate shall state the date upon which the Subcontractor should have achieved Substantial Completion and shall also state the full period of delay for which the Subcontractor is responsible and shall compute the total Liquidated Damages due from the Subcontractor to [*****].

(c)	Upon the issue of a certificate under clause 18.5(b), the amount of Liquidated Damages certified by such certificate shall be immediately recoverable by [*****] from the Subcontractor.

SCS 19	19.	SUSPENSION

(1)	[*****] may at any time by written notice, direct the Subcontractor to suspend the progress of the whole or any part of the Work under the Contract for such period as [*****] determines.

(2)	Without the Subcontractor’s concurrence, [*****] cannot order a suspension the duration of which, when added to earlier periods of suspension already directed under clause 19(1) and complied with by the Subcontractor, exceeds 2 years.

(3)	At any time [*****] may, by notice in writing to the Subcontractor, lift the suspension in whole or in part and direct the Subcontractor to resume progress of the whole or any part of the Work under the Contract. The Subcontractor must comply with the notice as soon as reasonably practicable after receiving it.

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SCS 20	20.	PROGRAMMES

20.1	Paramount Obligation Unaffected

(1)	The Subcontractor’s obligation to achieve Substantial Completion by the Date for Substantial Completion is paramount and this clause 20 is to be construed so as not to derogate from this obligation.

(2)	Without prejudice to and in addition to SCS 20, the Subcontractor shall liaise and coordinate the Works with other subcontractors employed by [*****] who are carrying out works on or adjacent to the Works to agree and make due allowance in its sequencing and programming of the Works. All such liaison and coordination works are deemed to have been allowed in the Sub-Contract Price. No claims in whatsoever nature arising from the interfacing works problem will be payable by [*****]. The Subcontractor is responsible for agreeing an acceptable programme amongst other subcontractors in execution of their respective works.

20.2	Main Contract Programs

(1)	[*****] may prepare and provide to the Subcontractor, programs, including project programs and short-range programs, which may be updated by [*****] from time to time during the course of the Work under the Main Contract. When updating these programs, actual progress of the Work under the Main Contract will be taken into account, and there will be estimates of the likely performance of the Work under the Main Contract during the relevant periods based on information available, including information obtained from the Subcontractor and other contractors. The Subcontractor must provide all information required by [*****] to assist [*****] in this regard.

(2)	The purpose of the said programs is to facilitate the day to day co-ordination and integration of the Work under the Contract and the work of [*****] and other contractors. These programs are not statements of contractual obligations and are not to be construed as directions by [*****]. If the programs show completion of the Works later than the Date for Substantial Completion, then, after consultation with [*****], the Subcontractor must take whatever reasonable steps are necessary to achieve Substantial Completion by the Date for Substantial Completion in a manner that does not delay or disrupt the work by [*****] or other contractors.

SCS 21	21.	SITE INDUCTION AND INDUSTRIAL RELATIONS

21.1	Site Induction

(1)	The Subcontractor must ensure that:

(a)	all persons who are engaged in the performance of the Work under the Contract on the Site; and

(b)	all other invitees of the Subcontractor to the Site,

(together “Site Attendees”) attend a site induction conducted by [*****] before commencing work on the Site or entering upon the Site. The Subcontractor must also ensure that all Site Attendees comply with the requirements of the site induction at all times while they are on the Site.

The Subcontractor must provide [*****] with written details of all Site Attendees. Unless agreed otherwise in writing by [*****], a Site Attendee’s details must be provided to [*****] in the form required by [*****] not less than 5 Business Days before the date that the Subcontractor or its Secondary Subcontractor proposes that the person will commence work on the Site or enter upon the Site.

The site induction may outline general industry and site specific procedures, cross cultural awareness, safety and health issues and environmental and quality system requirements. If [*****] implements a personalised identification system on the Site:

(a)	each Site Attendee who completes the site induction to the satisfaction of [*****] (and who, if requested by [*****], produces reasonable proof of identification) will be issued with a personalised identification card, which must be carried at all times that the Site Attendees is on the Site and produced for inspection to [*****] upon entry to the Site and otherwise whenever requested by [*****];

(b)	[*****] may withdraw and cancel a Site Attendee’s identification card in the event of conduct by that individual that is inappropriate (in [*****]’s opinion);

(c)	only those Site Attendees with an identification card may be engaged in the performance of the Work under the Contract on the Site; and

(d)	if a person fails to produce his/her identification card upon request by [*****], he/she may be required to leave the Site immediately.

(4)	From time to time [*****] may direct that any Site Attendee attend a further site induction or toolbox talks, and the Subcontractor must ensure that they attend.

(5)	A site induction conducted by [*****] does not relieve the Subcontractor of its responsibility to properly induct all Site Attendees as to particular procedures and requirements relevant to the Site and the Work under the Contract.

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21.2	Industrial Relations

(1)	Subject to the provisions of the Contract, the Subcontractor is responsible for:

(a)	all industrial relations matters relevant to persons engaged in the performance of the Work under the Contract;

(b)	maintaining good industrial relations with persons engaged in the performance of the Work under the Contract; and

(c)	establishing, maintaining and implementing industrial relations policies in order to meet its industrial relations responsibilities,

in a manner that does not adversely affect the Employer, [*****] and other contractors.

(2)	The Subcontractor must:

(a)	ensure that all persons engaged in the performance of the Work under the Contract are paid all amounts, receive such benefits and allowances and are employed subject to such conditions to which they may be or become entitled by virtue of any statute, award, determination, judgment, order of any competent court, board, commission or other industrial tribunal in force from time to time;

(b)	make available to [*****] (or its nominee) upon request all wage sheets and other information relating to wages, allowances, leave entitlements and industrial practices (including documents and information in relation to site induction, taxation, superannuation, redundancy, other employee entitlements and termination of its employees) as [*****] may require;

(c)	where possible, advise [*****] before (and comply with [*****]’s direction when) any person engaged in the performance of the Work under the Contract on the Site is to be terminated;

(d)	ensure that it and its Secondary Subcontractors comply with the right of entry provisions of relevant legislation, if any union representative approaches the Subcontractor or a Secondary Subcontractor to gain entry to the Site. The Subcontractor must immediately notify [*****] of any such approach;

(e)	notify [*****] of any industrial relations matters which may affect the performance of the Work under the Contract and the measures the Subcontractor proposes to take to ensure that performance is not affected;

(f)	immediately report to [*****] any industrial dispute which has arisen or which may, in the opinion of the Subcontractor, arise. If a dispute is developing with any person engaged in the performance of the Work under the Contract on the Site, the Subcontractor must consult with [*****] in an attempt to avoid or resolve the industrial dispute; and

(g)	provide a senior representative to participate at site meetings called by [*****] to discuss industrial matters.

(3)	[*****] reserves the right to be present at all meetings between the Subcontractor and any other relevant party or parties with respect to industrial relations matters on the Project.

SCS 22	22.	VARIATIONS

Add the following after GCS 9.5.

9.6	To the extent a Variation relates to a corresponding variation of the Work under the Main Contract then, any increase to the Sub-Contract Price as a result of the Variation will not exceed any amount received by the [*****] for the corresponding variation under the Main Contract to the extent that the amount relates to the Variation after making due allowance for the [*****]’s overheads and profit.

SCS 23	23.	VALUATION OF DAYWORK

23.1	Daywork

In respect of Daywork, the Sub-Contract Price will be increased or decreased, as the case requires, by an amount agreed by the parties or, failing such agreement, by an amount determined by [*****]. The value of Daywork must not exceed:

(a)	the amount of wages and allowances paid or payable by the Subcontractor at the rates applying on the Site at the time as established by the Subcontractor to the satisfaction of [*****] or at such other reasonable rates as may be approved by [*****];

(b)	the percentage stated in Annexure B of the amount of wages and allowances valued under paragraph (a) for leave loading and other on-costs;

(c)	the amount of hire charges in respect of plant or equipment approved by [*****] for use on the Daywork in accordance with such hiring rates and conditions as may be agreed between [*****] and the Subcontractor or, in the absence of agreement, in accordance with such reasonable rates and conditions as may be determined by [*****];

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(d)	the reasonable amounts paid by the Subcontractor for services, subcontract work and professional fees;

(e)	the reasonable actual cost to the Subcontractor of all plant, equipment, materials, goods, items and other things supplied and required for the work at the Site;

(f)	the percentage stated in Annexure B of the sum of the amounts under paragraphs (a) to (e) to compensate the Subcontractor for its off-site overheads and profit; and

(g)	an amount (if any) paid to the [*****] under the Main Contract in respect of Daywork after making due allowance for the [*****]’s overheads and profit.

SCS 24	24.	RELEASE

(1)	Once the whole of the Works has achieved Substantial Completion and [*****] has determined the amount payable to the Subcontractor by [*****] or the amount payable to [*****] by the Subcontractor, [*****] will provide the Subcontractor with a release in the form included in Annexure E completed by [*****] with the appropriate details of its determination (“Release”).

(2)	After the Subcontractor receives the Release, the Subcontractor must either duly execute that document and return it to [*****], or provide written details to [*****] of those respects in which the Subcontractor disagrees with any amounts or details of [*****]’s determination set out in the Release.

(3)	If, within 10 Business Days of receiving the Release, the Subcontractor has neither:

(a)	duly executed and returned the Release to [*****]; nor

(b)	provided written details of disagreement to [*****] under clause 24(2),

then at the expiry of that 10 Business Day period, apart from any mathematical error and subject to clause 24(6), to the extent permitted by law:

(c)	the Release, including the amounts and details of [*****]’s determination set out in it, will be final and binding on [*****] and the Subcontractor; and

(d)	subject to any exceptions stated in the Release, the Subcontractor will be barred from making any further claims against [*****] and [*****] will be fully released from all actions, claims, demands and proceedings of every kind and nature (whether under the Contract or otherwise at law) that the Subcontractor had or has or might in the future have:

(i)	under, arising out of, or in any way in connection with, the Contract; or

(ii)	arising out of, or in any way in connection with, the Work under the Contract, the Project or either party’s conduct before the Contract.

(4)	If the Subcontractor does provide written details of disagreement to [*****] under clause 24(2) within 10 Business Days of [*****] providing the Release to it, then, subject to clause 24(6):

(a)	clauses 24(3)(c) and (d) will apply to the extent that the details provided by the Subcontractor do not disagree with the Release provided by [*****];

(b)	[*****] must provide the Subcontractor with a written response to the details provided by the Subcontractor; and

(c)	if the Subcontractor disagrees with [*****]’s written response, it must submit a notice to [*****] in accordance with the Contract, but if it does not do so within 10 Business Days of receiving [*****]’s response, then then [*****]’s response will, to the extent permitted by law, be final and binding on [*****] and the Subcontractor.

(5)	If [*****] determines in the Release that an amount is payable to [*****] by the Subcontractor, then the amount so determined by [*****], as adjusted (where applicable) by any response from [*****] given under clause 24(4)(b) and less (where applicable) any parts of that amount that are disputed by the Subcontractor in accordance with clause 24(4)(c), must be paid to [*****] by the Subcontractor within 10 Business Days of:

(a)	where the Subcontractor returns the duly executed Release to [*****] within 10 Business Days of [*****] providing the Release to it, the date on which [*****] receives the executed Release;

(b)	where clause 24(3) applies, the expiry of the 10 Business Day period stated in that clause; or

(c)	where clause 24(4) applies, the expiry of the 10 Business Day period stated in clause 24(4)(c).

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(6)	Nothing in this clause 24, nor the provision of the Release to the Subcontractor, the execution of the Release by the Subcontractor or the provision by the Subcontractor of written details of disagreement under clause 24(2):

(a)	prejudices any right or remedy that [*****] had or has or might in the future have, whether under the Contract or otherwise at law (including in respect of Defects and any exceptions stated in the Release).

SCS 25	25.	MAINTENANCE AND DEFECTS

Add the following after GCS 13.2.

13.3	After the Date of Substantial Completion and at any time before the expiry of the Defects Liability Period, the Subcontractor must promptly rectify, and in any event not less than 5 Business Days after notice, mobilise sufficient resources to the satisfaction of [*****] and remedy, also to the satisfaction of [*****], any and all Defects in the Works existing at the Date of Substantial Completion.

13.4	If the Subcontractor fails to remedy a Defect as required above, [*****] may have the Defect remedied (by itself or by other means) and the cost of doing so will be valued, and the Sub-Contract Price adjusted in accordance with the Contract.

SCS 26	26.	TESTING

(1)	In this clause 26, ‘test’ includes examine and measure.

(2)	At any time before the expiry of the Defects Liability Period, [*****] may direct that any material or work be tested at the place of manufacture, fabrication, or preparation, or on the Site or at such other place or places as may be specified in the Contract, or at all or any of such places.

(3)	With respect to any such tests:

(a)	the Subcontractor must provide such assistance and samples and make accessible such parts of the Work under the Contract as may be required by [*****];

(b)	[*****] may direct that any part of the Work under the Contract is not to be covered up or made inaccessible without [*****]’s prior consent;

(c)	the test must be conducted as provided in the Contract or by [*****] or a person (which may include the Subcontractor) nominated by [*****]; and

(d)	on completion of the test, the Subcontractor must make good the Work under the Contract so that it fully complies with the Contract.

(4)	Before a test is conducted, the Subcontractor or [*****], as the case may be, must give reasonable notice in writing to the other party of the time, date and place of the test. If the other party does not then attend, the test may nevertheless proceed.

(5)	Without prejudice to any other right, if the Subcontractor or [*****] delays in conducting a test, the other, after giving reasonable notice in writing of its intention to do so, may conduct the test.

(6)	Results of all tests must be promptly made available by a party to the other party.

(7)	The costs of and incidental to testing will be borne by [*****] or will be valued as a Variation unless:

(a)	the Contract provides that the Subcontractor must bear the costs or the test is one which the Subcontractor is required to conduct other than pursuant to a direction under this clause 26;

(b)	the test shows that the material or work is not in accordance with the Contract;

(c)	the test is in respect of Work under the Contract covered up or made inaccessible without [*****]’s prior consent where that was required; or

(d)	the test is consequent upon a failure of the Subcontractor to comply with a requirement of the Contract.

(8)	Where such costs are not to be borne by [*****], they will be borne by the Subcontractor or will be deemed to be work performed by [*****] instead of the Subcontractor for which the costs will be valued, and the Sub-Contract Price adjusted in accordance with the Contract.

SCS 26A	26A.	Examination and measurement of works before covering up

(1)	No part of the Works shall be covered up or put out of view without the approval of [*****] and the Subcontractor must afford full opportunity for [*****] to examine and measure and of the Works, which is about to be covered up or put out of view. The Subcontractor must give due notice to [*****] whenever any part of the Works is ready or about to be ready for examination and [*****] shall without unreasonable delay, unless [*****] considers it unnecessary and advises the Subcontractor in writing accordingly, attend for the purpose of examining and measuring such part of the Works.

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(2)	If the Subcontractor fails or neglects to comply with the provisions of this clause:

(a)	[*****] may require the Subcontractor to uncover any part of the Works or to do all such things as are necessary for [*****] to inspect the Works as constructed and the cost of such requirements as directed by [*****] must be borne by the Subcontractor whether or not such part or parts uncovered are found to be executed in accordance with the Contract and the Subcontractor must not be entitled to any extension of time for any delay arising out of or in connection with complying with its obligations under this clause; and

(b)	the additional cost of any measures or requirements carried out by or directed by the Subcontractor must be borne by the Subcontractor.

SCS 26B	26B.	MAKING OPENINGS

The Subcontractor must uncover any part or parts of the Works or make openings in or through the same as [*****] may from time to time instruct in writing and must reinstate and make good such parts to the satisfaction of [*****]. If any such part or parts have been covered up or put out of view are found to be executed in accordance with the Contract, then subject to compliance with other provisions under the Contract, [*****] may grant an extension of time in accordance with the Contract, and may certify such sum as may be reasonable to cover the costs of uncovering, making openings in or through, reinstating and making good the same but in any other case all additional costs and expenses suffered or incurred by the Subcontractor must be borne by the Subcontractor and the Subcontractor must also not be entitled to any extension of time for any delay caused by such instruction.

SCS 27	27.	INDEPENDENT AUDIT(S)

(1)	[*****] is entitled at any time and from time to time to arrange for an(y) independent auditor(s) to inspect the Subcontractor’s compliance with the Contract, including without limitation its safety performance and/or business records to verify the information in any claims or evidence provided by the Subcontractor under the Contract. The auditor must report to both [*****] and the Subcontractor. These business records must be kept by the Subcontractor until all claims, adjudication, expert determination or arbitration have been fully disposed of.

(2)	The cost of such an audit will be borne by [*****] unless the audit shows that the Subcontractor’s evidence (as applicable) is not correct, in which case the cost of the audit will be borne by the Subcontractor or the audit will be deemed to be work performed by [*****] instead of the Subcontractor for which the cost will be valued, and the Sub-Contract Price adjusted in accordance with the Contract.

(3)	If the audit shows the Subcontractor’s evidence is not correct, [*****] may (without being obliged to) take action (by itself or by other means) instead of the Subcontractor at the Subcontractor’s risk to do those things that the audit shows have not been fulfilled or need to be corrected, and the cost of doing so will be deemed to be work performed by [*****] instead of the Subcontractor for which the cost will be valued, and the Sub-Contract Price adjusted in accordance with the Contract. Such action taken by [*****] may include the direct payment of Secondary Subcontractors or their lower tier subcontractors or both.

(4)	The Subcontractor acknowledges, agrees and accepts the Employer’s Representative, upon reasonable notice, may measure the [*****]’s works under the Main Contract. The Subcontractor agrees to supply all documents, records, information and copies of any and/or all of the foregoing as requested and/or required by [*****] and/or the Employer’s Representative, whether for a safety auditor and/or for the purposes of the Employer’s Representative carrying out any measurement of the [*****]’s works under the Main Contract.

(5)	The Subcontractor shall appoint (an) appropriate, qualified, competent and experienced person(s) to attend audits as required by the Contractor, such attendance to be at the Subcontractor’s cost. The persons may differ depending on audit type (for example, without limitation, the Subcontractor’s safety officer may be the appropriate person for a safety audit, but this may differ for a measurement audit), but all must comply with the foregoing and shall be subject to the Contractor’s approval in its sole and absolute discretion. The Contractor may require the replacement of any person at the Subcontractor’s risk and cost. The Subcontractor shall allow and assist the Contractor and any and all auditors to inspect any and all relevant documents and records and shall provide the Contractor and/or auditor(s) with copies if requested.

(6)	With regard to any safety audit in particular, and without limiting its other obligations and liabilities, the Subcontractor shall provide not less than two (2) copies of its safety plan, including any updated or revised version, to the safety auditor. In addition, the audit(s) and audit(s) programme, including follow-up / continuing audits, shall be commenced and be undertaken and/or ceased as and when required by the Contractor. Should there by any substantial change to any method statement, working procedures and/or plant / equipment involved in certain tasks, additional audit(s) on any and all changes may be required by the Contractor. The Subcontractor shall arrange the same as soon as possible at its own cost and risk. Further, the Subcontractor shall not execute or continue to execute any portion of the Works which has been explicitly indicated by the Contractor to be audited by the Safety Auditor under the Main Contract. The Subcontractor shall not be entitled to any extension of time or additional payment by reason of compliance with the requirement stated in this sub-clause.

(7)	The Subcontractor shall notify the Contractor immediately and with full details of any and all actual and/or potential conflict of interest regarding any auditor and/or audit. The Subcontractor shall in any event treat any and all audit reports as confidential and shall not disclose the Safety Audit report, whether in whole or in part, to any third party without the prior written consent of the Contractor.

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(8)	Should any audit and/or audit report identify any aspects as not being fully and properly implemented and/or having any inadequacy and/or potentially having same, the Subcontractor shall immediately take all necessary steps to rectify the identified aspects or revise its measures, processes, plans and mitigations as appropriate and any others required by the Contractor. In addition, the Subcontractor shall prepare an action plan detailing any actions to be taken and actions which have been taken. The action plan shall be signed by the Subcontractor’s head of project and at least one registered director, within 7 (seven) days of the earlier of the Contractor’s or Subcontractor’s receipt of the relevant audit report.

(9)	Any and all works undertaken by the Subcontractor in preparation for or as a result of any and all audit(s) shall be at the Subcontractor’s expense and shall not entitle the Subcontractor to any extension of time for completion of the Works. In addition, the conduct of audits and the contents of any report and/or recommendations contained therein and/or related thereto, shall not absolve the Subcontractor from any of its duties, obligations, responsibilities and liabilities for site safety under the Contract.

SCS 28	28.	PROHIBITION OF IMPOSING ADMINISTRATIVE CHARGES FOR REPORTING OF SITE ACCIDENTS AND ELIMINATION OF UNDER-REPORTING OF SITE ACCIDENTS

(1)	The Subcontractor shall not impose charges in any form on any sub-subcontractor, or deduct any amount from the payment to which any sub-subcontractor is entitled, for reporting any accidents and processing any claims for compensation under the Employees’ Compensation Ordinance (Cap. 282) on behalf of the sub-subcontractor.

(2)	Where injury by accident arising out of and in the course of the employment is caused to any person employed by the Subcontractor or sub-subcontractors on the Works or in connection with the Contract, the Subcontractor shall, without delay, notify the Commissioner for Labour in such form and manner as required by the law and report the matter to the [*****] and Architect. This sub-clause shall apply irrespective of whether the person claims for compensation.

(3)	Upon request by the [*****], the Subcontractor shall provide the original documents of its sub-contracts to the [*****] who is authorized to provide the same to the Architect for inspection.

(4)	The compliance of this clause by the Subcontractor is entirely without prejudice to and do not relieve the Subcontractor from any of his obligations or responsibilities under this contract, the Factories and Industrial Undertakings Ordinance (Cap. 59), the Occupational Safety and Health Ordinance (Cap. 509) and the Employees’ Compensation Ordinance (Cap. 282), and all their subsidiary legislation.

(5)	The Subcontractor shall ensure that the provisions at Appendix SCC.AD to the Special Conditions of Main Contract are included mutatis mutandis in all sub-contracts. The Subcontractor shall, if necessary, within a reasonable time enter into a supplemental agreement with his sub-subcontractors to comply with the requirements in this clause.

SCS 29	29.	PAYMENT OF WAGES OF SITE WORKERS FOR SUB-CONTRACTS

(1)	General

(a)	If any part of the Works is further sub-contracted to any person by the Subcontractor, the Subcontractor shall ensure that the relevant provisions under this Clause on payment of wages of Site Workers are included in all lower tier sub-contracts.

(b)	The Subcontractor shall ensure that all sub-contractors at lower tier(s) shall include, observe and comply with the provisions which are mutatis mutandis in the terms of this Clause 29 in the relevant sub-contracts in the lower tier sub-contract.

(c)	The Subcontractor shall submit copies of the relevant lower tier sub-contracts of the Contract to the Architect via the [*****] for the purpose of checking if the relevant sub-contract provisions of this Clause are included in the relevant lower tier sub-contracts. Upon request by the Architect, the Subcontractor shall provide the original documents of the relevant lower tier sub-contracts via the [*****] for inspection by the Architect.

(d)	The Subcontractor shall comply with and shall ensure that sub-contractors at lower tier(s) shall comply with the provisions of this Clause; and shall, if necessary, within reasonable time enter into a supplemental agreement with his sub-contractor at lower tier to ensure that the lower tier sub-contract complies with the requirements in this Clause and shall take all reasonable steps to ensure that sub-contractors at further lower tier of sub-contracting shall include, observe and enter into a supplemental agreement if necessary and as required under this sub-clause.

(2)	Engagement of Site Workers

(a)

Subject to those Casual Workers referred to in Clause Z.1 (1) of the Particular Specification PS.G07 of the Main Contract on “Causal Workers”, all Site Workers shall be engaged in accordance with Clauses X.2 to X.5 of the Particular Specification PS.G07 of the Main Contract.

Such Site Workers shall be engaged with a written employment contract with their respective employers who shall either be the Subcontractor or any of his sub-contractors at lower tier(s).

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The terms of the employment contract shall be not less favourable to the terms provided in the Specimen Employment Contract at Appendix SCC.G to the Special Conditions of Contract of the Main Contract as far as the Site Workers are concerned. Payment of wages shall be made at least once per month. Employment contracts which stipulate a payment cycle in less frequent than once per month will not be permitted under the Main Contract nor under this Contract.

(b)	The Subcontractor shall ensure that all workers who are self-employed persons engaged to work on the Site shall each be covered by a personal accident insurance plan with a minimum coverage of HK$1,000,000 by either extending the Subcontractor’s employees compensation insurance policy or his third party liability and all risks insurance policy.

(c)	Alternatively the Subcontractor shall arrange a separate personal accident insurance plan for all self-employed workers for a minimum cover of HK$1,000,000 in the form specified in Appendix SCC.H to the Special Conditions of Contract of the Main Contract and shall maintain such policy for the duration of the self-employed workers being engaged in this Contract. The Subcontractor shall inform the [*****] immediately when the insurance policy of a self-employed worker has expired together with evidence showing its renewal as appropriate.

(d)	Truck drivers engaged for the Works (excluding those truck drivers engaged by suppliers to deliver material to the Site) may either be a Site Worker or a self-employed person.

(e)	There are on Site card reading devices to retrieve the data stored in Site Workers’ registration cards and to enable that the daily attendance records of all Site Workers are submitted to the Construction Industry Council (“CIC”) for the purposes under section 58(7) of CWRO and the Subcontractor shall verify the information of his Site Workers entering and leaving the Site in accordance with Particular Specification PS.G07 Section X of the Main Contract.

(f)	Within 14 days of the commencement of this Contract, the Subcontractor shall make necessary arrangements with a bank to implement the arrangement on payment of wages to Site Workers in accordance with Section X of the Particular Specification PS.G07 of the Main Contract. The Subcontractor, among others specified in Section X of the Particular Specification PS.G07 of the Main Contract,

(i)	shall prepare the respective schedules of wages of the Site Workers employed or engaged by them based on the verified data from the attendance record system developed by the CIC known as Construction Workers Registration System or log books kept by the [*****] and / or the Subcontractor;

(ii)	shall have sufficient funds available in the respective designated bank accounts for the payment of the wages to their respective Site Workers and ensure that certified true copies of the instruction records are made available to the Architect; and

(iii)	shall submit a written declaration to [*****] that all Site Workers’ wages payable have been paid when he submits the instruction records to the [*****],

in accordance with Section X of the Particular Specification PS.G07 of the Main Contract. Site Workers who are not able to open a personal bank account in Hong Kong shall be paid by personal cheques in accordance with Section X of the Particular Specification PS.G07 of the Main Contract.

(g)	The Subcontractor shall acknowledge that failure to comply with the Section X of the Particular Specification PS.G07 of the Main Contract by any of the sub-contractors may render the removal of the Subcontractor from the Site and/or the Works.

SCS 30	30.	TERMINATION WITHOUT CAUSE

(1)	If:

(a)	[*****] in its absolute discretion elects to terminate the Contract for its own convenience;

(b)	the Main Contract is terminated for any reason; or

(c)	the Works or work which includes the Works is taken out of the hands of [*****] under the Main Contract for any reason,

then [*****] may terminate the Contract by written notice to the Subcontractor.

(2)	Subject to clause 30(3) and 30(4), and without prejudice to any of [*****]’s other rights under the Contract or otherwise at law, upon termination under clause 30(1):

(a)	the Subcontractor must comply with all reasonable directions given by [*****] relating to the cessation of the Work under the Contract, the handover of the Works (whether or not completed) and demobilisation from the Site;

(b)	the Subcontractor must be paid:

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(i)	for work performed up to the date of termination, the amount which would have been payable if the Contract had not been terminated and the Subcontractor had made a payment claim on the date of termination, and to the extent that they are not included in amounts otherwise paid or payable to the Subcontractor (including under subparagraph (i)):

(ii)	the reasonable cost of plant, equipment, materials, goods, items and other things reasonably ordered by the Subcontractor for incorporation into the Works, which the Subcontractor is legally liable to accept, but only if:

(A)	the plant, equipment, materials, goods, items and other things are delivered to the Site (or other place as directed by [*****]), are adequately and indelibly labelled the property of ‘[*****]’ (or as otherwise directed by [*****]) and are free from any claims and any liens, charges and other encumbrances; and

(B)	ownership of the plant, equipment, materials, goods, items and other things passes to [*****] upon their delivery to and acceptance by [*****]; and

(iii)	costs reasonably incurred by the Subcontractor in demobilisation; and

and to the extent permitted by law, it is agreed that:

(c)	[*****] will not be liable to the Subcontractor for any other costs, expenses, losses or damages as a result of the termination; and

(d)	termination of the Contract under clause 30(1) is without prejudice to any right or remedy of either party that had accrued as at the date of termination.

(3)	If [*****] terminates the Contract under clause 30(1)(b) as a result of a failure by the Subcontractor to comply with its obligations under the Contract, then to the extent permitted by law, it is agreed that the rights and liabilities of [*****] and the Subcontractor will be the same as they would be at common law as if the Subcontractor had repudiated the Contract and [*****] had elected to treat the Contract at an end and recover damages.

(4)	The Subcontractor’s entitlement under clause 30(2)(b) is limited to the corresponding amount (if any) paid to [*****] under the Main Contract in respect of any termination under clause 30(1) after making due allowance for [*****]’s overheads and profit.

(5)	If [*****] terminates the Contract under clause 30(1), the Subcontractor must:

(a)	forthwith deliver to [*****] and/ or the Employer a letter of release or such other documents in such form as may be required by [*****] and/ or the Employer; and

(b)	upon [*****]’s and/ or Employer’s written request, the Subcontractor must accept assignment of all the rights under this Contract to the Employer or the Replacement Subcontractor.

SCS 31	31.	INDEMNITY AND LIABILITY

(1)	Without limiting any other provision of the Contract or any other right or remedy of [*****], but subject to clause 31(2), the Subcontractor indemnifies and forever holds harmless and keeps [*****] indemnified against all actions, claims, demands and proceedings against [*****] by any other person, and all costs, expenses, losses, damages and other liabilities suffered or incurred by [*****], arising from any negligence and/or breach of the Contract by the Subcontractor.

(2)	If pre-agreed liquidated damages are specified in the Contract for a particular type of breach of the Contract by the Subcontractor and such liquidated damages become payable by the Subcontractor for that breach, then the indemnity in clause 31(1) will not apply to the types of costs, expenses, losses, damages or liabilities suffered or incurred by [*****] arising from the breach that are expressly covered by the liquidated damages. However, this clause does not limit the operation of clause 31(1) with respect to any types of costs, expenses, losses, damages or liabilities that are not expressly covered by the liquidated damages.

(3)	Notwithstanding the proviso to clauses 31(1) and (2), the resulting rate per day of liquidated damages for the Works after reduction in accordance with those clauses shall not be less than the minimum rate per day of liquidated damages for the Works as stated in Annexure B of the Contract.

(4)	The Subcontractor acknowledges and agrees that it shall throughout the progress of the Works and discharge of all its obligations under the Contract comply with the health, safety, quality, environment requirements stated in Annexure G. In the event of any non-compliance, and/or if (to the extent not covered by the foregoing) the Subcontractor commits a breach, act, omission or other event relating to health, safety, quality, environment and/or of the type described in Annexure G, then without prejudice to any other right, remedy or entitlement [*****] may have, the parties recognise that:

(a)	Any breach, act, omission, or failure with respect to the items or other events of the type described in Annexure G will impact the productivity and workplace safety and health performance of [*****];

(b)	[*****] is entitled to recover from the Subcontractor any and all damages resulting from such impacts including without limitation administrative costs that the Subcontractor acknowledged [*****] will incur resulting from such impacts;

(c)

Further and/or in the alternative, [*****] may rectify that breach, act, omission or other event (itself or by other means), in which case the cost thereof will be valued, and the Sub-Contract Price adjusted in accordance with the Contract; and/or [*****] shall be entitled (but not obliged) to impose on the Subcontractor and/or deduct, withhold and/or set-off at any time from any monies due (and/or which might and/or would otherwise be due) to the Subcontractor under the Subcontract, any applicable amount(s) notified by [*****] in respect of such non-compliance and/or any amounts substantiated by [*****]. [*****] shall also be entitled (but not obliged) to impose on or deduct from any monies due to the Subcontractor under the Contract, a fifteen percent (15%) administrative charge applied to the amount(s). The Subcontractor acknowledges, agrees and accepts that the said administrative charge is reasonable and is intended to compensate the [*****] for the administrative costs, and such other costs and expenses that are incurred or are likely to be incurred by [*****] as a result of the Subcontractor’s failure to comply with the requirements under the Contract.

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(5)	The indemnities in this Contract are continuing obligations, independent from the other obligations of the Parties under this Contract and continue after this Contract ends or is terminated. It is not necessary for a Party to incur expense or make payment before enforcing a right of indemnity under this Contract.

SCS 32	32.	BRIBERY AND CONFLICT OF INTEREST

32.1	Offering Gratuities

(1)	If the Subcontractor or any of his agents or employees shall be found to have offered or given any advantage, gratuity, bonus, discount, bribe or loan of any sort to any agent or employee of the Employer or to the Employer’s Representative or to [*****] or to any member of the Employers Representative’s staff or [*****]’s staff, [*****] may terminate forthwith the employment of the Subcontractor under the Contract, and to hold the Subcontractor liable for any loss or damage which [*****] may thereby sustain.

32.2	Ethical Commitment

(1)	The Subcontractor must prohibit his employees, agents, and Secondary Subcontractors who are involved in this Contract from offering, soliciting or accepting any advantage as defined in the Prevention of Bribery Ordinance, Cap 201 when conducting business in connection with this Contract. The Subcontractor acknowledges, agrees and accepts that he has been reminded that dishonesty, theft and corruption on his part or his Secondary Subcontractors who are involved in the Contract may lead to prosecution under, without limitation, section 9 of the Prevention and Bribery Ordinance, Cap 201; section 17, section 18D or section 19 of the Theft Ordinance, Cap 210 and section 161 of the Crimes Ordinance, Cap 200. These offences commonly carry upon conviction terms of imprisonment.

(2)	The Subcontractor must require his employees, agents and his Secondary Subcontractors who are involved in this Contract to declare in writing to the Subcontractor any conflict or potential conflict between their personal/financial interests and their duties in connection with this Contract. In the event that such conflict or potential conflict is disclosed in a declaration, the Subcontractor must forthwith take such reasonable measures as are necessary to mitigate as far as possible or remove the conflict or potential conflict so disclosed.

(3)	The Subcontractor must prohibit his employees who are involved in this Contract from engaging in any work or employment other than in the performance of this Contract, with or without remuneration, which could create or potentially give rise to a conflict between their personal/financial interests and their duties in connection with this Contract. The Subcontractor must also require their subcontractors and agents to impose similar restriction on their employees by way of a contractual provision.

The Subcontractor must take all necessary measures (including by way of contractual provisions and/or providing training workshops where appropriate) to ensure that his employees, agents and his Secondary Subcontractors are aware of the prohibitions in this clause.

The Subcontractor shall submit a signed declaration in a form prescribed by the Contractor or approved by the Contractor confirm compliance with the provisions on ethical commitment and confidentiality as stated in this Contract and Main Contract Special Conditions of Contract Clauses SCC73 and SCC79 upon commencement of the Works and, subsequently, submit a declaration in the form as prescribed in the Contract, by the Contractor and/or approved by the Contractor, as part of the Subcontractor’s interim statements. Compliance with these requirements and the entirety of this Clause 32 and all anti-bribery and anti-corruption laws and requirements shall be a condition precedent to any payment and/or any further payment to the Subcontractor. If the Subcontractor fails to submit the declaration as required, then without prejudice and in addition to any other remedies it may have under the Contract and/or otherwise, the Contractor shall be entitled to deduct, set-off and/or withhold payment until such declaration is submitted and the Subcontractor shall not be entitled to any interest in that period.

SCS 33	33.	MODERN SLAVERY

(1)	The Subcontractor warrants that:

(a)	it has not, and to the best of its knowledge its suppliers/subcontractors have not, engaged in Modern Slavery, whether in the jurisdiction or elsewhere;

(b)	there is no outstanding investigation of it and it has not been convicted of any offence under any applicable Modern Slavery Law; and

(c)	it will not cause [*****] to breach any Modern Slavery Law, whether as a result of a breach of the Contract by the Subcontractor or any other default, act or omission of the Subcontractor or any person for whom the Subcontractor is responsible in connection with the Contract or otherwise.

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(2)	The Subcontractor must comply (and ensure that its suppliers/subcontractors comply) with any requests made by [*****] to provide any assistance, information, documents or interview any person as required by [*****] to enable [*****] to discharge any obligations arising under any Modern Slavery Law.

(3)	The Subcontractor indemnifies [*****] against all actions, claims, demands and proceedings against [*****], and all losses, damages, costs, expenses and other liabilities suffered or incurred by [*****], arising from any failure by the Subcontractor to comply with its obligations under this clause.

SCS 34	34.	DISPUTES

Clause GCS 18 is deleted and replaced by the following:

18.1	Any dispute or difference arising out of or in connection with this Contract, including any dispute as to a decision, opinion, determination or certificate of the [*****] or any question concerning this Contract’s formation, validity, interpretation or termination (Dispute) will be resolved in accordance with the following procedure.

18.2	The Parties will first use their best efforts to resolve any Dispute in a reasonable and equitable manner.

18.3	If a Dispute arises between the Parties, then either Party may give to the other Party a notice (Notice of Dispute), which will:

(a)	state that the notice is given under this clause 18;

(b)	describe the nature of the Dispute with sufficient particularity to enable the other Party to have a reasonable understanding of the relevant issues in dispute; and

(c)	nominate a senior representative of that Party who is authorised to negotiate a resolution of the Dispute on its behalf.

18.4	Within 7 days of receipt of a Notice of Dispute, the other Party will nominate in writing a senior representative of that Party who is authorised to negotiate a resolution of the Dispute on its behalf.

18.5	Notwithstanding the existence of a Dispute, the Parties will continue to perform and comply with this Contract and the Main Contract (as applicable).

18.6	If the senior representatives of the Parties are unable to reach an agreement on the Dispute within 21 days of receipt of the Notice of Dispute (or such longer period as the Parties may agree in writing), then any Party may, by written notice to the other Party, request that the Dispute be referred to mediation.

18.7	Within 7 days of the request referred to in clause 18.6, the Party receiving the request will notify the other Party whether or not it agrees to participate in the mediation and if so, the mediation will be conducted in accordance with the Hong Kong International Arbitration Centre (HKIAC) Mediation Rules or any modification for the time being in force.

18.8	If neither Party requests the Dispute be referred to mediation, or if either Party refuses such request for mediation, or the mediation fails to resolve the Dispute within 90 days of the appointment of the mediator (unless extended by agreement of the Parties), then, subject to clause 18.12 the Dispute will be referred to and finally determined by arbitration.

18.9	If any dispute arises in connection with the Main Contract and the [*****] is of the opinion that such dispute touches or concerns the Contract, then provided that an arbitrator has not already been appointed under this clause GCS 18, the [*****] may by notice in writing to the Subcontractor require that any Dispute under this Contract will be referred to the arbitrator to whom the dispute under the Main Contract is referred and if such arbitrator (hereinafter called the “joint arbitrator”) be willing so to act, such Dispute under this Contract will be so referred. In such event the joint arbitrator may, subject to the consent of the Employer, give such directions for the determination of the two said disputes either concurrently or consecutively as the joint arbitrator may think just and convenient and provided that the Subcontractor is allowed to act as a party to the dispute between the Employer and the [*****], the joint arbitrator may in determining the Dispute under this Subcontract, take account of all material facts proved before the joint arbitrator in the dispute under the Main Contract.

18.10	If at any time before an arbitrator has been agreed or appointed under this clause 18, any dispute arising in connection with the Main Contract is made the subject of proceedings in any court between the Employer and the [*****] and the [*****] is of the opinion that such dispute touches or concerns the Contract, the [*****] may by notice in writing to the Subcontractor abrogate the provisions of this clause 18 and thereafter no Dispute under this Contract will be referred to arbitration without further submission by the [*****] and Subcontractor.

18.11	The arbitration will be before a single arbitrator in Hong Kong at the HKIAC and in accordance with the HKIAC Domestic Arbitration Rules. The arbitration will be a domestic arbitration. The Parties agree that Schedule 2 of the Hong Kong Arbitration Ordinance (Cap 609) will apply to any Dispute which is referred to arbitration in connection with this Subcontract. The arbitration will be conducted in English.

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18.12	Without the [*****]’s prior written agreement, the Subcontractor will not take any step to commence arbitration until after the Completion Certificate is issued under the Main Contract Works or the Main Contract is terminated.

SCS 35	35.	DRAWINGS AND OTHER DOCUMENTS

The Subcontractor’s responsibility for providing Drawings and other documents in connection with the Works shall include but shall not be limited to the following (and the Sub-Contract Price is deemed to likewise include for all of the same):

(a)	Acquisition and checking of all Drawings and other documents necessary for the Subcontractor to comply with its obligations under the Contract and in compliance thereto and with the Main Contract;

(b)	Preparation of all Drawings and other documents the Subcontractor is required to provide for the Works, including the procurement of such Drawings from its supply chain;

(c)	Design and preparation of combined coordinated building services installation drawings, which shall be fully dimensioned and shall indicate the precise locations, route, layout and level of each and every building services installation, whether in coordinated with other building services installations or with the structural and architectural works, including updated and amended combined coordinated building services installation drawings, combined builder’s work drawings and combined reflected ceiling plans;

(d)	Recommendation of design solutions to eliminate conflict between the positioning of any work and to provide adequate space for the routing of all the building services and for access for future maintenance;

(e)	Updating and amending any and all of the above to reflect changes due to further drawings, instructions and/or the like issued and/or otherwise required by [*****];

(f)	Preparation of a detailed schedule showing the proposed dates of submission to the Contractor of combined coordinated building services installation drawings, product data and samples for the Works, the submission of the schedule to the Contractor for approval and the preparation of a revised schedule incorporating any amendment required by [*****]; and

(g)	Preparation of as-built drawings for each building services installation and as-built combined coordinated building services installation drawings fully detailing all the building services installations, plant and equipment forming part of the Works or installed by utility undertakings showing the interrelationship of all the building services installations, plant and equipment.

SCS 36	36.	BOND AND GUARANTEE

Clause GCS 20 is amended as follows:

Clause GCS 20.3 is deleted and replaced by the following:

20.3

Unless indicated as not required in Annexure B, within fourteen (14) days of execution of the Sub-Contract, the Sub-Contractor shall, at his own expense, obtain and provide to the Contractor a guarantee in the form appearing at Annexure F or otherwise accepted by the Contractor in its sole and absolute discretion, duly executed by the Subcontractor’s ultimate parent(s) and/or holding company/ies.

Add new Clause GCS 20.4 as follows:

20.4

Notwithstanding anything to the contrary, no payment will become payable to the Subcontractor until and unless the Subcontractor has fully complied with this Clause 20 in its entirety.

SCS 37	37.	QUALITY, MATERIALS, WORKMANSHIP, CHECKING, UTILITIES AND MANAGEMENT (CONCRETE, PILING WORKS, OTHER PRODUCTS AND MATERIALS, UTILITIES AND SUBCONTRACTORS)

Night and Holiday Work

Where any concreting work has been carried out by the Subcontractor during the Night (being between 7pm and 7am) or on any General Holiday (as defined under the Main Contract), all costs and expenses relating to any tests ordered by the Contractor on the quality of materials and workmanship on such concreting work shall, notwithstanding any other provision of the Contract, be borne by the Subcontractor irrespective of the results of such tests. This is without prejudice to any other rights and remedies available to the Contractor under the Contract and/or otherwise.

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Quality of materials, workmanship and tests

Without limiting, reducing or otherwise relieving any obligation or liability of the Subcontractor to comply with the Main Contract and perform its obligations under the Contract so as not to put or cause the Contractor to be in breach of the Main Contract, the Subcontractor expressly acknowledges the provisions of and warrants compliance with Main Contract General Condition of Contract Clause 42 and Special Condition of Contract Clauses 35 and 64 on a mutatis mutandis basis. The Subcontractor shall comply with these requirements and shall not be entitled to any costs and/or extension of time in relation thereto that exceed the costs and/or extension of time (if any) to which the Contractor is properly entitled and has been awarded under the Main Contract. The Contractor may recover and/or set off, deduct and/or withhold any expenditure in relation to testing of piles from any payment claimed by and/or made to the Contractor.

Quality Assurance

All structural concrete for incorporation into the Works shall be produced at a certified plant and supplied by a concrete supplier certified under the Quality Scheme for the Production and Supply of Concrete by Hong Kong Quality Assurance Agency or other certification bodies accredited by the Hong Kong Accreditation Service.

Independent Checking

The Contractor may at any time require the checking and certification of the design of any Works, including without limitation Temporary Works as defined under the Main Contract. This may be carried out by engineer(s) independent of the Contractor and/or Subcontractor and not associated with such design. The Subcontractor confirms full knowledge and understanding of Main Contract Special Condition of Contract Clause 65 in this regard, warrants full compliance thereto at its own cost and risk and shall provide the Contractor with any and all assistance, support and cooperation required.

Temporary Utility Supplies

The Subcontractor shall provide all cooperation, support and assistance to the Contractor as the latter may require with regard to the provision of temporary utility services, and the Subcontractor shall be liable to the Contractor in respect of any act, error and/or omission that cuts, shuts down, interrupts, delays, limits, interferes with and/or otherwise prejudices the provision of utilities to Site. The Subcontractor indemnifies and shall keep the Contractor forever indemnifies against any and all costs, harm, loss, liability, damage and any and all other prejudice suffered, incurred and/or that may be suffered and/or incurred by the Contractor in the event of, caused by, resulting from and/or related to any and all non-compliance by the Subcontractor of this provision.

Management of Subcontractors

Without limiting, reducing or otherwise relieving any obligation or liability of the Subcontractor to comply with the Main Contract and perform its obligations under the Contract so as not to put or cause the Contractor to be in breach of the Main Contract, the Subcontractor expressly acknowledges the provisions of and warrants compliance with Main Contract General Condition of Contract Clause 4 and Special Condition of Contract Clauses 77 and 126 on a mutatis mutandis basis. The Subcontractor shall comply with these requirements, and shall provide the Contractor with all and full support, cooperation and assistance in so doing and also in helping the Contractor to likewise carry out such obligations thereunder. The Subcontractor shall not be entitled to any costs and/or extension of time in relation thereto that exceed the costs and/or extension of time for and/or in relation to such compliance.

Engagement of subcontractors who are registered under the respective trades and groups available in the Registered Specialist Trade Contractors Scheme (TSTCS)

Without limiting, reducing or otherwise relieving any obligation or liability of the Subcontractor to comply with the Main Contract and perform its obligations under the Contract so as not to put or cause the Contractor to be in breach of the Main Contract, the Subcontractor expressly acknowledges the provisions of and warrants compliance with Main Contract General Condition of Contract Clause 4 and Special Condition of Contract Clause 85 on a mutatis mutandis basis. The Subcontractor shall comply with these requirements, and shall provide the Contractor with all and full support, cooperation and assistance in so doing and also in helping the Contractor to likewise carry out such obligations thereunder. The Subcontractor shall not be entitled to any costs and/or extension of time in relation thereto that exceed the costs and/or extension of time for and/or in relation to such compliance.

Alternative product or material

[Covered in SCS 5.8]

Removal of unsatisfactory work and materials

The Contractor shall have the power to instruct the Subcontractor to execute rectification work, other than the removal and proper re-execution of work not in accordance with the Contract, including without limitation when any pile has been installed off-centre outside permitted tolerance or has failed (whether under test and/or otherwise). When the Contractor exercises his authority under this provision, additional work (including without limitation additional piles) shall be re-done (reinstalled and/or otherwise as the case may be and as the Contractor may require) by the Subcontractor at his own expense, and additional and/or enlarged strap beams, pile caps and any and all related work that may be necessary as a consequence of the Subcontractor’s default shall be carried out by the Subcontractor at his own expense and risk.

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Power to accept unremedied defects

The Contractor will have the right to order the rectification, removal, repair, making good or replacing of any work executed which is not in accordance with this Subcontract, at the Subcontractor’s own cost and risk. The Contractor may at any time if it will so require, instruct the Subcontractor to open up for inspection and testing any work whether completed or not, to ascertain whether the same complies with the terms of this Contract. Where the rectification of any work or replacement of any material by the Subcontractor which does not comply with the Contract would involve the removal and/or re-execution of the original permanent work, the Contractor may but shall not be obliged to either:

(a)	Give directions for a variation of the Works in lieu of such removal and re-execution at no additional expense to the Contractor provided that if in the opinion of the Contractor in its sole and absolute discretion, such variation has involved the Subcontractor in expense in excess of that which would have been involved in the removal and re-execution of the original permanent work then the Contractor may value and certify such excess; or

(b)	Accept any work which, in respect of materials or workmanship, is not in accordance with the Contract and without requiring rectification and replacement or removal and re-execution, in which event the Sub-Contract Price shall be reduced by such amount as may be determined by the Contractor in its sole and absolute discretion in respect of any loss or damage suffered or likely to be suffered by the Contractor and/or Employer or any saving in cost to the Subcontractor in carrying out the work which is not in accordance with the Contract, whichever is the greater.

Without prejudice to any other provision of the Contract, if and to the extent any item, description or rate is or found to be measurable and/or re-measurable, no re-measurement or rectification shall be made to any error, omission or under-estimate as may be discovered in any item, description or rate inserted by the Subcontractor in the bills of quantities, or schedule, forming part of the Subcontract, if any.

SCS 38	38.	ORDERING AND VALUING VARIATIONS

In addition and without prejudice to General Condition of Contract clause 8, the Contractor may order a variation during the Maintenance Period. No variation shall be made by the Subcontractor without an order in writing by the Contractor. No variation shall in any way vitiate or invalidate the Contract, but the value of all such variations shall be taken into account in ascertaining the final Sub-Contract Price.

General Condition of Contract 9 shall be modified by the following:

Any item of work omitted shall be valued at the rate set out in the Contract for such work or, in the absence of such a rate, at the rate determined and/or notified by the Contractor to the Subcontractor.

SCS 39	39.	DISPUTE RESOLUTION

The Subcontractor is required to, the Subcontractor shall, participate fully in the Dispute Resolution Advisor (DRAd) system set forth in Main Contract Special Condition of Contract 59, and the Subcontractor shall at its own cost provide all cooperation, collaboration, coordination, support and assistance to and required by the Contractor in order to give full effect to the foregoing. This shall include, without limitation, attendance at any and all meetings and provision of any and all documentation, records and other evidence required and/or requested by the Contractor. Without limiting any of its other obligations and liabilities, the Subcontractor explicitly and expressly confirms full sight, knowledge and understanding of Main Contract Special Condition of Contract 59, warrants full compliance thereto and indemnifies and shall keep the Contractor forever indemnified against any and all costs, harm, loss, liability, damage and any and all other prejudice suffered, incurred and/or that may be suffered and/or incurred by the Contractor in the event of, caused by, resulting from and/or related to any and all non-compliance by the Subcontractor of this provision and Main Contract Special Condition of Contract 59. Without limitation, the Subcontractor shall resolve any claims he has against the Contractor which arise out of a dispute between the Contractor and the Employer over the Subcontractor’s works by the process required by Main Contract Special Condition of Contract 59 sub-clause (5) this Clause and shall be bound by the results of that process.

SCS 40	40.	FLUCTUATIONS

The Sub-Contract Price is on a fixed rate lump sum basis and shall not be subject to any adjustment for fluctuations.

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SCS 41	41.	TIME IS OF THE ESSENCE

The Subcontractor accepts and confirms that, subject to the terms of this Subcontract, the Period for Completion is reasonable for completing the Works and agrees to dedicate sufficient personnel and other resources as are necessary to assure that the Subcontract Works is continuously managed and performed in a diligent, skilled and workmanlike manner to complete the Works within the Period for Completion.

The Subcontractor acknowledges, agrees and accepts that time is of the essence with respect to its obligations under this Subcontract, and that the Contractor’s and the Employer’s business interests will suffer substantial losses in the event that the Works is not completed within the Period for Completion.

SCS 42	42.	SUBCONTRACTOR’S ENTITLEMENT

Notwithstanding any other provision under the Contract and to the maximum extent not prohibited by law, it is expressly agreed that: (i) the Subcontractor’s entitlement to any payment arising from the Contract, or any other cause of actions, will be limited to the assessed amount of the corresponding payment for the corresponding work the subject of the payment claim made by the Subcontractor, if any, under the Main Contract; and (ii) in consequence of [*****] being dependent in respect of the quantum of the Works performed on the assessment of such under the Main Contract, in no circumstances will there be any amounts assessable, certifiable and/or payable to the Subcontractor under this Contract or for breach of this Contract without the [*****] having first received a corresponding assessment, certification and payment from the Employer under the Main Contract; and (iii) no such failure and/or default by the Contractor in relation to the foregoing shall be a breach of Contract, and nor shall it entitle the Subcontractor to suspension and/or termination of the Works and/or the Contract.

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SCS 43	43.	LIST OF SCHEDULES

The information required in the List of Schedules of the GCS are set out in other parts of the Contract as cross referenced below:

GCS	Details	SCS/Contract Instrument	Details

First Schedule	Particulars of Main Contract	SCS Annexure D	Particulars of Main Contract

Second Schedule	Sub-Contract Documents	Contract Instrument	5.2 Contract Documents

	Sub-Contract Works	SCS 1.1	See individual items

SCS Annexure C

Third Schedule	Period or Periods for Completion of Sub-Contract Works or respective Sections	SCS 1.1 SCS Annexure B	See individual items

	Sub-Contract Price	SCS Annexure H	Sub-Contract Price
Table
	Specified Date for Submission of Written Statement of Sums claimed	SCS Annexure B	See individual items

	Retention Monies	SCS Annexure B	See individual items

	Percentage of Bond	SCS Annexure B	See individual items

Fourth Schedule	Obligations of Contractor with respect to Sub-Contract Works for which Sub-Contractor assumes No obligation or Liability	SCS Annexure I	See individual items

Fifth Schedule	Design Requirements of Sub- Contractor	SCS 5	See individual items

SCS Annexure C

Sixth Schedule	Constructional Plant and Facilities to be provided by Contractor, to be shared	SCS Annexure I	See individual items
Seventh Schedule	Risks which Sub-Contract must insure	SCS 12	See individual items

	Contractor’s Policy of Insurance	Not applicable to the Contract

	Agreed amounts of Excess or Deductibles under Insurance Policy	SCS Annexure A, if any	See individual items

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SCS 44	44.	CENTRAL PROCUREMENT

The Subcontractor acknowledged that [*****] may enter into agreement(s) with third parties (“Central Suppliers”) for the central procurement of materials, plant or equipment related to this Contract. Notwithstanding any other provision in this Contract, and upon the written notification of [*****], the Subcontractor shall contract with and procure the requisite materials, plant or equipment from the Central Suppliers at no additional cost to the [*****].

Where the Subcontractor intends to procure materials, plant or equipment for the performance of this Contract from a supplier that is not a Central Supplier, the Subcontractor must promptly apply to [*****] with the relevant supporting materials for prior approval. Whilst pricing and timely delivery may form part of [*****]’s consideration, [*****] may reject the application at its sole discretion having considered factors relevant to the Main Contract.

Prior to contracting with the Central Supplier, the Subcontractor must ascertain and satisfy itself that the terms and conditions therein comply with the terms and conditions of this Contract. The Subcontractor hereby waived its rights in respect of any course of actions it may have against [*****] arising from or in connection with its contract(s), if any, with the Central Supplier.

The Subcontractor is liable for and must indemnify [*****] against all costs and expenses incurred in the course of or incidental to any failure to comply with this clause.

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ANNEXURES

ANNEXURE A - ADDITIONAL CONTRACT SPECIFIC CONDITIONS

1.	[*****] PROJECT MANAGER

(1)	[*****] may appoint a [*****] Project Manager to manage the Subcontractor on behalf of [*****]. The [*****] Project Manager may exercise the powers in or necessarily to be implied from the Contract, on behalf of [*****], in respect of:

(a)	the payment certification and valuation processes in accordance with the Contract; and

(b)	the delivery of the Work under the Contract.

(2)	The Subcontractor shall comply with the instruction(s) of the [*****] Project Manager, save and except where such instruction(s):

(a)	is unlawful in accordance with the Legislative Requirements; or

(b)	amend the terms and conditions of the Contract; or

(c)	relieve the Subcontractor of any of his obligations under the Contract.

(3)	The Subcontractor shall include the [*****] Project Manager for all of its communications, correspondence, emails, notices, meetings etc., with [*****].

(4)	Nothing in this clause shall constitute a contractual relationship between the Subcontractor and the [*****] Project Manager.

(5)	For the avoidance of doubt, the [*****] Project Manager do not have a duty of care to the Subcontractor in respect of its role or functions as the [*****] Project Manager.

2.	SUBMISSIONS

(1)	Unless otherwise stated in the Contract, the Subcontractor shall provide all final versions of approved shop drawings, as-built drawings, operational and maintenance (O&M) manuals, design calculation and the other documents and records for the Architectural, Structural, Building Services /E&M Services design as required by the Contract, and submit to [*****].

(2)	The Subcontractor shall ensure all final versions of approved shop drawings, as-built drawings and design calculation are an accurate representation of the project, before submitting the same to [*****]. These drawings shall conform to the latest version of CAD Standard of Works Projects (CSWP) as posted in the DEVB Works Branch web site http://www.devb.gov. hk/en/construction_sector_matters/electronic_services/cad_standard/computer_aided_drafting/cad/index.html and in accordance with the latest version of CAD Manual for Architectural Services Department Projects. Should any technical conflict between the CSWP and the CAD Manual arise, the CSWP shall take precedence. The Subcontractor’s attention is drawn to the requirements in Part I of Particular Specification PS.G01 for the application of AutoCAD 2008 in the preparation of drawings.

(3)	The supplier / sub-contractor shall provide a LOD 300 BIM model for all components to be supplied / installed on the project within the supply / sub-contract package, in accordance with the PS.A33_BIM_A1002.

Shop drawings shall be prepared from the model. The model should be issued concurrently together with issuance of shop drawings. Shop drawings provided without accompanying BIM model will not be approved.

As-built LOD 500 BIM model should be provided upon completion of the works.

(4)	The Subcontractor shall supply 7 sets of the first draft prints of as-built drawings at least 30 days before the commencement of commissioning of the installation/services/equipment. Any details not available at that time (e.g. testing and commissioning results) shall be provided with the penultimate drafts.

The Subcontractor Supply 7 sets of the first draft prints of final versions of approved shop drawings, as-built drawings within 28 days of the issuance of the completion certificate.

[*****] shall return to the Subcontractor of marked up copies with comments necessary for a final and approved documents.

The final approved as-built drawings shall be in 4 sets of computer disk, 1 set of reproducible copy (contain both AutoCAD and PDF files) and 7 sets of hard copy, and shall be submitted as soon as possible but not later than three months before the expiry of the Maintenance Period.

(5)	Each computer disk shall be in CD/DVD-ROM, labelled, with cross reference to a printed list of files explaining the contents and purpose of each file and supplied in the sturdy plastic containers.

(6)	The Subcontractor shall submit a schedule of proportion of the Sub-Contract Price at the commencement of the Contract for the following submissions:

(i)	bonds;

(ii)	warranties;

(iii)	design, calculations and shop drawings;

(iv)	material testing records / mill certificates;

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(v)	work testing records;

(vi)	survey records and as-built drawings.

(7)	The list of submissions in sub-clause (6) is not exhaustive and the Subcontractor shall comply with all requirements of submissions under the Contract.

(8)	The Subcontractor shall submit copies of the following documents no later than 7 days from the date when payment is due for the Site workers:

(i)	signed acknowledgement receipt of wage payment from the subject Site Workers;

(ii)	the cheque; and

(iii)	the certified true copy of the bank statement showing the cash withdrawal.

(9)	The Subcontractor shall prepare and submit the documents required under sub-clause (8) and clause SCS 29(2)(f) on monthly basis.

3.	MATERIALS PROVISION, HANDLING AND STORAGE

The Subcontractor shall provide all temporary and permanent materials, plant, tools and equipment required for the execution of the Work under the Contract.

Unless otherwise stated in the Contract, all materials shall be provided by the Subcontractor at its own cost which is deemed to be included in the rates for execution of the Work under the Contract. In the event that [*****] is required to purchase materials at the request of or on behalf of the Subcontractor, an administration charge of 15% is to be levied against the Subcontractor. The costs and administration charge shall be recovered from any monies due to the Subcontractor. In the event that no further payment is due to the Subcontractor, an invoice shall be issued to the Subcontractor and full payment by the Subcontractor shall be made to [*****] within thirty (30) days from the date of the invoice. The Subcontractor acknowledges that materials purchased at the request of the Subcontractor by [*****] shall be received, stored and protected by the Subcontractor on delivery to Site and, for the avoidance of doubt, [*****] shall not be responsible whatsoever for the fitness for the purposes, delivery rate, date, method, quantity, receipt or handling of the goods.

The Subcontractor shall be responsible to collect and receive the materials provided by or purchased through [*****] at area of works on site and is obliged to store, protect, load and unload, hoist, multi-handle and secure such materials in all circumstances including the internal transportation and its delivery for the Work under the Contract. Any damage to or improper use of the said materials shall be wholly the responsibility of the Subcontractor.

4.	COMMENCEMENT AND COMPLETION

(1)	Within 7 days of receipt of [*****]’s written instructions to do so or as otherwise agreed, the Subcontractor shall commence the execution of the Work under the Contract and shall proceed with the execution of the Work under the Contract with due diligence, expedition and without delay.

(2)	The Subcontractor shall complete the Work under the Contract within the Period or Periods for Completion specified in Annexure B and in accordance with the [*****]’s programme for completion of the Work under the Main Contract and any amendment which may be made by the [*****] during the course of the Work under the Main Contract.

(3)	If at any time it should appear to [*****] that the actual progress of the Work under the Contract or any section of the same is too slow to ensure completion within the Period for Completion specified in the Annexure B or otherwise in accordance with this Contract, [*****] may:

(a)	so inform the Subcontractor in writing and direct the Subcontractor to immediately take such steps as are necessary to expedite the completion of the Work under the Contract or any section of the same (including working overtime, increasing labour, supervision or materials and providing additional Constructional Plant). The Subcontractor shall inform [*****] of such proposed steps which shall be incorporated into a programme to demonstrate completion of the Work under the Contract within the Period for Completion or otherwise in accordance with this Sub-Contract. Any direction given under this clause shall not constitute a variation and shall not entitle the Subcontractor to an extension of time or any additional payment; or

(b)	on giving written notice to the Subcontractor, employ at the cost and expense of the Subcontractor, such additional labour, plant and materials as [*****] thinks necessary and such any additional costs incurred by [*****] in doing so shall be recoverable from the Subcontractor.

5.	PROJECT UNIFORM

The Subcontractor shall ensure its workers/ supervising staff and those from Secondary Subcontractors wear project uniform at all times when they are working on Site throughout the Contract period. The uniform shall be provided by [*****] at the cost of the Subcontractor.

6.	OFF-SITE JOINT INSPECTION / VISIT OUTSIDE HONG KONG

The Subcontractor shall be deemed to have allowed in the Sub-Contract Price for all expenses in providing transportation, meal and reasonable accommodation in connection with carrying out of the following work by the Architect and his authorised delegates before the works are ready for shipment and being delivered to the Site:

(i)	Joint inspection / visit and assessment of the works at the overseas suppliers’ or sub-contractors’ factories as requested by [*****],

(ii)	Verification of off-site pre-fabrication works as required under the Contract.

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7.	PREPARATION FOR TESTINGS

(1)	The Subcontractor shall prepare for specimens and carry out preparation works for all testings (FAT, SAT and System Test) required under the Subcontract.

(2)	The Subcontractor shall provide attendance for testing, including but not limited to provision of access, tools, material handling and test reports.

8.	QUALITY OF MATERIALS, WORKMANSHIP AND TESTS

(1)	Should any of the equipment or portion of works tested fail the test [*****] may order the Subcontractor to repeat the test procedure up to obtaining a successful test result.

(2)	The Subcontractor shall deemed to include all cost for the test irrespective of the number of tests ordered in accordance with sub-clause (1) of this clause.

(3)	Any additional expenditure properly incurred by [*****] and the Employer in relation to the testing shall be recovered by [*****] from any payment made to the Subcontractor.

(4)	In the event that the progress of the Work under the Contract has been delayed due to the failed tests, the Subcontractor shall not be entitled to an extension of time and reimbursement of additional cost, if any, associated with such delay.

9.	PAYMENTS

(1)	Submission of Interim Payment Application

The Subcontractor shall submit to [*****] an interim payment application, which is a written statement of the value of all work properly done under this Contract and, if allowable under the Main Contract, the value of all materials delivered to the Site for incorporation in the Work under the Contract within the time specified in Annexure B. The statement shall be in such form and contain such details as [*****] may reasonably require and the value of work done shall be calculated in accordance with the rates and prices, if any, specified in this Contract or if there are no such rates and prices, then by reference to the Sub-contract Price.

(2)	Application for Payment under the Main Contract

[*****] shall make applications for payment under and in accordance with the Main Contract and, subject to the Subcontractor having submitted and complied with subclause (1), shall include in such applications claims for the value of work done and, if allowable under the Main Contract, for the value of materials delivered to the Site by the Subcontractor. [*****] shall use its reasonable endeavours to obtain prompt payment of all sums due to it in respect of the Work under the Main Contract.

(3)	Issuance of Interim Payment Certificate

After [*****] receives from the Employer any certificate that includes a sum in respect of the Work under the Main Contract, [*****] shall, within the time specified in Annexure B, issue an interim payment certificate to the Subcontractor in respect of work done or materials provided by the Subcontractor and allowed for in such certificate under the Main Contract. This sum shall be calculated in accordance with the rates and prices specified in this Contract or by reference to the Sub-contract Price, subject to deductions for previous payments made by [*****] to the Subcontractor and retention at the rate specified in Annexure B until the retention limit specified in Annexure B is reached.

(4)	Submission of Payment Invoice

Following receipt of the interim payment certificate, the Subcontractor shall submit to [*****] a payment invoice for the amount stated in the interim payment certificate.

(5)	Payment by [*****]

[*****] shall pay the Subcontractor the amount stated in the payment invoice within the time specified under payment terms in Annexure B.

(6)	For the release of retention monies:

(a)	within 14 days of [*****]’s receipt of any payment under the Main Contract in respect of the release of the first half of the retention monies for the Work under the Main Contract or where under the Main Contract the Work under the Main Contract are to be completed by sections, then for the last of such sections in which the Work under the Contract are comprised, [*****] shall pay to the Subcontractor the first half of the retention monies held under this Subcontract; and

(b)	within 14 days of [*****]’s receipt of any payment under the Main Contract which is by way of release of the second half of the retention monies for the Work under the Main Contract and provided that the Subcontractor has submitted and agreed its final account with [*****], [*****] shall pay the Subcontractor the second half of the retention monies under this Contract.

(7)	If, in the opinion of [*****], subclause (6) shall result in undue delay in payment to the Subcontractor of the retention monies held under this Contract, [*****] may, in its absolute and unfettered discretion, by notice in writing to the Subcontractor advance the time for payment of the retention monies to such date as [*****] shall determine.

(8)	After the Subcontractor has finally performed its obligations, or within 14 days after [*****] has recovered full payment under the Main Contract in respect of the Work under the Contract, whichever is the later, and provided that the Subcontractor has submitted and agreed its final account with [*****] in accordance with this subclause (8), [*****] shall pay to the Subcontractor the Contract Price together with any other sums that may have become due to the Subcontractor under this Contract, less such sums as have already been received by the Subcontractor on account of the Sub-contract Price or such other sums. Provided always that if [*****] shall have been required by the Main Contract to give to the Employer or to procure the Subcontractor to give to the Employer any undertaking or warranty as to the completion or maintenance of the Work under the Contract, the Subcontractor shall not be entitled to payment under this Subcontract until the Subcontractor has given a like undertaking to [*****], or has given the required undertaking to the Employer, as the case may be.

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(9)	Failure by [*****] to pay on the due date any sum owing to the Subcontractor under this clause shall not constitute a default by [*****] which could lead to the termination of this Subcontract.

(10)	[*****] shall not be liable to the Subcontractor for any matter or thing arising out of or in connection with this Subcontract or the execution of the Work under the Contract unless the Subcontractor has made a written claim in respect of such matter or thing to [*****] before the Engineer or Architect (or equivalent) issues the maintenance certificate or defects liability certificate (or equivalent) in respect of the Work under the Main Contractor, where under the Main Contract the Work under the Main Contract are to be completed by sections, the maintenance certificate or defects liability certificate (or equivalent) in respect of the last of such sections in which the Work under the Contract are comprised. To avoid any doubt, it is a condition precedent that the Subcontractor has made any and all claims before the Engineer or Architect (or equivalent) issues the maintenance certificate or defects liability certificate (or equivalent) in respect of the Work under the Main Contract.

(11)	It is expressly agreed that in consequence of [*****] being dependent for payment in respect of the Work under the Contract on successful recovery of such payment under the Main Contract, in no circumstances shall [*****] be liable to pay any amounts due to the Subcontractor under this Subcontractor for breach of this Subcontract without [*****] having first received actual payment from the Employer under the Main Contract of such amounts.

10.	AMOUNT OWING TO [*****]

(1)	All payments made and all damages costs and charges suffered or incurred by [*****] by virtue of any breach of Contract on the part of the Subcontractor and all payments owing to [*****] by virtue of the Subcontractor’s liability to indemnify [*****] in accordance with this Contract shall be paid by the Subcontractor to [*****] on demand or may at [*****]’s sole discretion be deducted by [*****] from any monies due or which may become due to the Subcontractor.

(2)	[*****] shall be entitled to deduct from or set off against any money due from it to the Subcontractor any sums which the Subcontractor shall be liable to pay [*****] under this Contract together with any sums which [*****] is required by law to deduct for the purposes of collection of taxes or otherwise.

11.	EQUIPMENT SCHEDULE

(1)	Within 21 days, the Subcontractor shall submit to [*****], who shall submit the same for the approval of the Architect, a complete list showing all items of equipment indicated in the Tender Equipment Schedule of the Main Contract to be offered by the Subcontractor for the work to be carried out under the Contract. All items of equipment in this list shall be selected from any one of the items not found to be unacceptable by the Employer pursuant to clause SCT14 of the Special Conditions of Tender. New proposal shall be made if the proposals offered for the items in the Tender Equipment Schedule submitted with the Tender are all found to be unacceptable by the Employer pursuant to clause SCT14 of the Special Conditions of Tender. The Architect shall give his approval provided always that the items proposed are fully in compliance with the Specification and the Drawings and the other requirements of the Main Contract and that such approval shall not impose any additional contractual and/or financial liabilities whatsoever on the Employer.

(2)	The list so approved by the Architect in accordance with sub-clause (2) hereof shall become the Agreed Equipment Schedule and shall not be amended by the Subcontractor or [*****] without the prior approval of the Architect.

(3)	In accordance with [*****]’s programme, the Subcontractor shall submit to [*****], who shall submit the same for the approval of the Architect, proposals for the equipment and materials as required in the equipment schedules included in the particular specifications for the Specialist Subcontract works. Such submission shall be made in writing covering the manufacturer, brand name, model number and detailed information for the equipment and materials. The proposed equipment and materials shall not be delivered to site without the prior approval of the Architect.

(4)	If the Subcontractor for reasons outside its control, wishes to amend the Agreed Equipment Schedule or to propose substituting an item with one of the other items not found to be unacceptable by the Architect pursuant to clause SCT14 of the Special Conditions of Tender, then it shall inform [*****] and provide the Architect with a detailed explanation justifying the proposed changes. Provided that the proposed items fully comply with the Specification and the Drawings and other requirements of the Main Contract and that no additional cost whatsoever is imposed on the Employer by reason of such change and that no delay to the progress of the Work under the Main Contract or any Section of the Main Contract shall be caused then the Architect shall not unreasonably withhold his approval of the change.

(5)	Notwithstanding that submissions were made by the Subcontractor under this clause, the Subcontractor shall not in any way be relieved of its obligations and responsibilities under the Subcontract.

(6)	Approval or order by the Architect under this clause shall not in any way relieve the Subcontractor of its obligations and responsibilities under the Subcontract.

12.	NEW COLOUR CABLE CODE

The Subcontractor shall adopt measures in conformity with those adopted by [*****] for the purpose of complying with requirements of new cable colour code as detailed in the preliminaries of the Main Contract.

13.	PAYMENT OF WAGES OF SITE WORKERS

(1)	In the event of default being made in the payment of any money in respect of wages of any person employed by the Subcontractor in and for carrying out this Contract and if a claim therefore is filed in the office of the Labour Department and proof thereof (including, where the claim is disputed by the Subcontractor or it is found necessary by the Commissioner for Labour, proof of final determination of the claim by an award or order of the Labour Tribunal or as the case may be the Minor Employment Claims Adjudication Board or a judgment of the District Court or, where the matter is subsequently further disputed by way of appeal, by a judgment of the Court of First Instance or the Court of Appeal) is furnished to the satisfaction of the Commissioner for Labour, [*****] may, failing payment of the said money by the Subcontractor, make payment of such claim on behalf of the Subcontractor to that person and any sums so paid shall be recoverable by [*****] from the Subcontractor.

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14.	SITE ACCESS

(1)	Each employees of the Subcontractor (including those of lower-tier subcontractors) shall be registered through [*****]’s electronic access control system for every in and out from the site.

(2)	All employees of the Subcontractor shall be required to swipe and/or register their Construction Workers Registration Card using the [*****]”s electronic access control system (or such access control system(s) and/or procedures that [*****] may choose to introduce from time to time) for each and every in and out from the Site.

(3)	No employee of the Subcontractor shall be permitted to enter into the site without a valid Construction Workers Registration Card.

(4)	The Subcontractor shall be responsible for ensuring that employees’ of its subcontractors (including those of lower-tier subcontractors) fully understand, and comply with [*****]’s “Site Access Pass” system(s) and procedures.

15.	INSPECTION OF SITE

(1)	The Subcontractor shall be deemed to have inspected and examined the Site and its surroundings and to have satisfied itself, before entering into this Subcontract, as regards existing roads or other means of communication with and access to the Site, the nature of the ground and the sub-soil, the form and nature of the Site, all relevant physical conditions on and below the surface of the Site and the climatic conditions at or near the Site, the risk of injury or damage to property adjacent to the Site or to the occupiers of such property, the nature of material (whether natural of otherwise) to be excavated, the nature of the work and materials necessary for the completion of the Work under the Contract, the availability of labour and the accommodation the Subcontractor may require and generally to have obtained for itself all necessary information as to risks, contingencies and all other matters which could influence or affect the execution of the Work under the Contract.

(2)	The Subcontractor shall have no entitlement to claim for additional payment, or any extension of time, on the grounds of any misunderstanding in respect of the matters referred to in this clause or otherwise or on the grounds of any allegation or fact that incorrect or insufficient information was given to the Subcontractor by any person whether in the employment of [*****] or not or that the Subcontractor failed to obtain correct and sufficient information, nor shall the Subcontractor be relieved from any obligation imposed on or undertaken by it under this Contract on any such grounds or on the ground that it did not or could not foresee any matter which may in fact affect or have affected the performance of the Subcontractor’s obligations under this Contract.

16.	DESIGN AND CONTROL OF TEMPORARY WORKS PROCEDURE

(1)	The Subcontractor shall comply with the Design and Control of Temporary Works Procedure for design of all temporary works.

17.	PROTECTION OF ADJACENT WORK, PROPERTIES AND OTHER SERVICES

(1)	The Subcontractor shall execute the Subcontract Works such that no damage is caused to adjacent buildings, structures, footpaths public property and property of the Utility Companies and the like. The cost of any rectification of any damage caused as a result of the Subcontractor’s negligence shall be charged to the Subcontractor

(2)	The Subcontractor shall be responsible for the protection of adjacent and or adjoining works, finishes and other trade services whilst executing works under this Subcontract. The cost of any rectification of any damage caused as a result of the Subcontractor’s negligence shall be charged to the Subcontractor

18.	PAYMENT TERMS

(1)	The Payment Schedule shall be as follows and shall be complied in accordance with Annexure B —Contract Details:

10% Upon submission and approval of Shop Drawings and Material Submissions (ISD, Method Statement, Equipment & Materials, Mock-Up)

85% Progress Payment

5% Upon completion of T&C and Hand-over.

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ANNEXURE B - CONTRACT DETAILS

Unless stated otherwise, clause numbers in this Annexure B refer to the Contract Conditions.

Project: (SCS 1.1)	Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital
Employer: (SCS 1.1)	[*****]
Contractor: (SCS 1.1)	[*****]
Subcontractor: (SCS 1.1)	Shine Union Limited
Subcontract No.:	H27950/SC/834
Subcontract Sum: (Annexure H)	HKD $77,739,848.00
Work Scope Summary	Provision of all necessary labour, supervision, plant, equipment, materials for the supply, delivery, installation, testing, commissioning and maintenance of Integrated Security Management System
Basic coverage of the Sub-Contract Price (Clause 2.1(2) of Contract Instrument)

The Sub-Contract is on a fixed price lump sum basis and shall not be subject to any adjustment for fluctuations. Those items in the bill of quantities/schedule of rates that are subject to remeasurement are stated as being measured “provisional”.

The Sub-Contract Price shall include for the cost of all design development, preliminaries cost, labour, material, plant and equipment, samples, quality plan, safety and environmental plan, method statement, testing, commissioning and 12 months free maintenance period, duties, royalties, insurance, godown, or other storage costs, delivery cost, supervision, overheads & profit and all costs necessary for the carrying out of all the Works and the timely and satisfactory completion of the entire Works.

The Subcontractor shall have allowed in the Sub-Contract Price all costs related to or arising from carrying out the Works in stages and/or in different construction sequences.

Anticipated Date for Commencement on Site:	Upon written instruction from the Contractor
Target Date of Substantial Completion: (SCS 1.1)	December 04 2027 in line with the Main Contract completion (including completion of testing, commissioning and hand-over)
Defects Liability Period: (GCS 13.2)	12 months commencing on the Date of Substantial Completion and ending on the expiry of the Maintenance Period under the Main Contract
Liquidated Damages: (SCS 31.3)	0.1% of the Subcontract Sum per day, capped at 10% of the Subcontract Sum.
Warranty (SCS 9.2)	The Subcontractor to provide the completed forms included in Annexure F
Specified Date for Submission of Written Statement of Sums claimed: (Third Schedule of GCS)	See Interim Payment Application Date below.
Bond and Retention Monies: (Third Schedule of GCS)	Bank Guarantee/Bond in the Amount of 10% of Sub-Contract Price AND Retention Monies in the amount of 10% of each progress payment amount until 5% of the Sub-Contract Sum is retained
Notices:	Contractor’s Address:	[*****], Hong Kong
	Contractor’s Facsimile:	[*****]

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	Attention:	[*****]
	Subcontractor’s Address:	7th Floor, The Rays, No. 71 Hung To Road, Kwun Tong, Kowloon, Hong Kong
	Subcontractor’s Facsimile:	(+852) 2191 7060
	Attention:	[*****]
Project Management Plans: (SCS 8)	As may be provided by the Contractor from time to time
Secondary Subcontractors:	Name	Applicable Work
	The Subcontractor shall follow and fulfill the requirements of the Contract	The Subcontractor shall follow and fulfill the requirements of the Contract
Works Insurance Amount: (SCS 12)	To be provided by [*****]. The Subcontractor shall bear the cost of excesses (or that part of it as determined by the [*****]) and any uninsured losses.)
Public Liability Insurance Amount: (SCS 12)	To be provided by [*****]. The Subcontractor shall bear the cost of excesses (or that part of it as determined by the [*****]) and any uninsured losses)
Plant Insurance Amount: (SCS 12)	HK$50,000,000 To be provided by the Subcontractor
Professional Indemnity Insurance Amount: (SCS 12)	HK$50,000,000
Subcontractor’s Representative:	[*****]
Working Hours and Working Days: (SCS 15)	Monday to Friday:	07:00 to 19:00
	Saturdays:	07:00 to 19:00
	Sundays:	As required to complete the works and instructed by [*****]
Percentage: (SCS 23)	Wages and Allowances for Leave Loading and Other On-Costs	Not Applicable
	Off-Site Overheads and Profit	Not Applicable
Interim Payment Application Date:	18th Day of each month (for work done covering the 1st day up to the last day of the current month)
Interim Payment Certification Date:	Within 07 days from the date of the issuance of Interim Payment Certificate of the Main Contract
Payment Terms (Release of Payment):	30 days from the date of receipt of the original Payment Invoice by the Contractor
Maintenance Services: (GCS 13.2)	One (1) Year (refer to Annexure J of the Subcontractor’s Schedule of Maintenance Works
Maintenance Period: (GCS 13.2)	From the date of issuance of Substantial Completion Certificate of the Work or Phase

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Project Uniform

The Subcontractor will be required to ensure its workers and staff (including self-employed workers) and those from its lower-tier subcontractors wear project uniform at all times when they are working on Site throughout the Subcontract period. The Subcontractor will ensure its workers/supervising staff and those from its lower-tier subcontractors maintain the project uniform in adequate condition. The Subcontractor will be responsible for any costs due to loss of its uniforms.

For all uniform supplied by the Contractor, the Subcontractor agrees to pay the Contractor as per the rates in the following table. The Subcontractor is deemed to have accounted for such costs within the Subcontract Sum.

ITEM	DESCRIPTION	AMOUNT OF ADMINISTRATIVE CHARGE (HKD)
1	Uniform for Subcontractor
	Size: S	70.00 (each)
	Size: M	70.00 (each)
	Size: L	70.00 (each)
	Size: XL	70.00 (each)
	Size: XXL	70.00 (each)
	Size: XXXL	70.00 (each)
	Size: XXXXL	70.00 (each)
2	Trousers
	Size: S	90.00 (each)
	Size: M	90.00 (each)
	Size: L	90.00 (each)
	Size: XL	90.00 (each)
	Size: XXL	90.00 (each)
	Size: XXXL	90.00 (each)
	Size: XXXXL	90.00 (each)
3	Raincoat with Trousers [all size]	120.00 (set)
4	Arm Wrisflet Sleeve	60.00 (pair)
5	Sun Shelter	500.00 (each)
6	Jacket [all size]	250.00 (each)
7	Safety Boots	300.00 (pair)
8	Safety Rainboots	200.00 (pair)
9	Safety Helmet	100.00 (each)
10	Gloves (General Purpose)	10.00 (pair)
11	Gloves (Cut Resistance)	40.00 (pair)

Contractor’s Advanced Safety Induction Training Programme

All employees of the Subcontractor working on the Site (including all of the Subcontractor’s employees and employees of its Secondary Subcontractors) will be required to attend the Advanced Safety Induction Training Programme to be held in the Contractor’s Knowledge and Skills Training Facility or at dedicated approved site facilities prior to being permitted to commence the Subcontract Works. A training attendance card will be issued to confirm such attendance.

The Subcontractor agrees to pay the Contractor HK$400 per attendee. The relevant charge for this induction training is deemed to have been included by the Subcontractor within the Subcontract Sum.

Contractor’s Appreciation Training Course

All employees of the Subcontractor involved with working with a crane and/or scaffolding on the Site (including all of the Subcontractor’s employees and employees of its Secondary Subcontractors) will be required to attend the Contractor’s Appreciation Training Course prior to commencing any of the associated works.

The Subcontractor agrees to pay the Contractor HK$400 per attendee. The relevant charge for this induction training is deemed to have been included by the Subcontractor within the Subcontract Sum.

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ANNEXURE C - WORK SCOPE AND SERVICES AND FACILITIES

(See clauses 1.1)

1.	WORK SCOPE

1.1 General

(1)	The nature and extent of the Subcontract is further detailed below and defined on the Drawings and Particular Specification of the Subcontract.

(2)	The Subcontractor is required to have visited the Site during the Tender period and is deemed to have ascertained the full nature, extent and constraints imposed on the works that comprise the Subcontract Works and is deemed to have included for all means of overcoming such difficulties within the Subcontract Sum.

(3)	The Work Scope for this Subcontract primarily comprises the supply, transportation and delivery of all materials, installation, testing, commissioning and maintenance, provision of drawings/manuals, liaison with local statutory authorities for obtaining stamps, permits or the like and rectification of defects during the defects liability period of the Integrated Security Management System installation in accordance with the respective Employer’s requirements, drawings, specifications and all parts of the Subcontract to the satisfaction of the Employer and the Contractor.

1.2 Specific Requirements

(1)	Without limiting the general description of the Work Scope in clause 1.1 of this Annexure C, the following specific requirements form part of the Work Scope:

a.	Refer to Building Services Installation BS-PS-03 Particular Specification for Electrical Installation, Section 15 for IP Based Security Alarm System, Section 16 for IP Based Access Control System and Section 17 for IP Based Closed Circuit Television (IP CCTV) Surveillance System of Integrated Security Management System Installation including but not limited to Scope and General Requirement, Description Works, Particular Requirements on Submittals, System Performance Requirements, Products, Coordination with Other Services installations, etc.

b.	Prepare documents for all approvals, certificates, permits and licenses associated with the Subcontract Works as required by the Contractor, attend meetings and prepare reports in a timely manner such that completion of the Subcontract Works can be achieved to meet the project programme.

c.	Provide input to the design development to generate shop drawings from consultant’s design intent documentation. Note that in the event of any conflict between technical requirements detailed in the Subcontract Documentation, the Subcontractor shall meet the most onerous requirement and or seek clarification from the Contractor.

d.	Prepare and submit all shop drawings in 3D Model necessary to detail the Subcontract Works and associated builder’s works including the definition of interfaces and integration with other subcontractors to the satisfaction of the Contractor.

e.	Provide detailed shop drawings in a timely manner indicating the requirement for holes, chases, openings, plinths, vents, recesses and etc. for Contractor approval before the commencement of the work in the area concerned. The Subcontractor shall supervise to make sure such works are carried out to his requirement.

f.	Provide calculations when required to demonstrate the integrity of design input of the works to the entire satisfaction of the Contractor.

g.	Check and coordinate with the builder’s contractor for cement packing, concrete filling and/or grouting in voids behind architraves, transom panels, door frames, door sills, hall lanterns, call buttons, floor indicators, floor plates, landing plates, balustrades, etc. It is the Subcontractors responsibility to repair, replace and reinstate the defective items should there be any damages due under his Subcontract Works execution.

h.	Provide all necessary temporary lighting, mechanical handling equipment, plant and tools during the execution of the Integrated Security Management System installation.

i.	Maintain the painting of plant and equipment provided under this Subcontract including, but not limited to control panels, equipment and provide painting to brackets, supports, etc., all as specified in the Technical Specification.

j.	Supply and fix permanent and temporary graphics and signs for Integrated Security Management System installation in compliance with local codes and regulation to the satisfaction of the Contractor.

k.	Obtain all necessary permits, certificates and licenses from local authorities for occupation and operation of the equipment in a timely manner such that completion can be achieved to meet the Schedule of Works. The Subcontractor shall appoint a local registered Engineer to undertake the related document submission to the local authorities as appropriate.

l.	Provide and maintain all management plans, schedules, etc., as required by the Contractor.

m.	Provide work method statement (WMSs) two (2) weeks before commencing works on site. The Contractor must approve all WMSs prior to works commencing.

n.	Establish and maintain safety, environmental protection and quality system to the satisfaction of the Contractor and participate in all project training and communication forums.

o.	Perform Factory Acceptance Tests (FAT), including witness tests, as required by the Contractor. All travel and accommodation costs for the Contractor representatives shall be to the Contractor’s account.

p.	Package and deliver all equipment and materials to site, off-load, position and store in accordance with manufacture’s recommendations. It should be noted that on-site storage area is limited and the Subcontractor should allow for off-site storage as required to ensure continuity of supply to the Works.

q.	Preserve and protect all equipment and materials on-site in accordance with manufacturer’s recommendations and as required by the Contractor.

r.	The Subcontractor shall store his own material, equipment, tools and consumables, etc. in a designated area which shall be properly erected, fenced, covered, protected, relocated to suit the site progress, dismantled after completion of works, etc. at the Subcontractor’s expense.

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 67

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s.	Clean, paint, label, preserve and protect all equipment provided under this Subcontract to the satisfaction of the Contractor.

t.	Inspect, test, commission and perform Site Acceptance Tests, site workmanship, site welding test and perform integrated testing to confirm the operation and integrity of the Subcontract Works and integration with other systems to the satisfaction of the Statutory Authorities and Contractor.

u.	Review, coordinate and confirm all interfacing connections and terminations by other contractors, as appropriate to the Subcontract Works.

v.	Interfacing works with other subcontractors including but not limited to BWIC, Electrical, CABD, PA, ELV, ACMV, CCMS, Plumbing & Drainage, Fire Services and other trade services.

w.	Provide tools and comprehensive spare parts for testing & commissioning and setting to work of all equipment provided within the Subcontract Documentation.

x.	Provide training for operation and maintenance personnel. Training to include a review of the system, operating procedures, maintenance requirements, emergency procedures, access details comprehensive explanation of the Operation & Maintenance Manuals and as-built drawings.

y.	Provide Operation and Maintenance manuals in accordance with the Subcontract Documents and to the satisfaction of the Contractor. Operation and Maintenance manuals shall be progressively provided within one (1) month of system tested / witnessed.

z.	Provide as-built drawings in accordance with the Subcontract Documents and to the satisfaction of the Contractor. As-built drawings shall comply with the BIM 3D model (LOD 500) and shall be progressively provided within one (1) month of system inspected / installed.

aa.	Provide one (1) electronic copy and at least three (3) print copies of the as-built drawings to the satisfaction of the Contractor.

(2)	Further to 1.2 (1) above, the following are also general requirements which form part of the Work Scope:

(a)	Supply of professional administrative and supervisory personnel, manpower, tools, equipment, and materials necessary for the Work Scope; including review and approval of coordinated and detailed shop drawings, material sample, sample board, procurement and delivery of elements to Site, including all accessories and components of the various Secondary Subcontractor’s supplied systems required for the Subcontract Works.

(b)	Where required within the Drawings, Specifications and standards or, as requested by the Contractor and/or the Employer, the Subcontractor shall provide sample of all materials and plant intended to be used within the Work Scope for approval before commencing fabrication or delivery (as the case may be). Any and all necessary testing/material certificates and/or product brochures detailing the proposed/intended product/material to be used within the Work Scope shall also be provided.

(c)	The Subcontract Works shall comply with local Laws, regulations, and internationally recognized codes and standards, as well as the latest codes for accessibility, health, safety, and environmental requirements of local Authorities. The Subcontractor shall perform all relevant construction and operational tests required by the governing Authorities in relation to its Subcontract Works and installations and submit a copy of the final approved inspection certificate to the Contractor before the issuance of the acceptance certificate. All costs for testing are deemed to be included in the Subcontract Sum.

(d)	The Subcontractor shall propose to the Contractor the frequency of his periodic removal of debris from the Site in the course of the Subcontract Works. The Subcontractor shall adhere strictly to the agreed program of debris removal and the Contractor reserve the right to instruct the Subcontractor to increase his frequency of debris removal at no extra cost to the contract.

(e)	Upon completion of the Subcontract Works, all unnecessary plant, materials, rubbish and debris shall be removed from the Site within a reasonable time agreed with the Contractor. Reasonable time is deemed to be the minimum time which the Subcontractor can justify to demobilize his plant and arrange the transportation of plant and waste materials off-site, provided always that ensuing construction operations are not hampered as a result of this arrangement.

(3)	Further to the above, the Subcontractor acknowledges that:

(a)	The Subcontractor and its personnel shall complete all necessary project specific inductions as required by the Contractor and at their own cost (refer Annexure B). These include but are not limited to:

(i)	all persons working on the project to have successfully completed the Contractor’s Advance Safety Induction Training (ASIT) prior to commencing works on Site.

(ii)	all persons involved with working with a crane and/or scaffolding shall complete the relevant Contractor’s Appreciation Training Course prior to commencing any of the associated works.

(iii)	all persons operating crane, scissor lifts and/or knuckle booms on the project to have received the necessary training and certificate of competency from the supplier.

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 68

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1.3 Technical Documents

(1)	The technical documents identified below are relevant to the Work Scope and are deemed to be incorporated into and to form part of this Annexure C and the Subcontractor is deemed to have received a copy of them:

Drawings

Drawing Number	Drawing Title	Rev
[*****]WSP/MEP/GEN-A/EU0001	Electrical Installation - Legends, Abbreviations and General Notes (Sheet 1 & 3)	01
[*****]WSP/MEP/GEN-NEL/0002	Electrical Installation - Legends, Abbreviations and General Notes (Sheet 2 & 3)	01
[*****]NVSP/MEP/GEN-A/ELV/1001	New Acute Block - External Works - ELV Layout Plan	0
[*****]/VVSP/MEP/GEN-A/ELV/2001	New Acute Block - External Diversion Works - ELV Layout Plan	0
[*****]/WSP/MEP/NAB/EU3001-1	New Acute Block - Trunking Layout Plan - Basement (Sheet 1 of 26)	00
[*****]/WSP/MEP/NAB/EU3001-2	New Acute Block - Trunking Layout Plan - Basement (Sheet 2 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-3	New Acute Block - Trunking Layout Plan - Basement (Sheet 3 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-4	New Acute Block - Trunking Layout Plan - Basement (Sheet 4 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-5	New Acute Block - Trunking Layout Plan - Basement (Sheet 5 of 26)	01
[*****]/WSP/MEP/NAB/EL/3001-6	New Acute Block - Trunking Layout Plan - Basement (Sheet 6 of 26)	00
[*****]/WSP/MEP/NAB/EL/3001-7	New Acute Block - Trunkinq Layout Plan - Basement (Sheet 7 of 26)	01
[*****]/WSP/MEP/NAB/EL/3001-8	New Acute Block - Trunking Layout Plan - Basement (Sheet 8 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-9	New Acute Block - Trunking Layout Plan - Basement (Sheet 9 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-10	New Acute Block - Trunking Layout Plan - Basement (Sheet 10 of 26)	01
[*****]/WSP/MEP/NAB/EL/3001-11	New Acute Block - Trunking Layout Plan - Basement (Sheet 11 of 26)	00
[*****]/WSP/MEP/NAB/EU3001-12	New Acute Block - Trunking Layout Plan - Basement (Sheet 12 of 26)	01
[*****]/VVSP/MEP/NAB/EU3001-13	New Acute Block - Trunking Layout Plan - Basement (Sheet 13 of 26)	01
[*****]NVSP/MEP/NAB/EU3001-14	New Acute Block - Trunking Layout Plan - Basement (Sheet 14 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-15	New Acute Block - Trunking Layout Plan - Basement (Sheet 15 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-16	New Acute Block - Trunking Layout Plan - Basement (Sheet 16 of 26)	00
[*****]/WSP/MEP/NAB/EL/3001-17	New Acute Block - Trunking Layout Plan - Basement (Sheet 17 of 26)	01
[*****]/WSP/MEP/NAB/EL/3001-18	New Acute Block - Trunking Layout Plan - Basement (Sheet 18 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-19	New Acute Block - Trunking Layout Plan - Basement (Sheet 19 of 26)	01
[*****]/WSP/MEP/NAB/EL/3001-20	New Acute Block - Trunking Layout Plan - Basement (Sheet 20 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-21	New Acute Block - Trunking Layout Plan - Basement (Sheet 21 of 26)	00
[*****]/WSP/MEP/NAB/EU3001-22	New Acute Block - Trunking Layout Plan - Basement (Sheet 22 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-23	New Acute Block - Trunking Layout Plan - Basement (Sheet 23 of 26)	01
[*****]/WSP/MEP/NAB/EU3001-24	New Acute Block - Trunking Layout Plan - Basement (Sheet 24 of 26)	01
[*****]/WSP/MEP/NAB/EL/3002-2	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 2 of 26)	01
[*****]/VVSP/MEP/NAB/EU3002-3	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 3 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-4	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 4 of 26)	01
[*****]/VVSP/MEP/NAB/EL/3002-5	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 5 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-6	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 6 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-7	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 7 of 26)	01
[*****]/VVSP/MEP/NAB/EU3002-8	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 8 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-9	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 9 of 26)	01
[*****]NVSP/MEP/NAB/EU3002-10	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 10 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-12	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 12 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-13	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 13 of 26)	01
[*****]/WSP/MEP/NAB/EL/3002-14	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 14 of 26)	01
[*****]/VVSP/MEP/NAB/EU3002-15	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 15 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-17	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 17 of 26)	01
[*****]/WSP/MEP/NAB/EL/3002-18	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 18 of 26)	01
[*****]/WSP/MEP/NAB/EU3002-19	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 19 of 26)	01
[*****]/VVSP/MEP/NAB/EU3002-20	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 20 of 26)	01

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Drawing Number	Drawing Title	Rev
[*****]/WSP/MEP/NAB/EL/3002-21	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 21 of 26)	00
[*****]NVSP/MEP/NAB/EU3002-22	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 22 of 26)	00
[*****]/VVSP/MEP/NAB/EU3002-23	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 23 of 26)	00
[*****]/VVSP/MEP/NAB/EL/3002-24	New Acute Block - Trunking Layout Plan - Basement Mezzanine (Sheet 24 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-1	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 1 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-2	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 2 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-3	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 3 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-4	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 4 of 26)	01
[*****]/VVSP/MEP/NAB/EU3003-5	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 5 of 26)	01
[*****]NVS P/M EP/NAB/EL/3003-6	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 6 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-7	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 7 of 26)	01
[*****]/VVSP/MEP/NAB/EU3003-8	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 8 of 26)	01
[*****]/WSP/MEP/NAB/EL/3003-9	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 9 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-10	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 10 of 26)	01
[*****]/WSP/MEP/NAB/EL/3003-12	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 12 of 26)	01
[*****]/WSP/MEP/NAB/EL/3003-14	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 14 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-15	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 15 of 26)	01
[*****]/VVSP/MEP/NAB/EU3003-17	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 17 of 26)	01
[*****]/VVSP/MEP/NAB/EL/3003-18	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 18 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-19	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 19 of 26)	01
[*****]/WSP/MEP/NAB/EL/3003-20	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 20 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-21	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 21 of 26)	01
[*****]/VVSP/MEP/NAB/EU3003-22	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 22 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-23	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 23 of 26)	01
[*****]/WSP/MEP/NAB/EU3003-24	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 24 of 26)	01
[*****]/VVSP/MEP/NAB/EU3003-25	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 25 of 26)	01
[*****]/WSP/MEP/NAB/EL/3003-26	New Acute Block - Trunking Layout Plan - Lower Ground Floor (Sheet 26 of 26)	01
[*****]/WSP/MEP/NAB/EU6001	Electrical Installation - Details (Sheet 1 of 17)	A
[*****]NVSP/MEP/NAB/EU6002	Electrical Installation - Details (Sheet 2 of 17)	0
[*****]/WS P/M EP/NAB/EL/6003	Electrical Installation - Details (Sheet 3 of 17)	0
[*****]/WSP/MEP/NAB/EU6004	Electrical Installation - Details (Sheet 4 of 17)	0
[*****]/WSP/MEP/NAB/EU6005	Electrical Installation - Details (Sheet 5 of 17)	01
[*****]/WSP/MEP/NAB/EU6006	Electrical Installation - Details (Sheet 6 of 17)	0
[*****]/WSP/MEP/NAB/EU6007	Electrical Installation - Details (Sheet 7 of 17)	0
[*****]/WSP/MEP/NAB/EU6008	Electrical Installation - Details (Sheet 8 of 17)	0
[*****]/WSP/MEP/NAB/EU6009	Electrical Installation - Details (Sheet 9 of 17)	0
[*****]/WSP/MEP/NAB/EU6010	Electrical Installation - Details (Sheet 10 of 17)	01
[*****]/WSP/MEP/NAB/EL/6011	Electrical Installation - Details (Sheet 11 of 17)	0
[*****]/WSP/MEP/NAB/E L/6012	Electrical Installation - Details (Sheet 12 of 17)	0
[*****]NVSP/MEP/NAB/EU6013	Electrical Installation - Details (Sheet 13 of 17)	0
[*****]/WSP/MEP/NAB/EU6014	Electrical Installation - Details (Sheet 14 of 17)	0
[*****]/VVSP/MEP/NAB/EU6015	Electrical Installation - Details (Sheet 15 of 17)	0
[*****]/VVSP/MEP/NAB/EU6016	Electrical Installation - Details (Sheet 16 of 17)	01

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Drawing Number	Drawing Title	Rev
[*****]/WSP/MEP/NAB/EL/6017	Electrical Installation - Details (Sheet 17 of 17)	0
[*****]/WSP/MEP/NAB/ELV/1001	New Acute Block - Integrated Security Management System Diagram (Sheet 1 of 5)	01
[*****]/WSP/MEP/NAB/ELV/1002	New Acute Block - Integrated Security Management System Diagram (Sheet 2 of 5)	01
[*****]/WSP/MEP/NAB/ELV/1003	New Acute Block - Integrated Security Management System Diagram (Sheet 3 of 5)	01
[*****]/WSP/MEP/NAB/ELV/1004	New Acute Block - Integrated Security Management System Diagram (Sheet 4 of 5)	01
[*****]/WSP/MEP/NAB/ELV/1005	New Acute Block - Integrated Security Management System Diagram (Sheet 5 of 5)	01
[*****]/WSP/MEP/NAB/ELV/1006	New Acute Block - Public Address System Schematic Diagram (Sheet 1 of 2)	01
[*****]/WSP/MEP/NAB/ELV/1007	New Acute Block - Public Address System Schematic Diagram (Sheet 2 of 2)	01
[*****]/VVSP/MEP/NAB/ELV/1008	New Acute Block - Digital CABD System Schematic Diagram (Sheet 1 of 2)	01
[*****]NVSP/MEP/NAB/ELV/1009	New Acute Block - Digital CABD System Schematic Diagram (Sheet 2 of 2)	01
[*****]NVSP/MEP/NAB/ELV/1013	New Acute Block - Nurse Call and Staff Emergency Call System Schematic Diagram (Sheet 3 of 3)	01
[*****]/WSP/MEP/NAB/ELV/1014	New Acute Block - Temporary Refuge Space Intercom System Schematic Diagram	01
[*****]/WSP/MEP/NAB/ELV/1016	New Acute Block - Master Clock System Schematic Diagram (Sheet 1 of 2)	01
[*****]/WSP/MEP/NAB/ELV/1017	New Acute Block - Master Clock System Schematic Diagram (Sheet 2 of 2)	01
[*****]/WSP/MEP/NAB/ELV/2026-8	New Acute Block - ELV Layout Plan Top Roof (Sheet 8 of 17)	00
[*****]/WSP/MEP/NAB/ELV/3001	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 1 of 19)	01
[*****]/WSP/MEP/NAB/ELV/3002	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 2 of 19)	01
[*****]/WSP/MEP/NAB/ELV/3003	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 3 of 19)	01
[*****]/VVSP/MEP/NAB/ELV/3004	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 4 of 19)	01
[*****]/WSP/MEP/NAB/ELV/3005	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 5 of 19)	01
[*****]/WSP/MEP/NAB/ELV/3006	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 6 of 19)	01
[*****]/WSP/MEP/NAB/ELV/3007	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 7 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3008	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 8 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3009	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 9 of 19)	00
[*****]NVSP/MEP/NAB/ELV/3010	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 10 of 19)	00
[*****]/WSP/MENNAB/ELV/3011	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 11 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3012	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 12 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3013	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 13 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3014	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 14 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3015	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 15 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3016	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 16 of 19)	00
[*****]NVSP/MEP/NAB/ELV/3017	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 17 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3018	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 18 of 19)	00
[*****]/WSP/MEP/NAB/ELV/3019	New Acute Block - Nurse Call, Staff Emergency Call and Disable Call Button & Panel Schedule (Sheet 19 of 19)	01
[*****]/VVSP/MEP/NAB/ELV/3101	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 1 of 9)	01
[*****]/WSP/MEP/NAB/ELV/3102	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 2 of 9)	01
[*****]/WSP/MEP/NAB/ELV/3103	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 3 of 9)	01
[*****]/VVSP/MEP/NAB/ELV/3104	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 4 of 9)	01
[*****]NVSP/MEP/NAB/ELV/3105	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 5 of 9)	00
[*****]/WSP/MEP/NAB/ELV/3106	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 6 of 9)	00
[*****]/WSP/MEP/NAB/ELV/3107	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 7 of 9)	00
[*****]/WSP/MEP/NAB/ELV/3108	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 8 of 9)	00

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 71

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Drawing Number	Drawing Title	Rev
[*****]/WSP/MEP/NAB/ELV/3109	New Acute Block - Panic Alarm Button, & Panel Schedule (Sheet 9 of 9)	01
[*****]/WSP/MEP/NAB/ELV/3201	New Acute Block - HA-IT Wifi Schedule	0
[*****]/WSP/MEP/NAB/ELV/3202	New Acute Block - Public Wifi Schedule	0

Particular Specification
Reference No.	Title / Description	Rev
BS-PS-Section 15	IP Based Security Alarm System	—
BS-PS-Section 16	IP Based Access Control System	—
BS-PS-Section 17	IP Based Closed Circuit Television (IP CCTV) Surveillance System	—

Other Specific Documents
Reference No.	Title / Description	Rev
PS.G01	Particular Specification General (Binder PS Gen)
BS-PS-01	Particular Specification for General Requirements
BS-PS-Section 18	Watchman Tour System
BS-PS-Section 21	Automatic Carpark Control System
BS-PS-Section 23	IP Based Nurse Call System
BS-PS-Section 24	Bedhead Facilities
BS-PS-Section 25	Intercom System
BS-PS-Section 29	Ethernet Network System
BS-PS-03	Particular Spec’s for Elect’l Inst’l Appen. El to El 1 HA Guidelines
BS-PS-03	Particular Spec’s for Elect’l Inst’l Appendix H Door Schedule
Appendix A	Equipment Schedule ELV (to be completed & returned)

2.	SERVICES AND FACILITIES

A responsibility matrix of services or facilities to be provided by [*****] and/or the Subcontractor is attached hereto in Annexure I.

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 72

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ANNEXURE D - NOT USED

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 73

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ANNEXURE E - FORM OF RELEASE

(See clause 24)

RELEASE

THIS DEED POLL is made on the .................................... day of ..................................................................... 20 ........

BY:	Shine Union Limited, a company incorporated in Hong Kong with registered office address at 7th Floor, The Rays, No. 71 Hung To Road, Kwun Tong, Kowloon, Hong Kong (“Releaser”)

FOR THE BENEFIT OF:	[*****] of [*****]

Project:	Main Works Package 2 (Stage 1) — Main Works for New Acute Block for Expansion of [*****] Hospital
Concerning the following contract between [*****] and the Releaser dated ..................................................... (“Contract”)
Main Contract Works — Integrated Security Management System

In consideration of the Determination, the Releaser agrees:

1.	DEFINITIONS AND INTERPRETATION

1.1.1.1	In this deed poll:

1.1.1.1.1	“Claim” means any action, claim, demand or proceedings by the Releaser for an increase in the Contract Price, for payment of money (including debts, damages or by way of an indemnity) or for an extension of time or for any other remedy:

1.1.1.1.1.1	under, arising out of, or in any way in connection with, the Contract, including a breach of the Contract by [*****] or any direction of [*****]; or

1.1.1.1.1.2	arising out of, or in any way in connection with, the Contract Work, the Project or either party’s conduct before the Contract,

whether in contract, for tort (including negligence), in equity, for restitution, for strict liability, under statute or otherwise at law or on any other legal basis whatsoever;

1.1.1.1.2	“Contract Work” means all the work, services, activities, tasks and other things that the Releaser is required to perform under the Contract;

1.1.1.1.3	“Contract Price” means the amount payable to the Releaser under the Contract;

1.1.1.1.4	“Determination” means the determination by [*****] set out in the Schedule to this deed poll;

1.1.1.1.5	“Excepted Matter means:

1.1.1.1.5.1	any Excepted Matter identified in the Schedule to this deed poll;

1.1.1.1.5.2	any Claim by the Releaser arising out of, or in any way in connection with, a breach of the Contract by [*****] occurring after the date of the Release, or a Variation directed by [*****] after the date of the Release; and

1.1.1.1.5.3	any action, claim, demand or proceedings by the Releaser against [*****] for an indemnity or a contribution in respect of any action, claim, demand or proceedings by a third party against the Releaser:

1.1.1.1.5.3.1	for personal injury, death or damage to physical property, or for infringement of any Intellectual Property Right, to the extent the injury, death, damage or infringement is caused by any breach of the Contract by [*****] or by any negligent act or omission of [*****]; or

1.1.1.1.5.3.2	for damage to physical property, or for pure economic loss, to the extent the damage or loss is the unavoidable result of the performance of the Contract Work in accordance with the Contract; and

1.1.1.1.6	other capitalised terms used in this deed poll have the same meaning as given to them in the Contract.

1.1.1.2	The interpretation provisions in clause 1.2 of the Contract apply to this deed poll and this deed poll is governed by the same laws that govern the Contract.

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2.	ACKNOWLEDGEMENTS AND RELEASE

(1)	This deed poll is the Release referred to in the Contract. The Determination was made by [*****] under those conditions.

1.1.1.3	Subject to clause 2(3), and to the extent permitted by law, the Releaser hereby:

1.1.1.3.1	acknowledges, agrees and accepts that the amount (if any) stated in item 2.4 of the Determination as being payable by [*****] to the Releaser, is the final payment due to the Releaser under the Contract;

1.1.1.3.2	releases [*****] and its employees, agents, successors and permitted assigns from all past, present and future Claims, whether known or unknown; and

1.1.1.3.3	indemnifies and forever holds harmless and keeps [*****] indemnified against:

1.1.1.3.3.1	any encumbrances (whether by way of lien, charge, retention of title, attachment or otherwise) over or in respect of the Main Contract Works or any part thereof, including any plant, equipment, materials, goods, items and other things supplied under the Contract (including any Contract Material); and

1.1.1.3.3.2	any proceedings brought by any persons seeking payment of an amount in respect of the Contract Work or any part thereof.

1.1.1.4	This deed poll does not affect:

1.1.1.4.1	any of the Releaser’s obligations or liabilities under the Contract or otherwise at law (including with respect to Defects and Excepted Matters and the obligation to pay the amount (if any) stated in item 2.4 of the Determination as being payable by the Releaser to [*****]);

1.1.1.4.2	any of [*****]’s past, present or future rights or entitlements, whether under the Contract or otherwise at law (including with respect to Defects and Excepted Matters);

1.1.1.4.3	any of the Releaser’s rights or entitlements with respect to Excepted Matters; or

1.1.1.4.4	[*****]’s obligation under the Contract to pay the amount (if any) stated in item 2.4 of the Determination as being payable by [*****] to the Releaser or to release any security and retention as required by the Contract.

1.1.1.5	The Releaser acknowledges, agrees and accepts that it has waived and relinquished all encumbrances (whether by way of lien, charge, retention of title, attachment or otherwise) over or in respect of the Contract Work or any part thereof, including any plant, equipment, materials, goods, items and other things supplied under the Contract (including any Contract Material).

SCHEDULE

Determination
1.		Account details	Amount ($)
	11.1	Lump sum component (if any) of original Contract Price
	11.2	Final amount payable for schedule of rates component (if any) of original Contract Price, excluding item 1.3 amounts
	11.3	Variations and other adjustments (if any)
	1.4	Final Contract Price
2.		Payment amount
	2.1	Final Contract Price as per item 1.4 above
	2.2	Less previous payments
	2.3	Less cash retention or any other withholding (if any) which will be held by [*****] subsequent to the date of this deed poll
	2.4	Amount payable by [*****] or by the Releaser, as applicable (positive amounts being payable by [*****] and negative amounts being payable by the Releaser)
3.		Non-cash security and/or retention
	3.1	Amount of non-cash security or retention (if any) held by [*****] that is due to be released
	3.2	Balance of non-cash security or retention (if any) that will be held by [*****] subsequent to the date of this deed poll,0
Additional Excepted Matters (if any)

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Determination
The following matters are Excepted Matters:

EXECUTED by the Releaser as a deed poll.

Executed by OTHER PARTY’S COMPANY NAME by:

Name of sole director in full	Signature of sole director

DELETE THIS INSTRUCTION AND ALL NON RELEVANT EXECUTION BLOCKS.]

Executed by INSERT OTHER PARTY’S COMPANY

NAME:

Signature of secretary/other director	Signature of director

Name of secretary/other director in full	Name of director in full

DELETE THIS INSTRUCTION AND ALL NON RELEVANT EXECUTION BLOCKS.]

The Common Seal of INSERT OTHER PARTY’S

COMPANY NAME was affixed in the presence of:

Signature of secretary/other director	Signature of director

Name of secretary/other director in full	Name of director in full

DELETE THIS INSTRUCTION AND ALL NON RELEVANT EXECUTION BLOCKS.]

for and on behalf of INSERT OTHER PARTY’S
COMPANY NAME by INSERT NAME OF OTHER
PARTY’S POWER OF ATTORNEY, its attorney under a
power of attorney dated INSERT DATE OF OTHER
PARTY’S POWER OF ATTORNEY, in the presence of:

Signature of witness	Signature of attorney

Name of witness in full	Name of attorney in full

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ANNEXURE F - FORM OF WARRANTY

Insert relevant Form of Subcontractor Warranty from the Main Contract:

Appendix SCC F1 to F22 — Subcontractor’s Warranties

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ANNEXURE G - QUALITY, SAFETY, HEALTH AND ENVIRONMENTAL REQUIREMENTS

QUALITY REQUIREMENTS

Q1.	A formal quality system in accordance with ISO 9001:2015 quality management standard shall be implemented by [*****] under the Main Contract.

Q2.	The Subcontractor shall co-operate with and permit access for the purposes of inspection and testing to persons implementing the Quality System and representing [*****] to any place where work under this Subcontract is being or is to be carried out.

Q3.	The Subcontractor shall nominate and employ at all times a Quality Representative who is acceptable to [*****] and has defined authority and responsibility for ensuring that the requirements of this Annexure are implemented and maintained to the satisfaction of [*****]. If the Quality Representative does not perform his or her duties in a proper and timely manner to the satisfaction of [*****], the Subcontractor will immediately nominate a replacement Quality Representative.

Q4.	The Subcontractor will plan, establish, implement and maintain a Quality System to provide assurance to [*****] that the Work under the Contract comply with the requirements of the Contract. Unless agreed otherwise, a Quality Manual and/or Project Quality Plan providing details of the Subcontractor’s Quality System shall be submitted to [*****] for review before commencement of the Work under the Contract.

Q5.	The Subcontractor’s Quality System will meet the requirements of ISO 9001:2015.

Q6.	The Subcontractor shall submit to [*****] all quality records produced by the Subcontractor pertaining to the Subcontractor’s Quality System and the Work under the Contract as [*****] may require.

Q7.	[*****] or others authorised by [*****] may undertake audits and/or surveillance of the Subcontractor’s Quality System as and when required to ensure conformance to specified requirements.

Q8.	Notwithstanding the above, all the terms and conditions of the Main Contract related to the quality system, quality assurance, quality control or similar will apply to this Subcontract as if the same were repeated herein.

Q9.	Implementation of the Quality System does not change the Subcontractor’s obligations to perform the Work under the Contract in accordance with the requirements of this Subcontract.

ENVIRONMENTAL REQUIREMENTS

The Subcontractor shall:

E1.	Understand that it is [*****]’s Policy that work is carried out in a manner that does not cause adverse impacts on the environment.

E2.	At all times, strictly comply with all relevant statutory requirements when executing the Work under the Contract and support [*****]’s environmental policy and environmental standards, a copy of which is held at [*****]’s site office.

E3.	At all times strictly comply with [*****]’s environmental rules. A copy of this document is held at [*****]’s site office and shall be referred to by the Subcontractor for all general operational environmental requirements.

E4.	Co-operate with and permit access for the purpose of inspection, testing, monitoring and measurement to persons implementing the Environmental Management System and representing [*****] to any place where work under this Contract is being or is to be carried out.

E5.	Appoint an Environmental Supervisor / Representative (site based) who shall be responsible for all environmental matters on site, who shall attend environmental meetings as required and be available for site inspections.

The subcontractor shall provide at least one Environmental Supervisor (ES) and one additional for every 50 aggregate workers refer PS GS10 CI 1 (2) (b); and ensure that the Environmental Supervisor pursuant to clause 1(2)(b) shall have attended and completed the “Environmental Protection Course for Environmental Supervisors” or equivalent organized by CIC or similar training institutions as agreed by [*****].

E6.	Provide [*****] with the necessary information, records and data for discharging environmental requirements including statutory forms and certificates as required by relevant laws and regulations and submit to [*****] on a regular basis environmental records including waste disposal records and chemical waste trip tickets.

E7.	Provide all employees with sufficient environmental information, instruction and training.

E8.	Attend environmental related drills for emergency, meetings, inspections, briefings and training sessions (including toolbox talks) when required by [*****].

E9.	Ensure all plant and equipment on site is in good working order, and has the necessary registrations, labels and licences and provide environmental equipment, noise/emission control devices and the like appropriate to the work at the Subcontractor’s cost.

E10.	Submit to [*****] for approval, method statements and documentation for discharging environmental requirements.

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Ell.	Take all actions to comply with any instruction given in respect of environmental measures at the Subcontractor’s cost.

E12.	Take all steps to ensure the environmental performance complies with legal and,contractual requirements and when non-conformances or improvement is identified take immediate follow up actions.

E13.	Be responsible for all consequences and liabilities resulting from non-compliance with statutory and contractual environmental requirements.

E14.	Reimburse any fines (and other associated costs) imposed by any government department, on [*****] that result from a breach of the Subcontractor’s environmental obligations under this Contract. Such payment shall be reduced proportionately to the extent that any act, omission, or neglect on the part of the Employer, [*****], its other subcontractors, servants or agents shall have contributed to the breach of the Subcontractor’s obligations and the level of the fine.

E15.	Provided the quantities of major materials ordered by and used on site by the Subcontractor, including but not limited to the following, to [*****] monthly:

      Concrete

      Reinforcement and mesh

-	Structural Steel (for temporary and permanent works)
-	Asphalt and Tarmac

     Glass

     Aggregates (used for drainage works, site formation and earth works etc.)

-	Timber (sustainable sources with certificates)

E16.	Report the fuel provided by the Subcontractor for use on the site to [*****] on monthly basis using a specified form “Subcontractor Fuel Reporting Form”.

E17.	Follow the requirements of [*****] Energy Management System including the implementation of measures to reduce energy consumption where possible.

E18.	Follow the requirements to achieve at least ‘Gold’ Rating under BEAM Plus New Building (V2.0) Assessment.

Air Pollution Abatement

E20.	Ensure dusty materials, including excavated materials, building debris and construction materials which are dusty by their nature, are properly covered by tarpaulin or other approved means and provide dust abatement measures when dusty construction activities are carried out.

E21.	Shield the constructional plant or activities by a screen where there are exhaust fumes or smoke emission.

E22.	Ensure al dump trucks entering or leaving the Site with mechanical covers in good service condition.

E23.	ensure the smoke emission from the constructional plant driven by internal combustion engines shall not exceed Shade 1 on the Ringelmann Chart continuously for 30 second at any time.

Noise Pollution Abatement

E24.	Use non-percussive equipment such as hydraulic crusher, sawing, coring machines etc. for demolition and concrete breaking work.

E25.	Close all hoods, cover panels and inspection hatches of powered mechanical plant such as generators, air compressors etc. during operation.

E26.	Fit mufflers or silencers, and dampening layer with steel collars to hand held pneumatic breakers.

E27.	Enclose/wrap the braker tip with sound insulation material to reduce the noise where percussive breakers are used.

E28.	Adopt quiet process/plant including the use of “quality powered mechanical equipment pursuant to the category of Quality Powered Mechanical Equipment (QPME) in the website http://www.eod.gov.hk/cgi-bin/nog/gome/list.ol?lang=eng.

Wastewater Pollution Abatement

E29.	Minimize the generation of wastewater from Site through the following means:

(a)	Prevent surface run-off from washing across the Site and spilling over to areas outside of the Site;

(b)	Minimize the exposure of soil on the Site after excavation and backfilling where applicable and prevent the washout of soil or similar materials from the Site;

(c)	Minimize water consumption;

(d)	Collect all surface run-off from the Site to a treatment facility; and

(e)	Treat all surface run-off and wastewater collected for reuse or before discharge.

E30.	Provide drainage for collection of wastewater.

Waste Management

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E31.	Comply with the requirements specified in the [*****] environmental policy for on site waste control and management and details shall be referred to the project Environmental Management Plan. The subcontractor shall take measures to reduce or recycle waste where possible. And all project waste disposal shall follow the stipulated Trip Ticket System of the Contract and be disposed at the designated disposal grounds.

E32.	Sort all C&D materials arising from or in connection with the Work under the Contract on the Site to recover reusable and/or recyclable materials into the following categories:

(i)	hard rock and large broken concrete suitable for reuse on the Site or recycling at a designated location
(ii)	metals;

(iii)	paper and plastics;

(iv)	chemical waste;

(v)	materials suitable for disposal at public fill reception facilities, sorting facilities and landfills/outlying islands transfer facilities. Disposal at the sorting facilities should first be approved by the Architect; and

(vi)	bituminous material for separate disposal in accordance with the Contract.

E33.	recover the equipment and material packaging (i.e. paper and cardboard), properly stockpiled in dry and covered condition to prevent cross contamination by other C&D materials.

E34.	Avoid, reduce or minimize the use of timber in Temporary Works construction as far as possible. Where the Subcontractor has to use timber for a Temporary Works construction process/activity with an estimated quantity exceeding 300m3, he should submit a method statement to the [*****] for agreement prior to commencement of the relevant Temporary Works.

E35.	Report chemical waste, including but not limited to paint, diesel, lubricant (including their containers) to [*****] for the arrangement of temporary storage, collection and disposal of such chemical waste by licensed chemical waste collectors under EPD Chemical Waste Producer Registration.

BEAM Plus New Building (V2.0) Requirements

E36.	The Employer and [*****] are committed to achieve a Gold Rating under the BEAM Plus v2.0 for New Buildings, and to provide environmental leadership in the design and construction of the Redevelopment project.

[*****] will have the overall responsibility to ensure all construction works are completed to satisfy all prevailing environmental legislation/ guidelines, the pre-requisites, and requirements leading to the award of the relevant credits under BEAM Plus as specified in the details in the “Particular Specification — PS. Al 8 Sustainability Specification for HK BEAM Plus”.

The sub-contractors, suppliers, and any specialist laboratories and consultants of any tiers shall, back-to-back, comply with the requirements of “Particular Specification — PS. A18 Sustainability Specification for HK BEAM Plus”, to deliver necessary deliverables for [*****] to consolidate and submit for BEAM Plus assessments.

The sub-contractors, suppliers, and any specialist laboratories and consultants’ scope of responsibility under BEAM Plus (NB) 2.0 will be subject to the scope of their works/supply packages, and the building elements and/or services they provide.

The BEAM Plus credits responsible by the sub-contractors, suppliers, and any specialist laboratories and consultants of any tiers shall include the following:

Credit Reference	Description of Main Scope & Responsibilities by [*****]	Affected No. of Credits under BEAM Plus

IDCM P3 Timber Used for Temporary Works	Submit, implement & demonstrate that virgin forest products are not used for temporary works during construction.	Prerequisite

IDCM 7 Measures to Reduce Site Emission	Minimisation of Air Pollution Submit & implement adequate mitigation measures for dust and air emissions during construction as recommended/ endorsed by EPD & reproduced in the EM&A Manual, and demonstrate compliance with standards/ air quality management guidelines as detailed in the same EM&A Manual	4

Minimisation of Noise Pollution
	Submit & implement adequate mitigation measures to control noise during construction as recommended/ endorsed by EPD & reproduced in the EM&A Manual, and demonstrate compliance with standards/ guidelines as detailed in the same EM&A Manual

Minimisation of Water Pollution
	Submit & implement adequate mitigation measures to control water pollution during construction as recommended/ endorsed by EPD & as reproduced in the EM&A Manual, and demonstrate compliance with discharge limits as specified in Discharge Licence(s), if any, as well as standards/ guidelines as detailed in the same EM&A Manual

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Credit Reference	Description of Main Scope & Responsibilities by [*****]	Affected No. of Credits under BEAM Plus
	Minimisation of Light Pollution Submit & implement adequate mitigation measures to control light pollution during construction

IDCM 8a Construction and Demolition Waste Recycling — Demolition Waste Recycling	Assist and participate in [*****]’s campaigns for recycling on the project, within your work front.	3

IDCM 8b Construction and Demolition Waste Recycling — Construction Waste Recycling	Assist and participate in [*****]’s campaigns for recycling on the project, within your work front.	3

IDCM 9 Construction IAQ Management	The MEP sub-contractor shall:	1
	(1) Assist [*****] in the preparation of and implementation of a Construction IAQ Management Plan for central air conditioning and ventilation systems

	(2) Provide all necessary evidence to demonstrate the implementation of a building “flush out” or “brake out”; and replacement of all filter prior to occupancy for central air conditioning and ventilation systems.

IDCM 10 Considerate Construction	Assist [*****] to implement & demonstrate the implementation of considerate measures to the neighbourhood, passers-by, and workers. And good tree protection practices where tree preservation within the project site.	1

IDCM 11 Building Management Manual	The MEP sub-contractor shall provide fully documented operations and maintenance manual(s) to the minimum specified and energy management manual that enable system to operate a high level of energy efficiency.	1

IDCM 12 Operator Training plus Chemical Storage Room	The MEP sub-contractor shall provide training for operations and maintenance staff to the minimum specified; and demonstrating that adequate maintenance facilities are provided for O&M work.	1

IDCM 13 Digital Facility Management Interface	The MEP sub-contractor shall demonstrate metering and monitoring requirement required as per BEAM Plus Requirement.	1

IDCM 16 BIM Integration	As far as applicable to the specialist package in question (e.g. off-site precast, curtain wall, etc.) the specialist sub-contractors shall assist [*****] to implement & demonstrate the implementation of BIM system during the construction period. This includes the provision of all necessary as-builts and BIM deliverables.	1

SS 1 Pedestrian-orientated and Low Carbon Transport	The MEP sub-contractor shall demonstrate the EV charger provision required as per contract specifications and in accordance with BEAM Plus requirements reg. submission deliverables.	1

SS 5 Noise Control Building Equipment	The MEP sub-contractor shall submit, implement & demonstrate the noise level at noise sensitive receivers in compliance with Hong Kong Planning Standards.	1

SS 6 Lighting Pollution Control	The MEP sub-contractor shall:	2

	Control of Obtrusive Artificial Light Source, supply and demonstrate that obstructive light from exterior lighting meets the specified performance for the corresponding environmental zone.

	Control of External Light Reflection from Building Source, supply and demonstrate that the external surface of building is controlled by using materials with proper external light reflectance.

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Credit Reference	Description of Main Scope & Responsibilities by [*****]	Affected No. of Credits under BEAM Plus

MW 3 Prefabrication	The off-site prefabrication sub-contractors and suppliers shall provide all necessary purchase records, delivery records, schedules, photos, and all necessary documentation deliverables to assist [*****] to:	1

	Submit, implement & demonstrate at least 10% of structural, façade, architectural / building element has been manufactured off-site.

MW 4a Design for Durability and Resilience —Building Material Selection Appraisal	Provide all necessary records and documentations to support [*****] to submit, implement & demonstrate the selection of durability of building materials required as per BEAM Plus Requirement.	1

MW 4b Design for Durability and Resilience —Protecting Vulnerable parts of Building from Damage	Provide all necessary records and documentations to support [*****] to submit, implement & demonstrate the provision of suitable protective measures designed features or solutions to prevent damage to vulnerable parts.	1

MW 4c Design for Durability and Resilience —Protecting Exposed Parts of the Building from Material Degradation	Provide all necessary records and documentations to support [*****] to submit, implement & demonstrate that measures to limit material degradation due to environmental factors.	1

MW 5 Sustainable Forest Products	All sub-contractors and suppliers using timber in their works (including timber door and ABWF material suppliers) shall: Source, supply & demonstrate timber and composite products are from sustainable sources, including re-use of salvage timber. Provide all purchase and delivery records to [*****] for evidence and for accounting purposes.	1

MW 7a Ozone Depleting Substances — Refrigerants	The MEP sub-contractor shall:	1

Source, supply & using refrigerants with not more than the maximum threshold of the combined effects to ozone depletion and global warming potential using specified equipment in BEAM Plus Guidebook.

Records shall be provided to [*****]’s BEAM Plus Coordinator for compilation of BEAM Plus submissions.

MW 7b Ozone Depleting Substances — Ozone Depleting Materials	ABWF sub-contractors, curtain wall sub-contractor(s), MEP sub-contractor shall:	1

	Source, supply & using materials, or product including building fabrics and services to avoid the use of ozone depleting substances in their manufacture, composite, or use. This generally relates to insulation materials, which should be submitted for approval.

	Records shall be provided to [*****]’s BEAM Plus Coordinator for compilation of BEAM Plus submissions.

MW 8 Regional Materials	All sub-contractors and suppliers should source, supply & demonstrate using materials manufactured locally from the site.	1

	All necessary evidence shall be provided to [*****] to demonstrate to show that at least 20% of all building materials used in the project required as per BEAM Plus Requirement,

MW 9 Use of Green Product	Supply & demonstrate using at least 5% of green products as per BEAM Plus Requirement.	2

MW 10 Life Cycle Assessment	Sub-contractors and suppliers particularly for structural works, curtain wall and off-site MIC fabrication shall provide all necessary records and quantity estimates, and other evidence to assistance to [*****] to assess and demonstrate the embodied energy in the major elements of the building structure of the assessed building has been studied through a Life Cycle Assessment (LCA).	1

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Credit Reference	Description of Main Scope & Responsibilities by [*****]	Affected No. of Credits under BEAM Plus

EU P1 Minimum Energy Performance	The MEP sub-contractor shall submit, implement & demonstrate compliance with the improvement against the latest edition of Building Energy Code	1

EU 2 Reduction of CO2 Emissions	The MEP sub-contractor shall submit equipment schedule, catalogue, and other supporting documents to demonstrate the reduction of CO2 emission or annual energy consumption for the building.	5

EU 3 Peak Electricity Demand Reduction	The MEP sub-contractor shall submit equipment schedule, catalogue, and other supporting documents to demonstrate the reduction of the peak electricity demand.	1

EU 5 Renewable and Alternative Energy Systems	The MEP sub-contractor shall submit equipment schedule, catalogue, and other supporting documents to demonstrate the offset annual building energy consumption for controlled area.

EU 6a Air-conditioning Units — Compliance with Manufacturer’s Recommendation	The MEP sub-contractor shall submit, implement & demonstrate compliance with manufacturer’s recommended installation position for optimal heat rejection.	1

EU 6b Air-conditioning Units — Performance Verification	The MEP sub-contractor shall submit, implement & demonstrate compliance via computation simulation techniques.	1

WUP1 Minimum Water Saving Performance	The MEP sub-contractor shall demonstrate that the quality of potable water meets the referenced drinking water quality standards at all points of use.	Prerequisite

WU 1 Annual Water Use	Sub-contractors and suppliers responsible for the provision and installation of sanitary fittings and plumbing fittings shall source, supply & demonstrate that the use of water efficient devices leads to an estimated aggregate annual saving of 30%.	1

	Water flow rate information shall be provided for all sanitary ware fitments, including shower heads and kitchen faucets. Laboratory or on-site tests shall be provided where shortfalls in evidence is given for any of the materials provided.
WU 4 Water Leakage Detection	The MEP sub-contractor shall submit, implement & demonstrate the installation of water leakage detection systems required as per BEAM Plus Manual.	1

WU 5 Twin Tank System	Demonstrate that the provision of twin tank system.	1

WU 7 Effluent Discharge to Foul Sewers	Demonstrate a reduction in annual sewage volumes by 20% or more.	1

HWB P1 Minimum Ventilation Performance	The MEP sub-contractor shall demonstrate that the project in compliance with minimum requirement of ASHRAE 62.1- 2007 in respect of Outdoor Air Quality and Minimum Ventilation Rate.	Prerequisite

HWB 4a Enhanced Ventilation — Fresh Air Provision

The MEP sub-contractor shall:

Demonstrate that the project in compliance with 30% in excess in requirement of ASHRAE 62.1-2007 by conducting on-site measurements to verify the ventilation performance for all normally occupied spaces.

		1
		1

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Credit Reference	Description of Main Scope & Responsibilities by [*****]		Affected No. of Credits under BEAM Plus

Demonstrate that all enclosed common areas in a building are provided with adequate ventilation.

HWB 4b Enhanced Ventilation — Exhaust air	The MEP sub-contractor shall demonstrate the provision of an adequate ventilation system for room/areas where significant indoor pollution sources are generated.		1

HWB 6a Acoustic and Noise — Room Acoustic	[*****] will engage a specialist laboratory to conduct measurement to demonstrate that internal noise levels are within the prescribed criteria and the mid-frequency reverberation time in applicable rooms meets the prescribed criteria for a given type of premises.		1

The MEP sub-contractor shall facilitate by:

	(1)	Completing their own T&C works on time prior to this final validation monitoring,

	(2)	Serve as guide to [*****] to turn on and off the MEP / HVAC systems for the measurements.

	(3)	Provide all necessary MEP records, not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc.

HWB 6b Acoustic and Noise — Noise Isolation	[*****] will engage a specialist laboratory to conduct measurement to demonstrate airborne and impact noise isolation between rooms, spaces and premises meet the prescribed criteria.		1

The MEP sub-contractor shall facilitate by:

	(1)	Completing their own T&C works on time prior to this final validation monitoring,

	(2)	Serve as guide to [*****] to turn on and off the MEP / HVAC systems for the measurements.

	(3)	Provide all necessary MEP records, not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc.

HWB 6c Acoustic and Noise — Background Noise	[*****] will engage a specialist laboratory to conduct measurement to demonstrate background noise levels are within the prescribed criteria by site measurement.		1

The MEP sub-contractor shall facilitate by:

	(1)	Completing their own T&C works on time prior to this final validation monitoring,

	(2)	Serve as guide to [*****] to turn on and off the MEP / HVAC systems for the measurements.

	(3)	Provide all necessary MEP records, not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc.

HWB 7 Indoor Vibration	[*****] will engage a specialist laboratory to conduct measurement to demonstrate vibration level shall not exceed the prescribed criteria by site measurement.		1

The MEP sub-contractor shall facilitate by:

	(1)	Completing their own T&C works on time prior to this final validation monitoring,

	(2)	Serve as guide to [*****] to turn on and off the MEP / HVAC systems for the measurements.

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	Credit Reference	Description of Main Scope & Responsibilities by [*****]	Affected No. of Credits under BEAM Plus

		(3) Provide all necessary MEP records, not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc.

	HWB 8 IAQ Monitoring	[*****] will engage a specialist laboratory to demonstrate compliance with appropriate criteria by site measurement of CO2, CO, NO2, 03, PM10, TVOC, HCHO, Rn.	1

		Demonstrate compliance with appropriate criteria by site measurement of airborne bacteria and mould.

		The MEP sub-contractor shall facilitate by:

		(1) Completing their own T&C works on time prior to this final validation monitoring,

		(2) Serve as guide to [*****] to turn on and off the MEP / HVAC systems for the measurements.

(0)		Provide all necessary MEP records, not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc.

	HWB 10a Artificial Lighting in Normally Occupied Space	The MEP sub-contractor shall as Part of their T&C demonstrate the compliance with prescribed lighting performance in each type of premises in respect of illuminance and lighting quality for normally occupied areas.	1

		All such records, including but not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc. shall be provided to the BEAM Plus Coordinator for BEAM Plus submission.

	HWB 10b Artificial Lighting in Not Normally Occupied Space	The MEP sub-contractor shall as part of their T&C demonstrate the compliance with prescribed lighting performance in each type of premises in respect of illuminance and lighting quality for areas not normally occupied.	1

		All such records, including but not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc. shall be provided to the BEAM Plus Coordinator for BEAM Plus submission.

	HWB 12 Biological Contamination	Demonstrate the compliance with the recommendation givens in the Code of Practice — Prevention of Legionnaires Disease, in respect of HVAC and water systems.	1

		All such records, including but not limited to material submissions, delivery notes, inspection record, T&C records, as-fitted drawings, O&M Manuals, photos, etc. shall be provided to the BEAM Plus Coordinator for BEAM Plus submission.

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SAFE AND HEALTH REQUIREMENTS

S1.	General

S1.1	The Subcontractor shall at all times strictly comply with the relevant laws of Hong Kong, including any regulations and by-laws which are relevant to the Work under the Contract. As a minimum, the Subcontractor shall fully comply with the requirements of the Factories & Industrial Undertakings Ordinance (“F&IU”), the Occupational Safety and Health Ordinance (“OSHO”) the Construction Sites (Safety) Regulations (“CSSR”) and its subsidiary and associated regulations. The Subcontractor shall at all times strictly comply with:

(a)	the requirements of [*****]’s Subcontractor HS&S Information Pack, which shall be referred to by the Subcontractor for all general operational safety requirements;

(b)	the requirements of [*****]’s Project Security — Minimum Standards & Expectations, which shall be referred to by the Subcontractor for all general security requirements;

(c)	the requirements of the Site Health & Safety Plans, which shall be referred to for all site specific safety requirements;

(d)	the requirements of the Site Security Policy & Plan, which shall be referred to for all site specific security requirements;

(e)	the requirements of [*****]’s Class One Practices;

(f)	the requirements of [*****]’s reference hand books and literature on “Project Safety Standards”; and

(g)	the requirements of [*****]’s General Safety Rules, and Site Activity Safety Rules,

all of which are located in [*****]’s Subcontractor HS&S Information Pack, a copy of which shall be issued to the Subcontractor and is available at the Site office.

S1.2	[*****] reserves the right to stop all works or deliveries by the Subcontractor should the Subcontractor fail to fully comply with any of its obligations in this Annexure. All delays and costs due to such non-compliance shall be fully and solely borne by the Subcontractor.

S1.3	The Subcontractor shall on a daily basis submit to [*****] a list of its operatives working on the Site. The list shall be in the prescribed format and shall show the operatives’ full name in both English and Chinese, their date of birth, their Hong Kong Identity Card number and their Mandatory Basic Safety Training (Green Card) number.

S1.4	The Subcontractor shall ensure that all of its lower tier subcontractors fully comply with all safety requirements as specified within this Annexure and as otherwise required by this Contract.

S2.	[*****]’s Advanced Safety Induction Training Programme

S2.1	All employees of the Subcontractor working on the Site (including all of the Subcontractor’s employees and employees of its subcontractors) shall be required to attend the Advanced Safety Induction Training Programme prior to being permitted to commence the Work under the Contract. A training attendance card shall be issued to confirm such attendance.

S2.2	The Subcontractor agrees to pay [*****] HK$400 per attendee. If the Subcontractor fails to pay this charge, [*****] may deduct such charge from any relevant interim payment.

S2.3	The relevant charge for this induction training is deemed to have been included by the Subcontractor within the Subcontract Price.

S3.	[*****]’s Safety Management Framework

S3.1	[*****]’s Safety Management Framework is set out in the Site Health & Safety Plan and Subcontractor HS&S Information Pack consists of the following principle elements:

(a)	Schedule of Legislative Safety Requirement;

(b)	Health and Safety Policy;

(c)	Our Safety Roadmap to Success;

(d)	General and Specific Safety Rules;

(e)	Project Safety Standards; Class One Practices;

Class One Practices;

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(g)	Class 1 — Risk Management & Control;

(h)	Plant & Equipment Condition Compliance and Inspection Procedure; Health, Safety & Security Incident Notification, Investigation & Reporting Protocol;

(j)	Our One HSE Cultural Behaviours;

(k)	Just Culture Model;

Training Program & Schedule;

(m)	Take 5 Guidelines and Take 5 Card;

(n)	Subcontractor Key Safety Control — Extracts

(o)	Subcontract Safety Manual — Fitness for Work Programme.

(p)	Health and Safety Restricted and Prohibited Items

(q)	Security and Loss Prevention — Standards & Expectations

(r)	Site Activity Safety Rules, and

(s)	Subcontractor Health and Safety Plan Template

S3.2	The Subcontractor shall at all times strictly comply with the requirements set out in [*****]’s Safety Management Framework. A copy of all the relevant documents forming part of [*****]’s Safety Management Framework shall be located in the Site office and shall be referred to by the Subcontractor for all general operational safety and site specific safety requirements.

S4.	Subcontractor’s Health and Safety Plan

S4.1	The Subcontractor shall prepare and maintain a project-specific Subcontractor Health and Safety Plan for the duration of the Work under the Contract. The Subcontractor Health and Safety Plan shall strictly comply with all relevant requirements under law and as stipulated in the Site Health & Safety Plan.

S4.2	The Subcontractor has been issued with the Subcontractor HS&S Information Pack which contains a reference template the Subcontractor can use to prepare the Subcontractor’s Health and Safety Plan.

S4.3	The Site Health & Safety Plan and Subcontractor HS&S Information Pack sets out the minimum safety standards and requirements the Subcontractor must observe and comply with when working with [*****].

S4.4	The Subcontractor shall ensure that all of its subcontractors and suppliers fully comply with all safety requirements as set out in the Site Health & Safety Plan and Subcontractor HS&S Information Pack.

S5.	Incident & Dangerous Occurrence Reporting

S5.1	If an incident should occur which results in the injury or death of an employee of the Subcontractor, the injured party or the Subcontractor shall immediately notify [*****]’s Site Safety Manager / Officer or the appointed Site First Aider, who shall be responsible for administering first aid and arranging for the injured party to be transported to hospital if necessary.

S5.2	Employees of the Subcontractor who have been injured as a result of an incident whilst on Site are not to be transported to hospital by means of site transportation or by taxi without the prior consent of either [*****]’s Site Safety Manager / Officer or the appointed Site First Aider.

S5.3	The Subcontractor shall immediately report to [*****] any and all incidents involving either injury or death to a worker, together with the particulars of the injured / deceased worker, names and details of witnesses to the incident (if available), circumstances leading up to the incident, tools or equipment involved and any other information requested by [*****].

S5.4	The Subcontractor shall immediately report to [*****] on becoming aware of the details of all incidents or dangerous occurrences, which under slightly different circumstances, could have resulted in a direct injury being sustained by an employee or damage to property or a loss of production.

S5.5	The Subcontractor shall provide all such information which is required by law, so as to fully complete the statutory incident notification forms. The Subcontractor shall provide all such information within two (2) working days of the incident. Any failure to submit such information, which may affect the timely submission of the statutory forms, shall be the sole responsibility and liability of the Subcontractor and any additional costs incurred shall be borne by them.

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S6.	Training & Competency

S6.1	The Subcontractor shall actively participate, co-operate with and implement the requirements of the “Safe Working Cycle” program on Site. As a minimum, this shall include the following activities:

(a)	Workers to attend morning exercise;

(b)	Hold morning safety meeting / hazard identification activity meeting;

(c)	Take 5 activity

(d)	Carry out pre-work inspections;

(e)	Carry out formal Site safety inspections;

(f)	Provide guidance and supervision during work activities;

(g)	Hold regular safety co-ordination meetings; and

(h)	Tidy up the site / work areas after each shift / activity.

S6.2	The Subcontractor shall only employ adequately trained, appropriately qualified, suitably experienced and competent employees to carry out the Work under the Contract.

S6.3	The Subcontractor shall only employ labour on the Work under the Contract who hold a valid “Mandatory Basic Safety Training” card issued by an authority recognised by the commissioner of labour. Where required by the Subcontract the Subcontractor shall only employ labour for the Work under the Contract that hold the relevant and valid “Safety Training Course for Construction Workers of Specific Trade (Silver Card)” for the required position as issued by the Construction Industry Council.

S6.4	The Subcontractor shall ensure that all drivers, operators of plant and equipment and specialist competencies such as divers, tunnel workers and the like possess the necessary licenses, skills, qualifications, experience and are trained and competent to carry out their designated specialist tasks. All such persons shall be appointed in writing as “competent”.

S6.5	The Subcontractor shall ensure that all of its employees are medically fit to carry out their designated tasks.

S6.6	The Subcontractor shall, if required to do so, produce for inspection all necessary documents or licenses by way of proof of the qualifications, skills, experience, competency and training of its employees and shall, if required to do so, furnish [*****] with copies of all such documents.

S6.7	The Subcontractor shall ensure that on a regular basis they provide all such training, information, instruction and pre-task briefings as are necessary to ensure, so far as reasonably practicable, the health and safety at work of all persons employed by them on Site in connection with the Work under the Contract.

S6.8	The Subcontractor shall ensure that training records are kept and maintained and are available for inspection on request.

S7.	Personal Protective Equipment (PPE)

S7.1	The Subcontractor shall only provide its employees with approved types and brands of PPE which have been identified within [*****]’s “PPE Handbook” as an approved type / brand. Any deviations from the approved PPE identified within [*****]’s PPE handbook shall only be with the prior written approval of [*****].

S7.2	As a minimum, the Subcontractor shall ensure that its employees are provided with safety helmets with Y-shape chin straps, eye protector, hand protection gloves, lace-up/ zip-up safety boots and high visibility vests when working on Site.

S7.3	In addition, the Subcontractor shall identify where specialized PPE shall be required and accordingly ensure that its employees have been issued with any necessary specialized items of PPE such as hearing protection, respiratory protection, fall protection, hazardous substances/ energies protection and the like.

S7.4	The Subcontractor shall issue “Full Body Safety Harnesses”, fitted with double lanyards, to all of its employees required to work under conditions whereby there has been no permanent fall protection provided, such as barriers, fences or guardrails. In addition, the Subcontractor shall ensure that their employees are provided with adequate fixed anchorage points, running lines or fall arrestors fitted to independent lifelines, to which their employees can secure the harnesses.

S7.5	The Subcontractor shall be responsible for the upkeep, maintenance and replacement of all PPE issued to their employees and lower-tier subcontractors, including training on the proper use of all PPE.

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S7.6	The Subcontractor shall ensure that its employees and any of its subcontractors observe strict compliance with the wearing of PPE in the execution of the Work under the Contract.

S8.	Documentation / Meetings / Inspections / Audits

S8.1	The Subcontractor shall prepare and maintain all statutory documentation required under law which is applicable to the Work under the Contract. All such documentation shall, on request, be made available to Officers of the Labour Department, [*****] and [*****]’s internal or external safety auditors.

S8.2	The Subcontractor shall attend a pre-work “Subcontractor’s Kick-off Meeting” prior to commencing initial mobilization on Site. The most senior member of the Subcontractor’s management shall attend the Subcontractor’s Kick-off Meeting.

S8.3	Senior management representatives from the Subcontractor shall attend regular safety performance review meetings as and when specified by [*****].

S8.4	The Subcontractor shall, when required to do so, send senior representatives to any other additional site safety meetings, as and when specified by [*****].

S8.5	The Subcontractor shall, when required to do so, send its site and safety representatives to attend safety inspections specified by [*****]. Site Agents or supervisors working for the Subcontractor shall carry out a weekly formal safety inspection on all aspects of the Work under the Contract. The Subcontractor shall subsequently submit to [*****] a formal safety inspection report, relating to the inspection, in the prescribed format.

S8.6	The Subcontractor shall, in accordance with the requirements of the F&IU (Safety Management) Regulations and other laws, carry out periodic audits / reviews of its safety management systems. Formal reports of all such audits / reviews shall be made available to [*****], at its request.

S8.7	All prosecutions and additional costs arising from failure by the Subcontractor to comply with the requirements of the F&IU (Safety Management) Regulations shall be the Subcontractor’s sole responsibility and liability.

S9.	Resources & Planning

S9.1	The Subcontractor shall allocate sufficient professionally trained and qualified safety personnel to fully comply with the requirements of the F&IU (Safety Officers and Safety Supervisors) Regulations and all applicable laws. The Subcontractor shall be required to appoint at least one “Safety Representative” as a point of contact and communication on safety matters.

S9.2	In addition, the Subcontractor shall allocate sufficient professionally trained and qualified safety personnel so as to fully comply with the requirements of Main Contract, [*****]’s Site Health and Safety Plan and other project specific safety plans.

S9.3	The Subcontractor shall ensure that suitably qualified first-aid personnel are appointed in accordance with the requirements of the F&IU (First-Aid in Notifiable Workplaces) Regulations and all applicable laws.

S9.4	The safety representatives are required to attend OSH trainer courses at OSHC or training techniques course at CIC.

S9.5	The Subcontractor shall ensure that adequate welfare facilities are provided to its employees, in accordance with the requirements of the CSSR and all applicable laws, except where it has been previously agreed that [*****] shall provide such facilities.

S9.6	The Subcontractor shall ensure that it notifies [*****] in advance of all hazardous substances and dangerous goods being brought onto Site. Such hazardous substances and dangerous goods shall be provided with relevant safety data sheets and are not to be in excess of the permitted exempted quantities as defined under relevant laws and regulations.

S9.7	The Subcontractor shall consider risk management as an integral part of the Work under the Contract planning process and accordingly method statements, risk assessments and safe systems of work shall be developed and carried out for all scopes of work and shall fully comply with the requirements of [*****]’s risk management procedures and relevant laws and regulations.

S9.8	The Subcontractor shall ensure it provides sufficient resources, manpower, tools, plant and equipment in order to execute the Work under the Contract in a safe and professional manner and that all manpower are fully trained in the proper use and maintenance of the tools, plant and equipment.

S9.9	The Subcontractor shall ensure that all plant and equipment it provides or it procures through hire is in a serviceable, well maintained and safe condition and is able to be used for its intended purpose prior to it being brought onto the Site.

S9.10	The Subcontractor shall ensure that all plant and equipment it provides or procures through hire, is regularly inspected and maintained in a safe operable condition whilst being used on Site. The plant and equipment’s operation manual and maintenance logbook shall be provided to [*****] where required.

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S9.11	[*****] shall give final approval for all plant and equipment being brought onto the Site and no sub-standard or unsuitable plant and equipment shall be permitted as determined by [*****] in its sole discretion.

S9.12	The Subcontractor shall ensure that it actively participates and co-operates with [*****]’s “Plant & Equipment Condition Compliance and Inspection Procedure” for plant and equipment and it shall allow reasonable access for inspection of its plant and equipment by [*****] for this purpose. The Subcontractor shall undertake its own inspections in accordance with the requirements of the procedure.

S10.	Operational Controls

General

S10.1	The Subcontractor shall, so far as is reasonably practicable, maintain the Work under the Contract and the whole or part of the Site as related to the Work under the Contract in a safe condition without risk to the health and safety of its workforce or any third parties.

S10.2	The Subcontractor shall, so far as is reasonably practicable, ensure it provides and maintains a safe means of access to and egress from the whole or part of the Site applicable to the Work under the Contract without risk to the health and safety of its workforce or any third parties.

S10.3	The Subcontractor shall, so far as is reasonably practicable, ensure it provides and maintains a safe working environment for all persons employed by it on the Site without risk to the health and safety of the workforce or any third parties.

S10.4	The Subcontractor shall provide adequate numbers of suitably trained, experienced and competent supervisors to monitor the safety and health at work of all persons employed on the Site in connection with the Work under the Contract.

S10.5	The Subcontractor shall make all necessary arrangements to ensure the safety and health of its workforce, or any third parties, in connection with the use, handling, storage and transportation of articles and substances in connection with the Work under the Contract.

S10.6	The Subcontractor shall ensure that all systems of work are, so far as is reasonably practicable, free from risk to the health and safety of its workforce and any other third parties.

Access

S10.7	The Subcontractor shall ensure that any scaffolds or working platforms used in connection with the Work under the Contract have been erected and inspected in accordance with the requirements of the CSSR, all applicable laws and the Code of Practice (COP) issued by the Labour Department of Hong Kong. The Subcontractor shall fully comply with the requirements of the Statutory Form 5. All prosecutions and additional costs arising from failure by the Subcontractor to comply with the requirements of CSSR and /or the COP for metal or bamboo scaffolds or working platforms shall be the Subcontractor’s sole responsibility and liability.

S10.8	The Subcontractor shall ensure that all working platforms over 2 metres in height and other platforms of lesser height as designated by [*****], used in the Work under the Contract shall be provided with full edge protection guardrails and toe- boards.

S10.9	The Subcontractor shall ensure that in accordance with the requirements of the F&IU (Suspended Working Platforms) Regulations, all suspended working platforms are inspected by an appointed suitably trained and competent person on a weekly basis and that the prescribed statutory Form 1 is displayed accordingly.

S10.10	The Subcontractor shall ensure that an appointed competent person inspects excavations over 1.2 metres in depth, in accordance with the requirements of CSSR and enter the results on the prescribed statutory Form 4.

S10.11	The Subcontractor shall ensure that passageways are kept free from obstruction and that debris is removed on a regular basis. The Subcontractor shall ensure that nails are removed from stacked and stored timber as soon as possible and that such timbers are not stored in walkways or areas of work so as to cause an obstruction or nuisance to others on Site.

S10.12	The Subcontractor shall ensure that ladders are not used as working platforms and only used as a means of access. All ladders on Site shall be to a minimum standard as determined by [*****]. The use of “A” frame ladders is prohibited on Site.

S10.13	The use of vertical access ladders as a means of access onto working platforms is prohibited. Provision of proprietary access staircases as a means of safe access onto working platforms is required.

S10.14	Proprietary tool Lanyards shall be provided to all persons engaged in working at height activities

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Plant and Equipment

S10.15	The Subcontractor shall ensure all plant and equipment, listed in the Plant and Equipment Inspection Matrix attached to [*****]’s Plant and Equipment Condition Compliance and Inspection Procedure, that is over 8 years old is subject to the Scheduled Critical Parts Inspection on a monthly basis.

S10.16	The Subcontractor shall ensure that all lifting appliances (cranes, hoists, chain-blocks etc) are tested and examined by a competent examiner prior to commencing work on Site and such testing and examination is maintained throughout the duration of use on Site. All such equipment shall have the statutory inspection certificates either displayed on the equipment or available for inspection on request. In addition copies of all such inspection certificates shall be provided to [*****] for record purposes.

S10.17	The Subcontractor shall ensure that all lifting appliances (cranes, hoists, chain-blocks etc) are inspected on a weekly basis by a suitably trained and competent person and that the prescribed statutory Form 1 is displayed on the equipment or is available for inspection on request.

S10.18	The Subcontractor shall ensure that all lifting operations involving the use of lifting appliances are carried out under the direct supervision of a suitably trained and competent person.

S10.19	The Subcontractor shall ensure that only battery-operated or 110 volt hand-held power tools are used on Site.

S10.20	The Subcontractor shall ensure that, in accordance with the requirements of the F&IU Ordinance the rotating parts of all machinery (for example circular saws, drive belts, motor shafts and the like) are securely guarded in order to prevent any risk of injury to the operators of such machinery or any third parties.

S10.21	The Subcontractor shall ensure that all excavators mounted with hydraulic breakers are either fitted with windows that are laminated or covered with a film to prevent the glass from splintering.

S10.22	The Subcontractor shall ensure that all slewing plant and equipment (for example mobile cranes, crawler cranes, excavators and the like) used on the Work under the Contract:

(a)	are fitted with rear view mirrors on both sides of the operators cabin;

(b)	the view from the operators cabin is not in any way obstructed;

(c)	electronic movement sensors are fitted to the ballast of the plant and are linked to an audible warning alarm inside the operators cabin;

(d)	flashing warning lights are fitted to the top of the machines rear ballast;

(e)	the equipment is fitted with a rear facing CCTV system; and

(f)	the ballast of the machine is clearly marked with high visibility chevrons;

(g)	are fitted with “extension” probes of a length not less than 600mm along the whole width of the counterweight; and

(h)	are fitted automated warning system to alert the operator of any site personnel encroaching the mobile plant danger zone perimeter of the risk of being run over or nit by the plant moving components.

S10.23	The mechanical elevating work platform shall be fitted with proprietary or manufacturer’s endorsed physical barrier or automatic safety devices to prevent or reduce possible crushing or trapping injuries of operator or other person on platform and additional guarding on control box with the purpose of reducing the risk of unintended actuation.

Permits and Approvals

S10.24	The Subcontractor shall fully comply with any and all necessary permit to work system implemented by [*****].

S10.25	The Subcontractor shall ensure that it has applied for and completed the necessary “Permit to Dig, Penetrate or Demolish” prior to commencing any excavation / piling / site investigation works. The Subcontractor shall further ensure that the specific requirements of the relevant COP and [*****]’s internal procedures for the protection of utilities are fully complied with at all times.

S10.26	The Subcontractor shall ensure that it complies with all requirements of permits related to lifting operations and movement of plant on Site.

S10.27	The Subcontractor shall ensure that at all times it fully complies with the requirements of the relevant COP and [*****]’s procedures for the 'Design and Control of Temporary Works" as well as "Access Scaffold and Working Platform Procedure".

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S10.28	The Subcontractor shall ensure that at all times it fully complies with the requirements of the relevant COP and [*****]’s “Temporary HV and LV Electrical Equipment Inspection and Installation Procedure” and Electrical Safe System of Work (ESSW) - Management of Electrical Safety & Safe Isolation Procedures for Permanent Electrical Installations.

S10.29	The Subcontractor shall ensure that all times it fully complies with the requirement permit system for the temporary removal of “Cover & Floor Opening Protection Measures”.

S11.	Disciplinary Action

S11.1	Employees of the Subcontractor may be subject to disciplinary action or removal from the Site, at the sole discretion of [*****], for any safety violations or breach of safety rules or breaches of any relevant laws or regulations.

S11.2	Employees of the Subcontractor may be subject to removal from the Site, at the sole discretion of [*****], if they are found to be consuming either alcohol or illegal substances during working hours.

S11.3	Employees of the Subcontractor may be subject to removal from the Site at the sole discretion of [*****], if they are involved in any acts of threatening behaviour or violence, against either their co-workers, members of [*****]’s staff, or any third party.

S12.	Subcontractor Safety Scheme

S12.1	In order to promote a culture of safety in the execution of the Work under the Contract, the Subcontractor shall be assessed by [*****] on a monthly basis in respect of its compliance with its obligations in respect of safety as set out in this Annexure.

S12.2	A Subcontractor that does not perform its Work under the Contract safely is a danger to its employees and to everyone else on Site.

S12.3	[*****] has therefore implemented a process by which the Subcontractor’s focus on safety is assessed and amounts deducted from the amount that the Subcontractor is certified to receive each month in the event of a failure to meet [*****]’s safety requirements. [*****] may repay such amounts if the Subcontractor improves its performance in respect of safety. The intent of such deduction is to ensure that the Subcontractor remains diligent in respect of its safety obligations and recognises the importance of complying with all of its safety obligations on an ongoing basis.

S12.4	The Subcontractor’s safety performance shall be assessed using the designated Monthly H&S Scoring assessment, as may be updated from time to time (Safety Assessment).

S12.5	The Safety Team shall complete and submit the Safety Assessment to [*****] at the following times:

a.	within two months of the commencement of Contract;

b.	every 6 months (in March and September);

c.	when required by the scoring assessment for repeat tests to be performed (as determined in accordance with clause 12.7); and

d.	at any other time required by [*****] to address poor performance by the Subcontractor.

S12.6	After each Safety Assessment is performed the Subcontractor shall be banded in accordance with the following:

Total Score Awarded in the Monthly Safety Assessment (expressed as a percentage)	Rating
80-100%	A - Good
70-79%	B - Satisfactory
<70%	C - Poor

S12.7	The band in which the Subcontractor is placed shall determine the frequency with which the Safety Assessment shall be conducted going forward. If the Subcontractor is banded in the:

a.	‘A — Good’ banding, the Safety Assessment shall be continued to be conducted on a 6 monthly basis;

b.	‘B — Satisfactory’ banding, the Safety Assessment shall be conducted again every 3 months until an ‘A — Good’ rating is obtained; and

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c.	‘C — Poor’ banding, the Safety Assessment shall be conducted monthly until a minimum performance of ‘A — Good’ or ‘B — Satisfactory’ is achieved in two consecutive months in which case the respective timings for the relevant band achieved shall apply.

S12.8	If a Subcontractor consistently achieves a banding of ‘A - Good’ from the Safety Assessment, such performance may be recognised by [*****], in its absolute discretion, by:

a.	an early release of payment; or

b.	public recognition; or

c.	any other form of recognition that [*****] deems appropriate in the circumstances.

S12.9	Subcontractors achieving a ‘B — Satisfactory’ banding shall be directed by [*****] on how to achieve an ‘A- Good’ banding.

S12.10	If the Subcontractor achieves a ‘C — Poor’ banding in any assessment then:

a.	[*****] shall meet with the senior leaders of the Subcontractor to discuss the performance and set targets for monitoring the required actions for improvement; and

b.	10% of each interim payment shall be deducted for each month that the Subcontractor achieves a ‘C — Poor’ banding in the Safety Assessment (Safety Fee).

S12.11	If [*****] withholds the Safety Fee, the Subcontractor shall be repaid such amounts in the following circumstances:

a.	if the Subcontractor achieves an ‘A — Good’ or ‘B — Satisfactory’ banding in a subsequent Safety Assessment, [*****] may in its absolute discretion release up to 50% of the Safety Fee;

b.	if the Subcontractor achieves an ‘A — Good’ or ‘B — Satisfactory’ banding in 2 consecutive months in the Safety Assessment, [*****] may in its absolute discretion release the balance of the Safety Fee; or

c.	in the calculation of the final account if [*****] still holds any amounts related to the Safety Fee, it may in its absolute discretion decide to release such amounts to the Subcontractor.

S12.12	If the Subcontractor achieves a ‘C — Poor’ banding in 3 consecutive months then [*****], in its absolute discretion, may deduct the amount of the Safety Fee from the Subcontract Value and the Subcontractor shall not be entitled to be repaid such amounts.

S12.13	The Safety Team are always available to help any Subcontractor who needs assistance understanding what the minimum safety requirements are.

S12.14	The below sets out a sample of the Safety Assessment Form. The form and nature of the Safety Assessment may be amended by [*****] at any time in its absolute discretion.

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ANNEXURE H - SUB-CONTRACT PRICE TABLE

Sub-Contract Price Table:

(Part 2 Conditions — Third Schedule)

Refer to the Bill of Quantities enclosed on next pages.

INTEGRATED SECURITY MANAGEMENT SYSTEM	SUBCONTRACT SUM

Item	Description	Amount (HKD)
A	Preliminaries	830,000.00
B	Bill No. 5.18 Integrated Security Management System (ISMS) Installation (NAB)
B.1	Bill No. 5.18 Integrated Security Management System - Equipment	31,307,904.00
B.2	Bill No. 5.18 Electric Power Supply, Control Circuits & Signal Cable	31,358,505.00
B.3	Bill No. 5.18 General Works	149,962.00
C	Bill No. 5.18 Carpark Management System Installation (Carpark)
C.1	Bill No. 5.18 Carpark Management System - Equipment	3,030,410.00
C.2	Bill No. 5.18 Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable	900,646.00
C.3	Bill No. 5.18 Carpark Management System - General Works	29,100.00
D	Bill No. 7.11 Integrated Security Management System Installation (132kV Substation)
D.1	Bill No. 7.11 ISMS Installation at 132kV Substation - Equipment	57,758.00
D.2	Bill No. 7.11 ISMS Installation at 132kV Substation - Electric Power Supply, Control Circuits & Signal Cable	27,063.00
D.3	Bill No. 7.11 ISMS Installation at 132kV Substation - General Works	48,500.00

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 97

WORKS CONTRACT

ANNEXURES

E	Maintenance (Rates Only)	-
F	Daywork (Rates Only)	-
G	Secondary fix for Trunking/Conduits/Boxes/Etc.	10,000,000.00
	TOTAL SUBCONTRACT SUM	77,739,848.00

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 98

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Amount (HKD)
	SUMMARY
A	Preliminaries	830,000.00
B	Bill No. 5.18 Integrated Security Management System (ISMS) Installation
B.1	Bill No. 5.18 Integrated Security Management System - Equipment	31,307,904.00
B.2	Bill No. 5.18 Electric Power Supply, Control Circuits & Signal Cable	31,358,505.00
B.3	Bill No. 5.18 General Works	149,962.00
C	Bill No. 5.18 Carpark Management System Installation
C.1	Bill No. 5.18 Carpark Management System - Equipment	3,030,410.00
C.2	Bill No. 5.18 Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable	900,646.00
C.3	Bill No. 5.18 Carpark Management System - General Works	29,100.00
D	Bill No. 7.11 Integrated Security Management System (ISMS) Installation at 132kV Substation
D.1	Bill No. 7.11 ISMS Installation at 132kV Substation - Equipment	57,758.00
D.2	Bill No. 7.11 ISMS Installation at 132kV Substation - Electric Power Supply, Control Circuits & Signal Cable	27,063.00
D.3	Bill No. 7.11 ISMS Installation at 132kV Substation - General Works	48,500.00
E	Maintenance (Rates Only)	-
F	Daywork: Management, Staff, Labour and Plant (Rates Only)	-
G	Secondary fix for Trunking/Conduits/Boxes/Etc.	10,000,000.00

GRAND TOTAL:		77,739,848.00

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	PRELIMINARIES
A	Provision of Performance Bond, Insurance, Levies, etc.	1	Item	95,000.00	95,000.00
B	Management and Supervision Cost; (full time competent manager, designer, engineer, site supervisor, coordinator, QA/QC, safety officer, document controller, etc.)	1	Item	95,000.00	95,000.00
C	BIM coordinator, BIM modeller, Drafter and submission of shop drawings	1	Item	45,000.00	45,000.00
D	Mobilisation and demobilisation of the Subcontractor's plant and staff	1	Item	45,000.00	45,000.00
E	Site office establishment, running cost and staff & workers accomodation	1	Item	45,000.00	45,000.00
F	Fabrication, Storage Yard and transportation of plant and materials	1	Item	45,000.00	45,000.00
G	Tools, plant, machinery, logistic and transportation	1	Item	45,000.00	45,000.00
H	Mobile scaffold (up to 4 mH) and Fork Lifter w/ competent driver		Item	-	-
J	Works Method Statement, Material Submission, Sample, Mock-up, etc. to be submitted and approved prior to installation at site	1	Item	45,000.00	45,000.00
K	Attend site meeting, coordination meeting, provide monthly progress report complete with photographs and the like	1	Item	45,000.00	45,000.00
L	Liaison with government agencies, statutory authorities, submission and all necessary inspection, attendance to obtain approval and certificates of works	1	Item	45,000.00	45,000.00
M	Inspection, setting out to work, testing and commissioning of the complete ISMS & Carpark Management System Installation	1	Item	45,000.00	45,000.00
N	Allow for marking the position of holes, openings, chases and provide pipe sleeves, fire sealant and making good for all services penetration in the structure as described	1	Item	45,000.00	45,000.00
P	Painting of ISMS & Carpark Management System Installation as required in the specification, coding, manufacturer's name plates, tagging, labels and other related to the subcontract works	I	Item	45,000.00	45,000.00
Q	Allow for utilities during construction and testing & commissioning (water & electricity for works related to the Subcontract scope)	1	Item	45,000.00	45,000.00
R	Full protection of subcontract works during installation period and cleaning of completed works prior to final hand-over	I	Item	45,000.00	45,000.00
S	Cleaning & disposal of debris, rubbish and scrap generated by the subcontract works	1	Item	10,000.00	10,000.00
T	Submission of as-built drawing, provision of O&M manual and provide training to the operation team and end user prior to hand-over	1	Item	45,000.00	45,000.00
U	Provision of Warranties and 12 months Defects Liability Period (DLP)	I	Item	-	Included
V	Provision of Spare Parts & Maintenance during Defects Liability Period (DLP)	1	Item	-	Included

TO BILL SUMMARY:					830,000.00

Preliminaries / I

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	Equipment and accessories; complete with all detail and necessary components;
	including all cables and conduit connections to power points, fixing and supports;
	all as described
A	ISMS workstation.	4	No.	25,000.00	100,000.00
B	ISMS server (duty).	1	No.	100,146.00	100,146.00
C	ISMS server (redundant).	1	No.	100,146.00	100,146.00
D	Server farm switch; with 2-hour UPS.	2	No.	92,150.00	184,300.00
E	CCTV control workstation.	2	No.	16,500.00	33,000.00
F	Watchman tour system workstation.	1	No.	16,500.00	16,500.00
G	Watchman tour and emergency call bell system server.	1	No.	20,000.00	20,000.00
H	Video management server and 30 days RAID-6 storage server (duty).	1	No.	1,574,892.00	1,574,892.00
I	Video management server and 30 days RAID-6 storage server (redundant).	1	No.	70,000.00	70,000.00
	Equipment and accessories; complete with all detail and necessary components;
	including all cables and conduit connections to power points, fixing and supports;
	all as described
J	Public accessible toilet emergency call control panel.	1	No.	18,000.00	18,000.00
K	Core switch; with 2-hour UPS.	2	No.	87,300.00	174,600.00
L	Distribution switch; with 2-hour UPS.	2	No.	90,120.00	180,240.00
M	Non-PoE edge switch; with 2-hour UPS.	115	No.	10,000.00	1,150,000.00
N	PoE edge switch; with 2-hour UPS.	259	No.	10,000.00	2,590,000.00
0	Patch panel.	180	No.	1,188.00	213,840.00
P	48 Port fibre patch panel.	147	No.	2,376.00	349,272.00
Q	24 Port fibre patch panel.	200	No.	1,331.00	266,200.00

CARRIED TO COLLECTION:					7,141,136.00

Bill No. 5.18 Integrated Security Management System - Equipment / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Equipment and accessories; complete with all detail and necessary components;
	including all cables and conduit connections to power points, fixing and supports;
	all as described (Cont’d)
A	Video wall controller.	21	No.	30,000.00	630,000.00
B	50” 1080p TV screen.	42	No.	3,298.00	138,516.00
C	Card reader.	3,412	No.	950.00	3,241,400.00
D	Card reader for ISMS workstation.	2	No.	1,552.00	3,104.00
E	TCP / IP type downloader.	1	No.	1,794.00	1,794.00
F	Printer.	4	No.	1,164.00	4,656.00
G	Data acquisition unit for watchman tour system.	10	No.	2,500.00	25,000.00
H	Door control unit.	4,547	No.	1,800.00	8,184,600.00
I	Fibre termination box.	3	No.	2,134.00	6,402.00
J	Fixed dome type CCTV camera.	2,858	No.	1,456.00	4,161,248.00
K	Fixed dome type CCTV camera; weatherproof and vandal proof type.	29	No.	1,406.00	40,774.00
L	Master video door phone.	269	No.	5,000.00	1,345,000.00
M	Video door phone.	64	No.	3,700.00	236,800.00
N	Emergency call point; weatherproof type.	124	No.	550.00	68,200.00
0	Wireless watchman tour check point.	484	No.	350.00	169,400.00
P	Panic alarm panel with visual and audio alarm.	4	No.	13,580.00	54,320.00
Q	Alarm input module.	124	No.	1,000.00	124,000.00
R	Panic alarm repeater panel.	322	No.	550.00	177,100.00
S	Panic alarm button.	322	No.	485.00	156,170.00
T	Panic alarm indicator.	113	No.	350.00	39,550.00
U	Vibration sensor.	5	No.	800.00	4,000.00
V	Key override switch.	488	No.	.00	268,400.00

CARRIED TO COLLECTION:					19,080,434.00

Bill No. 5.18 Integrated Security Management System - Equipment / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Equipment and accessories; complete with all detail and necessary components;
	including all cables and conduit connections to power points, fixing and supports;
	all as described (Cont’d)
A	Dual tech microwave / passive infra-red motion detector.	4	No.	800.00	3,200.00
B	PoE fiber converter.	5	No.	3,880.00	19,400.00
C	Magnetic door contact.	3,843	No.	350.00	1,345,050.00
D	Door release button.	1,414	No.	340.00	480,760.00
E	Emergency breakglass unit for door release.	4,467	No.	340.00	1,518,780.00
F	Motion sensor.	391	No.	350.00	136,850.00
G	Hand sensor.	2,447	No.	350.00	856,450.00
H	RFID sensor.	280	No.	350.00	98,000.00
I	Kick button.	369	No.	350.00	129,150.00
J	Keypad.	187	No.	388.00	72,556.00
K	Bedhead unit.	138	No.	951.00	131,238.00
L	Disable call indicator with buzzer in public accessible toilet.	138	No.	350.00	48,300.00
M	Emergency call button in public accessible toilet; weatherproof type.	138	No.	350.00	48,300.00
N	Reset button.	138	No.	350.00	48,300.00
O	2-Hour uninterrupted power supply (UPS) unit.	5	No.	30,000.00	150,000.00

CARRIED TO COLLECTION:					5,086,334.00

Bill No. 5.18 Integrated Security Management System - Equipment 3

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	COLLECTION
	Brought Forward From Page;
	Bill No. 5.18 Integrated Security Management System - Equipment / 1				7,141,136.00
	Bill No. 5.18 Integrated Security Management System - Equipment / 2				19,080,434.00
	Bill No. 5.18 Integrated Security Management System - Equipment / 3				5,086,334.00

TO BILL SUMMARY:					31,307,904.00

Bill No. 5.18 Integrated Security Management System - Equipment / 4

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, function boxes; including fittings. fixings and accessories; as described
	Approved type single mode optical fibre cable; LSOH; from server farm switch to
A	ISMS server.	4	No.	1,500.00	6,000.00
B	Server farm switch.	2	No.	1,500.00	3,000.00
C	Watch tour and emergency call bell system server.	2	No.	1,500.00	3,000.00

CARRIED TO COLLECTION:					12,000.00

Bill No. 5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, function boxes; including fittings. fixings and accessories; as described
	(Cont’d)
	Approved type single mode optical fibre cable; LSOH; from server farm switch to
	(Cont’d)
A	Video management server.	4	No.	1,261.00	5,044.00
B	Core switch.	4	No.	1,261.00	5,044.00
	Approved type single mode optical fibre cable; LSOH; from core switch to
C	Core switch.	2	No.	1,261.00	2,522.00
D	Distribution switch.	4	No.	1,261.00	5,044.00
	Approved type single mode optical fibre cable; LSOH; from distribution switch to
E	Distribution switch.	2	No.	1,229.00	2,522.00
F	48 Port fibre patch panel.	4	No.	1,229.00	5,044.00
	Approved type single mode optical fibre cable; LSOH; from non-PoE edge switch
	to
G	Non-PoE edge switch.	2	No.	1,261.00	2,522.00
H	48 Port fibre patch panel.	4	No.	1,261.00	5,044.00
I	24 Port fibre patch panel.	400	No.	1,261.00	504,400.00
	Approved type single mode optical fibre cable; LSOH; from 24 port fibre patch
	panel to
J	Non-PoE edge switch.	228	No.	1,261.00	287,508.00
K	PoE edge switch.	518	No.	1,261.00	653,198.00

CARRIED TO COLLECTION:					1,477,892.00

Bill No. 5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings. fixings and accessories; as described
	(Cont’d)
	Approved type signal cable; LSOH; from door control unit to
A	Card reader.	3,412	No.	929.00	3,169,748.00
B	Magnetic door contact.	3,843	No.	929.00	3,570,147.00
C	Electro-magnetic door lock.	1,972	No.	929.00	1,831,988.00
D	Door release button.	1,414	No.	929.00	1,313,606.00
E	Emergency breakglass unit for door release.	4,467	No.	929.00	4,149,843.00
F	Motion sensor.	391	No.	1,229.00	480,539.00
G	Hand sensor.	2,447	No.	1,229.00	3,007,363.00
H	RFID sensor.	280	No.	1,229.00	344,120.00
I	Kick button.	369	No.	929.00	342,801.00
J	Keypad.	187	No.	929.00	173,723.00
	Approved type signal cable; LSOH; from alarm input module to
K	Vibration sensor.	5	No.	929.00	4,645.00
L	Key override switch.	488	No.	340.00	165,920.00
M	Dual teck microwave / passive infrared motion detector.	4	No.	340.00	1,360.00
N	Panic alarm panel with visual and audio alarm.	4	No.	340.00	1,360.00
O	Panic alarm repeater panel.	322	No.	340.00	109,480.00
P	Panic alarm button.	322	No.	340.00	109,480.00
Q	Panic alarm indicator.	113	No.	340.00	38,420.00
	Approved type signal cable; LSOH; from junction box to
T	Card reader.	11	No.	340. t 1	3,740.00

CARRIED TO COLLECTION:					18,818,283.00

Bill No. 5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 3

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings. fixings and accessories; as described
	(Cont’d)
	Approved type CAT6 UTP cable; LSOH; from ISMS workstation to
A	Non-PoE edge switch.	2	No.	665.00	1,330.00
B	Network security controller.	9	No.	665.00	5,985.00
C	Card reader.	2	No.	665.00	1,330.00
	Approved type CAT6 UTP cable; LSOH; from CCTV workstation to
D	Video wall controller.	42	No.	665.00	27,930.00
	Approved type CAT6 UTP cable; LSOH; from watchman tour system
	workstation to
E	Non-PoE edge switch.	I	No.	665.00	665.00
F	TCP / IP type downloader.	1	No.	665.00	665.00
	Approved type CAT6 UTP cable; LSOH; from non-PoE edge switch to
G	Public accessible toilet emergency call control panel.	1	No.	665.00	665.00
H	Network security controller.	450	No.	665.00	299,250.00
I	Video wall controller.	42	No.	665.00	27,930.00
J	Printer.	4	No.	665.00	2,660.00
	Approved type CAT6 UTP cable; LSOH; from PoE edge switch to
K	Patch panel.	180	No.	665.00	119,700.00
L	Junction box.	8	No.	665.00	5,320.00
	Approved type CAT6 UTP cable; LSOH; from network security controller to
M	Door control unit.	4,547	No.	950.00	4,319,650.00
N	Alarm input module.	124	No.	950.00	117,800.00
I	Bedhead unit.	138	No.	950.00	131,100.00
D

CARRIED TO COLLECTION:					5,061,980.00

Bill No. 5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 4

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Cont’d)
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISNIS) (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings. fixings and accessories; as described
	(Cont’d)
	Approved type CAT6 UTP cable; LSOH; from door unit controller to
A	Junction box.	8	No.	665.00	5,320.00
	Approved type CAT6 UTP cable; LSOH; from bedhead unit to
B	Reset button.	138	No.	665.00	91,770.00
C	Disabled call indicator with buzzer in public accessible toilet.	138	No.	665.00	91,770.00
D	Emergency call button in public accessible toilet.	138	No.	665.00	91,770.00
	Approved type CAT6 UTP cable; LSOH; from patch panel to
E	CCTV.	2,887	No.	665.00	1,919,855.00
F	Video door phone.	64	No.	665.00	42,560.00
G	PoE fibre converter.	5	No.	665.00	3,325.00
	Approved type CAT6 UTP cable; LSOH; from video door phone to
H	Master video door phone.	269	No.	665.00	178,885.00
	Approved type HDNII cable; from video wall controller to
I	50” TV screen.	42	No.	665.00	27,930.00
	Approved cable; from locally mounted fused spur unit / power supply point to
J	ISMS workstation.	4	No.	665.00	2,660.00
K	ISMS server.	2	No.	665.00	1,330.00
L	Server farm switch.	2	No.		-
M	CCTV control workstation.	2	No.	800.00	1,600.00
N	Watchmen tour system workstation.	1	No.	665.00	665.00
O	Watchman tour and emergency call belli system server.	I	No.	665.00	665.00
P	Emergency call control panel.	2	No.	665.00	1,330.00
Q	Video management server.	1	No.	665.00	665.00

CARRIED TO COLLECTION:					2,462,100.00

Bill No. 5. l8 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 5

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION (Conti)!
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS) (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings. fixings and accessories; as described
	(Cont’d)
	Approved cable; from locally mounted fused spur unit / power supply point to
	(Cont’d)
A	Core switch.	2	No.	650.00	1,300.00
B	Distribution switch.	2	No.	650.00	1,300.00
C	Non-PoE edge switch.	115	No.	650.00	74,750.00
D	Video wall controller.	21	No.	650.00	13,650.00
E	50” 1080p TV screen.	39	No.	650.00	25,350.00
F	TCP / IP type downloader.	1	No.	650.00	650.00
G	Printer.	4	No.	650.00	2,600.00
I-1	Network security controller.	447	No.	650.00	290,550.00
I	Door control unit.	4,66	No.	650.00	3,032,250.00
J	Alarm input module.	124	No.	650.00	80,600.00
K	Fibre converter.	5	No.	650.00	3,250.00

CARRIED TO COLLECTION:					3,526,250.00

Bill No. 5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 6

	BILL OF QUANTITIES 5.18 & 7.11 - INNIS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION
	Brought Forward From Page;
	Bill No.5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 1				12,000.00
	Bill No.5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 2				1,477,892.00
	Bill No.5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 3				18,818,283.00
	Bill No.5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 4				5,061,980.00
	Bill No.5.I8 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 5				2,462,100.00
	Bill No.5.18 ISMS - Electric Power Supply, Control Circuits & Signal Cable / 6				3,526,250.00

TO BILL SUMMARY :					31,358,505.00

Bill No.5.18 Electric Power Supply, Control Circuits & Signal Cable / 7

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HIM)
	5.18 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	GENERAL WORKS
A	Allow for coordination works for interfacing with cables and network connection to link bridge.	1	Item	7,760.00	7,760.00
B	Allow for coordination works for interfacing with cables and network connection to tunnel.	1	Item	7,760.00	7,760.00
C	Allow for reserving interfacing with CCMS, baby tagging system and carpark management system.	I	Item	7,760.00	7,760.00
D	Allow for coordination with lift contractor for interfacing at junction box.	1	Item	2,910.00	2,910.00
E	Allow for providing access cards printing machine; as described.	I	Item	7,760.00	7,760.00
F	Allow for providing operator’s workstation; as described.	1	Item	4,850.00	4,850.00
G	Allow for providing a total of 8,000 pieces smart card type staff access cards; as described.	1	Item	87,300.00	87,300.00
Fl	Allow for providing system support software; as described.	1	Item	4,850.00	4,850.00
I	Allow for providing surge protection for data lines; as described.	I	Item	9,506.00	9,506.00
J	Allow for providing all neccessary control room equipment and accessories; as described.	1	Item	9,506.00	9,506.00

CARRIED TO COLLECTION :					149,962.00

Bill No.5.I8 ISMS Installation - General Works / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION

	Brought Forward From Page.
	Bill No. 5.18 ISMS Installation - General Works / 1				149,962.00

TO BILL SUMMARY :					149,962.00
Bill No.5.18 ISMS Installation - General Works / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	CARPARK MANAGEMENT SYSTEM
	Equipment and accessories complete with all detailed and necessary components.
	including all cables and conduit connections to power points. fixing and supports,
	all as described
A	Carpark management system workstation.	1	No.	22,310.00	22,310.00
B	Carpark management and carpark guidance system server.	1	No.	100,000.00	100,000.00
C	Car guidance and vehicle finding system workstation.	1	No.	29,100.00	29,100.00
D	Server farm switch; with 2-hour UPS.	2	No.	72,245.00	144,490.00
E	Core switch, with 2-hour UPS.	2	No.	95,060.00	190,120.00
F	Distribution switch, with 2-hour UPS.	2	No.	95,060.00	190,120.00
G	Non-PoE Edge switch, with 2-hour UPS.	2	No.	12,125.00	24,250.00
H	Carpark controller.	4	No.	5,000.00	20,000.00
I	Car location lookup (carpark kiosk).	3	No.	65,960.00	197,880.00
J	Printer.	I	No.	2,425.00	2,425.00
K	Master video type intercom unit.	I	No	4,850.00	4,850.00
L	Remote on/off button for barrier gate.	I	No.	49.00	49.00
M	Network interface.	1	No.	970.00	970.00
N	Carpark entrance / exit unit, complete with controller for access control card reader, octopus reader, E-payment card reader, supporting and fixing accessories.	6	No.	40,740.00	244,440.00
O	Long range card reader.	6	No.	8,000.00	48,000.00
P	Carpark extrance / exit drop bar barrier, complete with infrared safety sensor and receiver with rain cover, emergency stop, LED strip (drop bar) and embedded manual control panel, supportingand fixing accessories.	6	No.	11,407.00	68,442.00
Q	Underground vehicle induction loop detector.	12	No.	3,802.00	45,624.00

CARRIED TO COLLECTION :					1,333,070.00

Bill No.5.18 ISMS Installation - Carpark Management System - Equipment / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION (Cont’d)
	CARPARK MANAGEMENT SYSTEM (Cont’d)
	Equipment and accessories complete with all detailed and necessary components.
	including all cables and conduit connections to power points. fixing and supports,
	all as described
A	Pole for cameras and flood light, complete with mounting frame, base plate and fixing accessories.	6	No.	3,298.00	19,788.00
B	Camera for capturing vehicle image.	12	No.	1,711.00	20,532.00
C	Licence plate recognition CCTV camera at entrance and exit; weatherproof type to IP65.	6	No.	7,760.00	46,560.00
D	Flood light.	6	No.	2,910.00	17,460.00
E	Manual barriers control panel.	6	No.	2,910.00	17,460.00
F	Carpark lot display.	1	No.	32,600.00	32,600.00
G	Audio and visual indicator.	6	No.	1,200.00	7,200.00
H	16 Channel NVR.	1	No.	6,305.00	6,305.00
I	Monitor for CCTV.	1	No.	4,365.00	4,365.00
J	Carpark zone controller with PoE edge switch.	25	No.	1,940.00	48,500.00
K	Parking space guidance camera.	501	No.	2,500.00	1,252,500.00
L	Empty parking space indication board.	30	No.	7,469.00	224,070.00

CARRIED TO COLLECTION :					1,697,340.00

Bill No.5.18 ISMS Installation - Carpark Management System - Equipment 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION

	Brought Forward From Page;
	Bill No.5.18 ISMS Installation - Carpark Management System - Equipment / 1				1,333,070.00
	Bill No.5.18 ISMS Installation - Carpark Management System - Equipment / 2				1,697,340.00

TO BILL SUMMARY :					3,030,410.00

Bill No.5.18 ISMS Installation - Carpark Management System - Equipment / 3

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (111(D)	Amount (141(D)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Works, Building Services Installation and Specification and priced accordingly.
	CARPARK MANAGEMENT SYSTEM
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings, fixings and accessories; as described

	Approved type single mode optical fibre cable; LSOH; from carpark management and guidance system server to
A	Server farm switch.	2	No.	1,000.00	2,000.00
	Approved type single mode optical fibre cable; LSOH; from server farm switch to
B	Server farm switch.	2	No.	1,000.00	2,000.00
C	Core switch	4	No.	1,000.00	4,000.00
	Approved type single mode optical fibre; LSOH; from core switch to
D	Core switch.	2	No.	1,000.00	2,000.00
E	Distribution switch.	4	No.	1,000.00	4,000.00

CARRIED TO COLLECTION :					14,000.00

Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (111(D)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION (Cont’d)
	CARPARK MANAGEMENT SYSTEM (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings, fixings and accessories; as described
	(Cont’d)
	Approved type single mode optical fibre; LSOH; from distribution switch to
A	Distribution switch.	2	No.	1,000.00	2,000.00
B	Non-PoE edge switch.	2	No.	1,000.00	2,000.00
	Approved type signal cable; LOSH; from carpark controller to
C	Remote on/off button for barrier gate.	1	No.	1,940.00	1,940.00
D	Carpark entrance / exit unit	6	No.	1,940.00	11,640.00
	Approved type signal cable; from entrance / exit control unit to
E	Drop bar barrier.	6	No.	1,940.00	11,640.00
F	Underground vehicle induction loop detector.	12	No.	1,940.00	23,280.00
G	Card reader.	6	No.	1,940.00	11,640.00
	Approved type CAT6 UTP cable; LSOH; from core switch to
H	Non-PoE edge switch.	2	No.	1,000.00	2,000.00
	Approved type CAT6 UTP cable; LSOH; from non-PoE edge switch to
I	Carpark management system workstation.	2	No.	800.00	1,600.00
J	Car guidance and vehicle finding system workstation.	2	No.	800.00	1,600.00
K	Carpark controller.	4	No.	800.00	3,200.00
L	Car location lookup (carpark kiosk).	3	No.	800.00	2,400.00
M	Master video type intercom unit.	I	No.	800.00	800.00
N	Printer.	1	No.	800.00	800.00
O	Interfacing point for ISMS system.	1	No.	800.00	800.00
P	Camera for capturing vehicle image.	12	No.	1,802.00	21,624.00
Q	Licence plate recognition CCTV camera.	6	No.	1,802.00	10,812.00
R	16 Channel NVR.	1	No.
				8	800.00

CARRIED TO COLLECTION :					110,576.00

Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION (Cont’d)
	CARPARK MANAGEMENT SYSTEM (Cont’d)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings, fixings and accessories; as described
	(Cont’d)
	Approved type CAT6 UTP cable; LSOH; from non-PoE edge switch to (Cont’d)
A	16 Channel NVR.	1	No.	1,901.00	1,901.00
B	Interfacing point for direct line for credit card / octopus card / electronic mobile payment.	6	No.	1,358.00	4,800.00
C	Carpark lot display.	I	No.	1,426.00	800.00
D	Carpark zone controller with PoE edge switch.	25	No.	1,261.00	20,000.00
	Approved type CAT6 UTP cable; LSOH; from network interface to
E	Interfacing point of real time parking availability data of capark.	1	No.		800.00
F	Empty parking space indication board.	30	No.	1,426.00	40,740.00
	Approved type cable; from carpark zone controller to
G	Flood light.	6	No.	1,426.00	8,556.00
H	Parking space guidance camera.	501	No.	800.00	631,761.00
	Approved type cable; from entrance / exit unit to
I	Audio and visual indicator.	6	No.	800.00	8,556.00
	Approved type cable; from 16 channel NVR to
J	Monitor for CCTV.	1	No.	800.00	800.00
	Approved type signal cable; from manual barriers control panel to
K	Drop bar barrier.	6	No.	800.00	8,556.00
	Approved cable; from locally mounted fused spur unit / power supply point to
L	Capark mangement system workstation.	1	No.	800.00	800.00
M	Carpark management and carpark guidance system server.	1	No.	800.00	800.00
N	Car guidance and vehicle finding system workstation.	1	No.	800.00	800.00
O	Server farm switch.	2	No.	800.00	1,600.00

CARRIED TO COLLECTION :					731,270.00

Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 3

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (III(D)	Amount (HICD)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION (Cont’d)
	CARPARK MANAGEMENT SYSTEM (Coned)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings, fixings and accessories; as described
	(Cont’d)
	Approved cable; from locally mounted fused spur unit / power supply point to
A	Core switch.	2	No.	800.00	1,600.00
B	Distribution switch.	2	No.	800.00	1,600.00
C	Non-PoE edge switch.	2	No.	800.00	1,600.00
D	Car location lookup (carpark kiosk).	3	No.	800.00	2,400.00
E	Printer.	1	No.	800.00	800.00
F	Master video type intercom unit.	1	No.	800.00	800.00
G	Carpark entrance / exit unit.	3	No.	800.00	2,400.00
H	Carpark entrance / exit drop bar barrier.	3	No.	800.00	2,400.00
I	Manual barriers control panel.	3	No.	800.00	2,400.00
J	Carpark lot display.	1	No.	800.00	800.00
K	Audio and visual indicator.	3	No.	800.00	2,400.00
L	16 Channel NVR.	1	No.	800.00	800.00
M	Monitor for CCTV.	I	No.	800.00	800.00
N	Empty parking space indication board.	30	No.	800.00	24,000.00

CARRIED TO COLLECTION :					44,800.00

Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 4

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (IIKD)	Amount (11KD)

	COLLECTION
	Brought Forward From Page
	Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 1				14,000.00
	Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 2				110,576.00
	Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 3				731,270.00
	Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 4				44,800.00

TO BILL SUMMARY :					900,646.00

Bill No.5.18 ISMS - Carpark Management System - Electric Power Supply, Control Circuits & Signal Cable / 5

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (111(D)	Amount (HKU)
	5.18 - CARPARK MANAGEMENT SYSTEM INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	CARPARK MANAGEMENT SYSTEM
	GENERAL WORKS
A	Allow for providing all facilities and supports for interfacing with intergrated security management system system (ISMS); as described.	I	Item	9,700 00	9,700.00
B	Allow for providing all facilities and supports for interfacing with public Internet website via Hospital IT network; as described.	I	Item	9,700 00	9 700 00
C	Allow for reserving connection to existing block.	I	Item	9,700 00	9,700 00

CARRIED TO COLLECTION :					29,100.00

Bill No.5.I8 ISMS - Carpark Management System - General Works / I

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION
	Brought Forward From Page
	Bill No.5.18 ISMS - Carpark Management System - General Works / 1				29,100 00

TO BILL SUMMARY :					29,100.00

Bill No.5.18 ISMS - Carpark Management System - General Works / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	7.11 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION AT 132kV SUBSTATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	Equipment and accessories; complete with all detail and necessary components;
	including all cables and conduit connections to power points, fixing and supports;
	all as described
A	ISMS floor standing panel.	1	No.	14,550.00	14,550.00
B	Card reader.	1	No.	824.00	14,008.00
C	CCTV camera.	7	No.	1,500.00	10,500.00
D	Magnetic door contact.	7	No.	550.00	9,350.00
E	Door release button.	1	No.	550.00	9,350.00
		7
		17

CARRIED TO COLLECTION :					57,758.00

Bill No.7.11 ISMS Installation at 132kV Substation - Equipment / I

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION
	Brought Forward From Page;
	Bill No.7.11 ISMS Installation at 132kV Substation - Equipment / 1				57,758.00

TO BILL SUMMARY :					57,758.00

Bill No.7.11 ISMS Installation at 132kV Substation - Equipment / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (MU))
	7.11 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION AT 132kV SUBSTATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	Electric power supply and control circuits; complete with approved cable types
	and sizes, cable containment, drawing into and including conduits and/or flexible
	conduits, junction boxes; including fittings, fixings and accessories; as described
	Approved type signal cable; LSOH; from ISMS control panel to
A	Card reader.	17	No.	291.00	4,947.00
B	Magnetic door contact.	17	No.	291.00	4,947.00
C	Door release button.	17	No.	291.00	4,947.00
	Approved type CAT6 UTP cable; LSOH; from ISMS workstation to
D	CCTV camera.	7	No.	1,455.00	10,185.00
	Approved cable; from locally mounted fused spur unit / power supply point to
E	CCTV camera.	7	No.	291.00	2,037.00

CARRIED TO COLLECTION :					27,063.00

Bill No.7.11 ISMS Installation at 132kV Substation - Electric Power Supply, Control Circuits & Signal Cable / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	COLLECTION
	Brought Forward From Page;
	Bill No. 7.11 ISMS Installation at 132kV Substation - Electric Power Supply, Control Circuits & Signal Cable / 1				27,063.00

TO BILL SUMMARY :					27,063.00

Bill No.7.11 ISMS Installation at 132kV Substation - Electric Power Supply, Control Circuits & Signal Cable / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	7.11 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION AT 132kV SUBSTATION
	Notes:
	1. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	GENERAL WORKS
A	Allow for providing access cards printing machine; as described.	1	Item	19,400.00	19,400.00
B	Allow for providing system support software; as described.	1	Item	0	9,700.00
C	Allow for providing surge protection for data lines; as described.	1	Item	9,700.00	9,700.00
D	Allow for providing all neccessary control room equipment and accessories; as described.	1	Item	9,700.00	9,700.00
				9,700.00

CARRIED TO COLLECTION :					48,500.00

Bill No.7.11 ISMS Installation at 132kV Substation - General Works / I

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (111(D)

	COLLECTION
	Brought Forward From Page
	Bill No.7.11 ISMS Installation at 132kV Substation - General Works / I				48,500.00

TO BILL SUMMARY :					48,500.00

Bill No.7.11 ISMS Installation at 132kV Substation - General Works / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)
	5.18 & 7.11 - INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	INSTALLATION
	Notes:
	I. The Tenderer shall refer to the Preambles applicable to the Steel and Metal Work s, Building Services Installation and Specification and priced accordingly.
	INTEGRATED SECURITY MANAGEMENT SYSTEM (ISMS)
	CONTAINMENT WORKS
A	Secondary fix for Trunking/Conduits/Boxes/Etc.	1	Item	10,000,000.00	10,000,000.00

CARRIED TO COLLECTION :					10,000,000.00

Bill No.5.18 & 7.11 ISMS Installation - Containment Works / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (11I(D)	Amount (HKD)

	COLLECTION
	Brought Forward From Page:
	Bill No.5.18 & 7.11 ISMS Installation - Containment Works / 1				10,000,000.00

TO BILL SUMMARY :					10,000,000.00

Bill No.5.18 & 7.11 ISMS Installation - Containment Works / 2

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (111(D)	Amount (111{D)

	SCHEDULE OF ANNUAL RATES FOR MAINTENANCE SERVICE OVER
	FIVE - YEAR PERIOD
A	Year 1 - 1st Year (During DLP)	1	Year		Inc. in Prelims
B	Year 2 - 2nd Year (After Expiry of DLP)		Year	1,680,000.00	-
C	Year 3 - 3rd Year (After Expiry of DLP)		Year	1,680,000.00	-
D	Year 4 - 4th Year (After Expiry of DLP)		Year	1,680,000.00	-
E	Year 5 - 5th Year (After Expiry of DLP)		Year	1,680,000.00	-

TO BILL SUMMARY :					-

Maintenance Rate / 1

	BILL OF QUANTITIES 5.18 & 7.11 - ISMS INSTALLATION
Item	Description	Quantity	Unit	Rate (HKD)	Amount (HKD)

	SCHEDULE OF DAY WORK RATES FOR:

A	Management and Staff
	Director	1	Day		-
	Manager	1	Day		-
	Engineer	1	Day		-
	Supervisor	1	Day		-
	Safety	1	Day		-
	Quality Control	1	Day		-
	Administrator	1	Day	-	-
	Secretary	1	Day	-	-
	Clerk	1	Day	-	-
	Driver	1	Day	-	-
	etc.	1	Day	-	-
B	Direct Skilled Worker and Labour
	Foreman	1	Day	-	-
	Mechanical Fitter	1	Day	-	-
	Skilled Electrician	1	Day		-
	T&C Technician	1	Day
	Welder	1	Day	-	-
	Carpenter	1	Day	-
	Scaffolder	1	Day		-
	Semi-skilled Labour	1	Day	-	-
	General Labour	1	Day		-
C	Plant
	Scissor Lift	1	Day	-	-
	Lowly	1	Day
	Stationary Platform	1	Day
	Mobuile Crane	1	Day
	Lifter	1	Day	-

TO BILL SUMMARY :					-
Daywork Rate / 1

WORKS CONTRACT

ANNEXURES

ANNEXURE I - RESPONSIBILITY MATRIX

Any Constructional Plant or other facilities not specifically identified in this Schedule as being provided by the Contractor will be provided by the Subcontractor and will be deemed to have been included within the Subcontract Price.

Key:	C - 100% responsibility of the Contractor

S - 100% responsibility of the Subcontractor

Ref	Facilities / Services	Provide by	Cost by	Comment
1	Safety / Environmental / Quality
(a)	General overhead protection	C	C
(b)	Perimeter handrails, To common access areas, General areas	C	C
(c)	Perimeter handrails, Subcontractor specific	S	S
(d)	Health & Safety, Subcontractor specific	S	S
(e)	Health & Safety clothing/PPE	S	S
(f)	Project Uniform	C	S	Provided by Contractor and back- charged to the Subcontractor
(g)	Health & Safety signs — general, exit routes etc.	C	C
(h)	Health & Safety signs — Subcontract specific	S	S
(i)	Fire Extinguishers — General	C	C
(j)	Fire Extinguishers — Subcontract Works related	S	S
(k)	Noise mitigation measure/Noise barrier/control/protection	S	S
(l)	Advanced Safety Induction Training Programme	C	S	Backcharge to Subcontractor for each attendee
(m)	Strive for LIFE safety leadership training	C	S	Backcharge to Subcontractor for each attendee
(m1)	Subcontractor’s Senior Management Attendance to [*****] Safety Leadership Training	C	S	Backcharge to Subcontractor for each attendee
(n)	Appreciation courses, including crane, electrical and scaffold	C	S	Backcharge to Subcontractor for each attendee
(o)	Compliance with the Contractor’s health & safety policy, rules and standards	C	S	Admin charge for Subcontractor’s unsafe act / improper behaviour
(P)	Compliance with the Contractor’s environmental policy, rules and standards	C	S	Charges/levies or removal of personnel from Site for offences
(q)	Compliance with the Contractor’s quality control policy, rules and standards	C	S
(r)	Compliance with the Contractor’s electronic document management system	C	S
(s)	Environment Control Plans	C	C
(t)	Quality Control Plans	S	S
(u)	Occupational, health & safety facilities	S	S

2	Mess Rooms, Sanitary, Accommodation, etc.
(a)	Toilets	C	C
(b)	Washing facilities	C	C
(c)	Drinking water	C	S	To designated points
(d)	Cleaning / Housekeeping to central points	S	S
(e)	First Aid - Site Nurse/Facilities	C	C

Main Works Package 2 (Stage 1) for the New Acute Block of Expansion of [*****] Hospital	Page 99

WORKS CONTRACT

ANNEXURES

Ref	Facilities / Services	Provide by	Cost by	Comment
3	Subcontractor’s Offices/Storage Areas/Access
(a)	Provision of Subcontractors office	S	S	Hard Standing supplied by the Contractor
(b)	Office furniture, desks, copiers, computers, etc.	S	S
(c)	Printing, stationery, office consumables, etc.	S	S
(d)	Tel/Fax/IT connections and calls	S	S
(e)	Electricity consumption	C	S	Consumption from generator will be responsible by subcontractor
(f)	Air Conditioners to stores & offices	S	S
(g)	Office & stores relocations to suit Contractor’s programme	S	S
(h)	Removal of offices & stores at completion	S	S
(i)	Other utility connections	C	C
(j)	Minor haul roads within the Subcontractor’s works area	S	S	Provision, management, maintenance and removal
(k)	Site wheel washing facilities	C	C	Subcontractor will ensure vehicles are clean prior to exiting site
(I)	Provision of storage space on site and/or in the vicinity of site	C	C	Location determined by Contractor
(m)	Storage containers or cages	S	S
(n)	Provision of temporary site access	C	C
(o)	Maintenance of site access	C	C

4	Hoisting Facilities & Loading
(a)	Off loading of materials supplied by Contractor	S	S	Designed point to be determined
(b)	Distribution of materials supplied by Contractor	S	S	Subcontractor to provide labour and banksmen
(c)	Loading and unloading of plant, equipment and materials supplied by Subcontractor including provision of banksman	S	S
(d)	Horizontal and vertical movement of materials	S	S
(e)	Special hoists and cranage	S	S
(f)	Movement of materials from stock or store	S	S
(g)	Working platforms / Scissors lift / Access equipment	S	S
(h)	Safe custody	S	S

5	Water, Power & Lighting
(a)	Provision of Power, temp switchboards at designated points	C	C	Location(s) determined by Contractor.
(b)	Distribution of power from designated point(s) including leads, cables, connections, distribution boxes, panels, switches, etc.	S	S	Electricity consumption fees/charges borne by the Subcontractor
(c)	Power for the Works	C	C	Contractor to provide all necessary temporary power for the Works
(d)	General lighting	C	C
(e)	Task lighting	S	S
(f)	Water to designated points	C	C	Further provisions & locations to be determined by Contractor
(g)	Distribution of water from designated point(s) inc. connections, pipework, discharge pipework, fittings, valves, etc.	S	S

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Ref	Facilities / Services	Provide by	Cost by	Comment
(h)	Nightworks as necessary with associated lightings and noise mitigation measures	S	S
( )	Monthly water consumption charge	C	C

6	Removal of Rubbish & Waste
(a)	Removal to designated rubbish collection points	S	S
(b)	Removal from site	C	C	Unless stated otherwise in the Special Conditions of Subcontract
(c)	Water treatment plant / Sedimentation tank before discharge	C	C
(d)	Wheel washing and attendance	S	S
(e)	Housekeeping workers to be on site full time	S	S
(f)	Cost of moving construction debris arising from the Subcontract Works to designated areas within the site	S	S

7	Security
(a)	General site security	C	C
(b)	Specific work locations, stores, offices & materials	S	S
(c)	Perimeter fence/hoarding to Site	C	C
(d)	Fencing/hoarding to Subcontractor storage areas	S	S	To Contractor’s approval
(e)	ID system for worker control	C	C
(f)	CCTV surveillance to Site	C	C	Subcontractor to provide CCTV for its storage areas and facilities

8	Protection of Works
(a)	General care & protection of Subcontract Works	S	S
(b)	Removal of protection on completion	S	S
(c)	Temporary protection of installed equipment	S	S
(d)	Final cleaning and handover to Contractor	S	S
(e)	Stored materials	S	S

9	Setting Out Works
(a)	Main grid lines and datum	C	C
(b)	Survey / Setting out of Subcontract Works	S	S	The Contractor should provide enough reference data
(c)	Setting out plinth, wall and slab opening, holes, cast-in positions, etc.	S	S	The Subcontractor shall verify the setting out and notify the Contractor 7- days in advance for any amendment before concreting works

10	Insurance
(a)	Contractor All Risk Insurance / Employee’s Compensation Insurance	C	C
(b)	EC Insurance further ‘Top-up’ cover (if required)	S	S
(c)	Plant and equipment insurance	S	S

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Ref	Facilities / Services	Provide by	Cost by	Comment
(d)	Third Party Liability	C	C
(e)	Deductibles	C	S	The deductible of claiming the Contractor’s insurance policy is borne by the Subcontractor
(f)	Non-insurables	S	S

11	General Responsibilities
(a)	Site supervision plan, method statements, daily reports, records and as-built submission	S	S
(b)	Transport of materials & resources	S	S
(c)	Small tools, cutting benches, etc.	S	S
(d)	Testing & certification	S	S	Refer to the Scope of the Subcontractor Works
(e)	Mosquito & pest control within Subcontractor’s site area	S	S
(f)	Temporary traffic management	C	C
(g)	Make good defects	S	S
(h)	Permits and approvals from authorities & utility companies	C	C	Subcontractor to provide full assistance
(i)	Permits and approvals from utility companies	C	C	Subcontractor to provide full assistance
(j)	Co-ordination with other subcontractors	S	S
(k)	Shop drawings and as-built drawings	S	S	Using BIM 3D Model
(I)	Working platforms as required	S	S
(m)	Appointed PE	S	S
( )	Construction Industry Levy	C	C
(n)	Construction Works Registration Ordinance / Levy	S	S
(o)	Provide all necessary personnel to fulfil the Site Supervision Plan requirement in accordance with the relevant Ordinance(s)	S	S

12	Subcontract Specific Items/Special Attendance
(a)	Sampling and testing as required by the Specification	S	S
(b)	Associated mock up as detailed in the Specifications	S	S
(c)	Associated Spares as detailed in the Specifications	S	S

Notes
1	Any facility and/or item not identified in this Schedule or elsewhere in the Subcontract as being provided by the Contractor will be provided by the Subcontractor.
2	This Schedule will be read in conjunction with the other documents forming this Subcontract.

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ANNEXURE J - SCHEDULE OF MAINTENANCE WORKS

The Subcontractor to submit the schedule of routine maintenance works in accordance to the technical specification and to the manufacturer’s maintenance recommendation of the maintenance services to be approved by the Contractor and the Employer

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ANNEXURE K - FORM OF BOND

BY THIS BOND WE, ....................................................whose registered office is situate at ........................................................................... (hereinafter called the “Subcontractor”) and .......................................................................... whose registered office is situate at .......................................................................... Hong Kong (hereinafter called the “Surety”) are held and firmly bound unto [*****] and [*****] trading as [*****] whose registered office is situate at [*****], Hong Kong (hereinafter called “[*****]”) in the sum of Hong Kong Dollar ...................................................... (HK$                         ) for the payment of which sum the Subcontractor and Surety bind themselves their successors and assigns jointly and severally by these presents.

WHEREAS by a contract dated ................................................................ made between [*****] and the Subcontractor (hereinafter called “the Sub-Contract”), [*****] agreed (inter alia) to pay such sum as may be ascertained in accordance with the Sub-Contract in consideration of the Subcontractor agreeing to execute certain works more particularly described in the Sub-Contract.

NOW THE CONDITIONS OF THE ABOVE-WRITTEN BOND ARE:-

1.	Upon first demand in writing made by [*****] upon the Subcontractor and the Surety from time to time or at any time hereunder, the Subcontractor or Surety shall forthwith without proof or further conditions on the part of [*****] and notwithstanding any contestation or protest by the Subcontractor or the Surety or by any third party, pay to [*****] the sum mentioned in the said demand. Provided that the total of all demands so made shall not exceed the sum of Hong Kong Dollars ................................................................... (HK$ ).

2.	The obligations of the Subcontractor and the Surety hereunder shall remain in full force and effect and shall not be affected or discharged by any alteration to the terms of the Sub-Contract made by agreement between [*****] and Subcontractor in the extent or nature of the works to be carried out thereunder and the Subcontractor’s and Surety’s obligations hereunder shall not be affected or discharged by any allowance of time being given to the Subcontractor or by any other indulgence or concession to the Subcontractor or by any forbearance forgiveness or any other thing done, omitted or neglected to be done under the Sub-Contract or by any other bond, security or guarantee now or hereafter held by [*****] for all or any part of the obligations of the Subcontractor under the Sub-Contract or by the release or waiver of any such bond, security or guarantee.

3.	The obligations of the Subcontractor and the Surety hereunder shall be continuing and shall remain in operation until all monies due and payable under the Sub-Contract for all work and obligations performed by the Subcontractor thereunder shall have been duly paid to the Subcontractor according to the true purport intent and meaning thereof, or until this Bond shall have been paid in full, whichever shall first occur.

4.	The instrument is irrevocable by the Subcontractor or by the Surety as from the date hereof.

5.	This Bond shall be governed by and interpreted according to the laws of Hong Kong Special Administrative Region and the Subcontractor and Surety hereby agree to submit to the non-exclusive jurisdiction of the Courts of Hong Kong Special Administrative Region.

IN WITNESS WHEREOF this Bond has been executed this                  day of

THE COMMON SEAL of the Surety was

hereunto affixed in the presence of

..........................................................

................................................... witness

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ANNEXURE L - CONTRACTOR'S PROGRAMME

Refer to the detailed programme – Contractor’s Programme” enclosed on Annexure M – CD ROM.

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ANNEXURE M - CD ROM

1.	Bill No. 2 — Preambles

2.	Drawings (Refer to Annexure C 1.3 Technical Documents for List of Drawings)

3.	Particular Specifications (Refer to Annexure C 1.3 Technical Documents for List of Particular Specifications)

4.	Interface and Reference Drawings (Architectural, Structural and Other MEP Services)

5.	Safety Manual

6.	Condition of Plant and Equipment for Operation and Inspection

7.	Labour Wage Payment Verification

8.	ASD General Specification for Building 2022 Edition

9.	Energy Policy

10.	Environmental Policy

11.	Noise Management Policy

12.	Waste Management Policy

13.	Environmental Standards

14.	Contractor’s Programme

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